As filed electronically with the Securities and Exchange Commission on April 30, 1998

                                                Securities Act File No. 33-64915
                                        Investment Company Act File No. 811-7447

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 8

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 11

                           HARRIS INSIGHT FUNDS TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Suite 1300, Boston, MA 02109
           -----------------------------------------------------------
           (Address of Principal Executive Offices including Zip Code)

                                ----------------
       Registrant's Telephone Number, including Area Code: (617) 557-0700

Name and Address of Agent for Service:                Copies to:
Christopher J. Kelley, Esq.                           Cameron S. Avery, Esq.
Harris Insight Funds Trust                            Bell, Boyd & Lloyd
60 State Street                                       Three First National Plaza
Suite 1300                                            70 West Madison Street
Boston, MA  02109                                     Chicago, IL  60602-4207

                                ----------------


       It   is proposed that this filing will become effective:
       ___  immediately upon filing pursuant to paragraph (b)
       ___  60 days after filing pursuant to paragraph (a)(1)
       ___  75 days after filing pursuant to paragraph (a)(2)
       X    on May 1, 1998 pursuant to paragraph (b)
       ___  on __________ pursuant to paragraph (a)(1)
       ___  on __________ pursuant to paragraph (a)(2) of rule 485



       If appropriate, check the following box:
       ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           HARRIS INSIGHT FUNDS TRUST
                       Registration Statement on Form N-1A


                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(b)
                        under the Securities Act of 1933

                       (Prospectuses offering Class A and
              Institutional Shares of Harris Insight Funds Trust)


                                                        PART A

N-1A Item No.                                           Location
-------------                                           --------

Item 1.  Cover Page                                     Cover Page

Item 2.  Synopsis                                       Expense Summary; Financial Highlights

Item 3.  Condensed Financial Information                Financial Highlights; General Information -
                                                        How Performance is Reported

Item 4.  General Description of Registrant              Cover Page; Fund Summary; Investment
                                                        Objectives and Policies; Additional
                                                        Investment Information; General Information
                                                        - More Information About the Trust and the
                                                        Company

Item 5.  Management of the Fund                         Management

Item 5A. Management: Discussion of Fund Performance     Not Applicable

Item 6.  Capital Stock and Other Securities             Cover Page; Shareholder Services and
                                                        Policies; How the Funds Make Distributions
                                                        to Shareholders; Tax Information; General
                                                        Information - More Information About the
                                                        Trust and the Company

Item 7.  Purchase of Securities Being Offered           Management; How to Buy Shares; How to Sell
                                                        Shares; Shareholder Services and Policies;
                                                        General Information - How Share Value is
                                                        Determined

Item 8.  Redemption or Repurchase                       How to Buy Shares; How to Sell Shares;
                                                        Shareholder Services and Policies

Item 9.  Pending Legal Proceedings                      Not Applicable

            (SAI offering Class A and Institutional Shares of Harris Insight Funds Trust)

                                               PART B

N-1A Item No.                                         Location
-------------                                         --------

Item 10. Cover Page                                   Cover Page

Item 11. Table of Contents                            Table of Contents

Item 12. General Information and History              Not Applicable

Item 13. Investment Objectives and Policies           Investment Strategies; Investment
                                                      Restrictions; Portfolio Transactions

Item 14. Management of the Fund                       Management

Item 15. Control Persons and Principal                Management
         Holders of Securities

Item 16. Investment Advisory and Other Services       Management; Service Plans; Custodian;
                                                      Independent Accountants

Item 17. Brokerage Allocation and Other Practices     Portfolio Transactions

Item 18. Capital Stock and Other Securities           Capital Stock and Beneficial Interest

Item 19. Purchase, Redemption and Pricing of          Determination of Net Asset Value;
         Securities Being Offered                     Financial Statements

Item 20. Tax Status                                   Federal Income Taxes

Item 21. Underwriters                                 Management; Service Plans

Item 22. Calculation of Performance Data              Calculation of Yield and Total Return

Item 23. Financial Statements                         Financial Statements

                                    Harris
                                Insight(R) Funds


                             MAY 1, 1998 PROSPECTUS

                          Prospectus begins on page 1.

                                 Class A Shares
                          Harris Insight Equity Funds
                       Harris Insight Fixed Income Funds
                       Harris Insight Money Market Funds

                          [HARRIS INSIGHT FUNDS LOGO]
                    Powerful Insight. Solid Investments.(SM)

                            Harris Insight(R) Funds
    60 State Street, Suite 1300 * Boston, Massachusetts 02109 * 800.982.8782

                                 CLASS A SHARES

                      Harris Insight Emerging Markets Fund
                       Harris Insight International Fund
                   Harris Insight Small-Cap Opportunity Fund
                      Harris Insight Small-Cap Value Fund
                           Harris Insight Growth Fund
                           Harris Insight Equity Fund
                       Harris Insight Equity Income Fund
                           Harris Insight Index Fund
                          Harris Insight Balanced Fund
                   Harris Insight Convertible Securities Fund
                      Harris Insight Tax-Exempt Bond Fund
                            Harris Insight Bond Fund
                Harris Insight Intermediate Tax-Exempt Bond Fund
                  Harris Insight Short/Intermediate Bond Fund
                Harris Insight Intermediate Government Bond Fund
                  Harris Insight Tax-Exempt Money Market Fund
                        Harris Insight Money Market Fund
                  Harris Insight Government Money Market Fund

This Prospectus offers Class A shares ("Class A Shares") of eighteen investment portfolios advised by Harris Trust and Savings Bank (collectively, the "Funds"). The Equity Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Money Market Fund, the Money Market Fund and the Government Money Market Fund are investment portfolios of HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"). Each other Fund is an investment portfolio of Harris Insight Funds Trust (the "Trust"). The Company and the Trust are registered as open-end management investment companies (mutual funds). The Funds are known as the Harris Insight Funds.


Please read this Prospectus before investing and keep it on file for future reference. The Prospectus contains the information that a prospective investor should know before investing, including how each Fund invests and the many services available to shareholders.

To learn more about the Funds and their investments, you may obtain a copy of the Harris Insight Funds' most recent financial report and portfolio listing or Statement of Additional Information dated May 1, 1998 (the "SAI") simply by calling (800) 982-8782. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and (as supplemented from time to time) is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Funds.

THE HARRIS INSIGHT FUNDS ARE A FAMILY OF OPEN-END INVESTMENT COMPANIES COMMONLY KNOWN AS MUTUAL FUNDS. SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, HARRIS TRUST AND SAVINGS BANK OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE TAX-EXEMPT MONEY MARKET FUND, THE MONEY MARKET FUND OR THE GOVERNMENT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  May 1, 1998

                               Table of Contents


FUND SUMMARY                                                PAGE         4

EXPENSE SUMMARY                                             PAGE        10

FINANCIAL HIGHLIGHTS                                        PAGE        14

INVESTMENT OBJECTIVES AND POLICIES                          PAGE        30
Equity Funds                                                PAGE        30
Fixed Income Funds                                          PAGE        36
Money Market Funds                                          PAGE        41

ADDITIONAL INVESTMENT INFORMATION                           PAGE        45
Additional Investment Policies                              PAGE        45
Risk Considerations                                         PAGE        50

MANAGEMENT                                                  PAGE        56

HOW TO BUY SHARES                                           PAGE        65

HOW TO SELL SHARES                                          PAGE        68

SHAREHOLDER SERVICES AND POLICIES                           PAGE        70

HOW THE FUNDS MAKE DISTRIBUTIONS
TO SHAREHOLDERS; TAX INFORMATION                            PAGE        73

GENERAL INFORMATION                                         PAGE        75
Banking Law Matters                                         PAGE        75
How Share Value Is Determined                               PAGE        75
How Performance Is Reported                                 PAGE        76
More Information About the Trust and the Company            PAGE        77

APPENDIX A: PERMITTED INVESTMENTS                           PAGE        79




No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the SAI and/or in the Funds' official sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Company. This Prospectus does not constitute an offer in any jurisdiction in which, or to any person to whom, such offer may not lawfully be made.

                                  FUND SUMMARY

         The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

                WHAT ARE THE OBJECTIVES OF THE FUNDS? HOW DO THE
                   FUNDS ATTEMPT TO ACHIEVE THEIR OBJECTIVES?

       Each of the Funds has distinct investment objectives and policies, which are summarized below in order of descending risk. For more complete information, see INVESTMENT OBJECTIVES AND POLICIES and
           ADDITIONAL INVESTMENT INFORMATION. Although no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's investment program.

EQUITY FUNDS

EMERGING MARKETS FUND seeks to provide capital appreciation by investing in equity securities of companies in emerging markets that the investment adviser believes to be undervalued.

INTERNATIONAL FUND seeks to provide international diversification and capital appreciation by investing primarily in the equity securities of foreign issuers that the investment adviser believes are undervalued. Current income is a secondary objective.


SMALL-CAP OPPORTUNITY FUND seeks to provide long-term capital appreciation by investing primarily in equity securities of smaller capitalization companies that the investment adviser believes have above-average growth potential.



SMALL-CAP VALUE FUND seeks to provide capital appreciation by investing primarily in equity securities of smaller capitalization companies that the investment adviser believes have above-average growth potential and appear to be undervalued.


GROWTH FUND seeks to provide capital appreciation by investing primarily in common stocks and convertible securities of companies that the investment adviser believes have above-average growth potential.

EQUITY FUND seeks to provide capital appreciation and current income by investing primarily in common stocks.

EQUITY INCOME FUND seeks to provide current income and, secondarily, capital appreciation, by investing primarily in common stocks and convertible securities.

INDEX FUND seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index, by investing primarily in securities of companies that comprise that index.

BALANCED FUND seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

FIXED INCOME FUNDS

CONVERTIBLE SECURITIES FUND seeks to provide capital appreciation and current income by investing primarily in securities, such as bonds, debentures, notes, preferred stocks or warrants, that are convertible into common stocks.


TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from Federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations of varying maturities.


BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.


INTERMEDIATE TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from Federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations with an intermediate-term average maturity.


SHORT/INTERMEDIATE BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate-term average maturity.

INTERMEDIATE GOVERNMENT BOND FUND seeks to provide a high level of current income, consistent with preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.

MONEY MARKET FUNDS


TAX-EXEMPT MONEY MARKET FUND seeks to provide investors with as high a level of current income that is exempt from Federal income tax as is consistent with its investment policies, and with preservation of capital and liquidity, by investing primarily in high-quality, short-term municipal obligations.


MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing in a broad range of short-term money market instruments.

GOVERNMENT MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing exclusively in short-term U.S. Government securities and repurchase agreements backed by those securities.

WHO MANAGES EACH FUND'S INVESTMENTS?


Harris Trust and Savings Bank ("Harris Trust" or the "Adviser") serves as the investment adviser for each Fund. Harris Trust and its predecessors have provided investment management services to clients for over 100 years. In addition to the services it performs for the Funds, Harris Trust provides investment management services for pension, profit-sharing and personal portfolios. As of December 31, 1997, assets under management totaled approximately $16.4 billion.



Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services for each of the Funds except for the Tax-Exempt Money Market Fund. As of December 31, 1997, HIM had a staff of 60, including 33 professionals, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of that date, assets under management were approximately $10.7 billion.


Subject to the general oversight of Harris Trust and HIM, Hansberger Global Investors, Inc. ("Hansberger" or the "Investment Sub-Adviser") serves as investment sub-adviser to the Emerging Markets Fund and the International Fund. Each of Harris Trust, HIM and Hansberger is sometimes referred to as an "investment adviser."

Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc. See MANAGEMENT.


WHO SHOULD INVEST IN THE FUNDS?


The Equity Funds--the Emerging Markets Fund, the International Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Growth Fund, the Equity Fund, the Equity Income Fund, the Index Fund and the Balanced Fund--are designed for long-term investors who can tolerate changes in the value of their investments in return for the possibility of higher returns. The Fixed Income Funds--the Convertible Securities Fund, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund--are designed for investors seeking some degree of current income. The Money Market Funds--the Tax-Exempt Money

Market Fund, the Money Market Fund and the Government Money Market Fund--are designed for conservative investors seeking stability of principal, current income at money market rates, and liquidity. The Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund are specifically designed for those investors who seek income that is exempt from Federal income tax.


In making your investment decisions, consider your investment goals, your time horizon to achieve them, and your tolerance for risk. For more information about each Fund and its investments, see INVESTMENT OBJECTIVES AND POLICIES.

WHAT ADVANTAGES DO THE FUNDS OFFER?

An investment gives the investor benefits customarily available only to large investors, such as diversification, greater liquidity, professional management, and relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?


Dividends from the Emerging Markets Fund, the International Fund, the Small-Cap Opportunity Fund and the Small-Cap Value Fund are declared and paid annually. Dividends from the Growth Fund are declared and paid semi-annually. Dividends from the Equity Income Fund, the Equity Fund, the Index Fund, the Balanced Fund and the Convertible Securities Fund are declared and paid quarterly. Dividends from the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund are declared daily and paid monthly. Dividends from each of the Money Market Funds are declared daily and paid monthly. Any net capital gains will be declared and paid at least annually. See HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION.


HOW ARE SHARES BOUGHT AND SOLD?

Class A Shares are offered through this Prospectus at a price equal to their net asset value.

Shares may be bought or sold by mail, by bank wire or through your broker-dealer or other financial institution. The minimum initial investment in Class A Shares is $1,000. The minimum initial investment to open a retirement account is $250. The minimum subsequent investment is $50. See HOW TO BUY SHARES and HOW TO SELL SHARES.

WHAT RISKS ARE ASSOCIATED WITH THE FUNDS?

There can be no assurance that any Fund will achieve its investment objective or that the Money Market Funds will be able to maintain a stable net asset value.

The net asset value of each of the Equity Funds and the Fixed Income Funds will fluctuate based upon changes in the value of the Fund's portfolio securities and, when shares are sold, an investment may be worth more or less than the investment's original value. As with any mutual fund, the fundamental risk is that the value of securities that a Fund holds may decrease. Each Fund's performance and price per share changes daily based on many factors, including the perceived quality of the Fund's investments, U.S. and international economic conditions and general market conditions.

The market value of equity securities is based upon the market's perception of the issuing company's value. Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. However, the potential for appreciation in mortgage-backed fixed income securities in the event of a decline in interest rates may be limited or negated by increased principal prepayments on these securities. Fixed income securities also are subject to "credit risk" relating to the financial condition of the issuer of the securities.

Certain investments and investment techniques entail additional risks, such as investments in foreign issuers, issuers with limited market capitalization, mortgage- or asset-backed securities, zero coupon securities and options, futures contracts and forward contracts. The use of leverage by certain Funds through borrowings, securities lending, reverse repurchase agreements and other investment techniques involves additional risks.

The policy of investing in smaller companies employed by the Small-Cap Value Fund, the Small-Cap Opportunity Fund and the other Funds that invest in small company securities entails certain risks in addition to those normally associated with equity securities. Similarly, the International Fund's policy of investing in foreign securities entails certain risks in addition to those normally associated with equity securities. The Emerging Markets Fund's policy of investing in securities of foreign issuers, particularly in countries with smaller, emerging capital markets, involves certain risks not associated with domestic investing, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

     For information about particular risks, see ADDITIONAL INVESTMENT INFORMATION--RISK CONSIDERATIONS.

                                EXPENSE SUMMARY

         The following tables illustrate information concerning annual fund operating expenses for Class A Shares of the Funds. Annual operating expenses are factored into each Fund's share price and are not charged directly to shareholder accounts.

Annual Operating Expenses
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)*

                                             INVESTMENT           RULE
                                             ADVISORY             12b-1
                                             FEES                 FEES

EQUITY FUNDS
Emerging Markets Fund                        0.91%                None
International Fund                           1.03                 None
Small-Cap Opportunity Fund                   0.99                 None
Small-Cap Value Fund                         0.73                 None
Growth Fund                                  0.89                 None
Equity Fund                                  0.70                 None
Equity Income Fund                           0.67                 None
Index Fund                                   0.23                 None
Balanced Fund                                0.56                 None

FIXED-INCOME FUNDS
Convertible Securities Fund                  0.66                 None
Tax-Exempt Bond Fund                         0.60                 None
Bond Fund                                    0.36                 None
Intermediate Tax-Exempt Bond Fund            0.60                 None
Short/Intermediate Bond Fund                 0.41                 None
Intermediate Government Bond Fund            0.24                 None

MONEY MARKET FUNDS
Tax-Exempt Money Market Fund                 0.11                 0.04%
Money Market Fund                            0.10                 0.05
Government Money Market Fund                 0.11                 0.05

                                              SHAREHOLDER                     TOTAL
                                              SERVICING     OTHER             OPERATING
                                              FEES          EXPENSES          EXPENSES

EQUITY FUNDS
Emerging Markets Fund                         0.25%         0.84%             2.00%
International Fund                            0.25          0.37              1.65
Small-Cap Opportunity Fund                    0.25          0.21              1.45
Small-Cap Value Fund                          0.25          0.26              1.24
Growth Fund                                   0.25          0.21              1.35
Equity Fund                                   0.25          0.18              1.13
Equity Income Fund                            0.25          0.26              1.18
Index Fund                                    0.25          0.22              0.70
Balanced Fund                                 0.25          0.32              1.13

FIXED-INCOME FUNDS
Convertible Securities Fund                   0.25          0.26              1.17
Tax-Exempt Bond Fund                          0.25          0.20              1.05
Bond Fund                                     0.25          0.24              0.85
Intermediate Tax-Exempt Bond Fund             0.25          0.19              1.04
Short/Intermediate Bond Fund                  0.25          0.19              0.85
Intermediate Government Bond Fund             0.25          0.26              0.75

MONEY MARKET FUNDS
Tax-Exempt Money Market Fund                  0.25          0.14              0.54
Money Market Fund                             0.25          0.11              0.51
Government Money Market Fund                  0.25          0.12              0.53



* The amounts for expenses are based on amounts incurred during the Funds' most recent fiscal periods. Without fee waivers or expense reimbursements, investment advisory fees and total operating expenses would be 1.25% and 2.34% for the Emerging Markets Fund, 1.05% and 1.67% for the International Fund, 1.00% and 1.46% for the Small-Cap Opportunity Fund, 0.80% and 1.31% for the Small-Cap Value Fund, 0.90% and 1.36% for the Growth Fund, 0.70% and 1.21% for the Equity Income Fund, 0.25% and 0.72% for the Index Fund, 0.60% and 1.17% for the Balanced Fund, 0.70% and 1.21% for the Convertible Securities Fund, 0.65% and 1.14% for the Bond Fund, 0.70% and 1.14% for the Short/Intermediate Bond Fund and 0.65% and 1.16% for the Intermediate Government Bond Fund; and Rule 12b-1 fees, other expenses and total operating expenses would be 0.10%, 0.15% and 0.61% for the Tax-Exempt Money Market Fund, 0.10%, 0.16% and 0.61% for the Money Market Fund, and 0.10%, 0.17% and 0.63% for the Government Money Market Fund.


    Customers of a financial institution, such as Harris Trust, also may be charged certain fees and expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (such as trust, estate settlement, advisory or custodian services).

                                    EXAMPLE

        The table below shows what you would pay if you invested $1,000 over the time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

                                            ONE        THREE        FIVE        TEN
                                           YEAR        YEARS       YEARS       YEARS
EQUITY FUNDS
Emerging Markets Fund                       $20         $63         $108        $233
International Fund                           17          52           90         195
Small-Cap Opportunity Fund                   15          46           79         174
Small-Cap Value Fund                         13          39           68         150
Growth Fund                                  14          43           74         162
Equity Fund                                  12          36           62         137
Equity Income Fund                           12          37           65         143
Index Fund                                    7          22           39          87
Balanced Fund                                12          36           62         137

FIXED-INCOME FUNDS
Convertible Securities Fund                  12          37           64         142
Tax-Exempt Bond Fund                         11          33           58         128
Bond Fund                                     9          27           47         105
Intermediate Tax-Exempt Bond Fund            11          33           58         128
Short/Intermediate Bond Fund                  9          27           47         105
Intermediate Government Bond Fund             8          24           42          93

MONEY MARKET FUNDS
Tax-Exempt Money Market Fund                  6          18           31          69
Money Market Fund                             6          18           31          69
Government Money Market Fund                  6          18           31          69


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense tables is to help you understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning these costs and expenses, see MANAGEMENT.

                              FINANCIAL HIGHLIGHTS


                The financial highlights on the following pages
        represent selected data for a single Class A Share of each Fund outstanding for the periods shown. This information has been derived from the financial statements audited by Price Waterhouse LLP, independent accountants. The Funds' financial statements for the year ended December 31, 1997, and independent accountants'
        report thereon are included in the Funds' Annual Report and are incorporated by reference into (are legally a part of) the Funds' SAI.
         The financial highlights should be read in conjunction with the financial statements. Further information about each Fund's performance is contained in the Annual Report, which may be obtained from the Harris Insight Funds without charge.

                              FINANCIAL HIGHLIGHTS

                                                Emerging
                                              Markets Fund         International Fund
                                             FOR THE PERIOD      YEAR     FOR THE PERIOD
                                             10/21/97(5) TO     ENDED     03/13/96(5) TO
                                                12/31/97       12/31/97      12/31/96

Net Asset Value, Beginning of Period           $    10.00       $  15.46    $  14.69
                                               ----------       --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                               0.002          0.078       0.091
Net Realized and Unrealized Gain/(Loss)
     on Investments                                (1.462)        (0.876)      0.860
                                               ----------       --------    --------
Total from Investment Operations                   (1.460)        (0.798)      0.951
                                               ----------       --------    --------
LESS DISTRIBUTIONS:
Net Investment Income                               0.000         (0.069)     (0.113)
Net Realized Gains                                  0.000         (1.263)     (0.068)
                                               ----------       --------    --------
Total Distributions                                 0.000         (1.332)     (0.181)
                                               ----------       --------    --------
Net Asset Value, End of Period                 $     8.54       $  13.33    $  15.46
                                               ==========       ========    ========
TOTAL RETURN                                      (14.60)%(3)      (5.21)%      6.48%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)                       96          1,265         597
Ratios of Expenses to Average
     Net Assets(1)                                   2.00%(2)       1.65%       1.61%(2)
Ratio of Net Investment Income to
     Average Net Assets                              0.18%(2)       0.57%       0.35%(2)
Portfolio Turnover Rate                              0.00%         93.33%       6.72%
Average Commission Rate(4)                     $    0.003       $  0.006    $  0.020

(1) Without the voluntary waiver of fees, the expense ratios for the period ended December 31, 1997 for the Emerging Markets Fund would have been 2.34% (annualized), for the year ended December 31, 1997 and the period ended December 31, 1996 for the International Fund would have been 1.67% and 1.63% (annualized), respectively, for the Small-Cap Opportunity Fund would have been 1.46% and 1.47% (annualized), respectively, for the period ended December 31, 1997 for the Small-Cap Value Fund would have been 1.31% (annualized), and for the year ended December 31, 1997 and the period ended December 31, 1996 for the Growth Fund would have been 1.36% and 1.39% (annualized), respectively.

(2) Annualized.

(3) Total returns for periods less than one year are not annualized.

(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

(5) Date commenced operations.

                                                         Small-Cap                Small-Cap
                                                      Opportunity Fund          Value Fund            Growth Fund
                                                   YEAR       FOR THE PERIOD    FOR THE PERIOD      YEAR      FOR THE PERIOD
                                                  ENDED       04/19/96(5) TO    07/10/97(5) TO     ENDED      04/19/96(5) TO
                                               12/31/97          12/31/96         12/31/97        12/31/97      12/31/96

Net Asset Value, Beginning of Period          $ 15.51        $  14.25         $   32.31           $  18.69      $  16.49
                                              -------        --------         ---------           --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                          (0.003)          0.032             0.028              0.004         0.030
Net Realized and Unrealized Gain/(Loss)
     on Investments                             3.823           1.996             3.462              6.026         3.273
                                              -------        --------         ---------           --------      --------
Total from Investment Operations                3.820           2.028             3.490              6.030         3.303
                                              -------        --------         ---------           --------      --------
LESS DISTRIBUTIONS:
Net Investment Income                           0.000          (0.050)           (0.036)            (0.004)       (0.038)
Net Realized Gains                             (1.670)         (0.718)           (2.744)            (2.046)       (1.065)
                                              -------        --------         ---------           --------      --------
Total Distributions                            (1.670)         (0.768)           (2.780)            (2.050)       (1.103)
                                              -------        --------         ---------           --------      --------
Net Asset Value, End of Period                $ 17.66        $  15.51         $   33.02           $  22.67      $  18.69
                                              =======        ========         =========           ========      ========
TOTAL RETURN                                    25.14%          14.29%(3)         10.95%(3)          32.54%        19.95%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)                2,485             443               292              2,766           397
Ratios of Expenses to Average
     Net Assets(1)                               1.45%           1.45%(2)          1.24%(2)           1.35%         1.35%(2)
Ratio of Net Investment Income to
     Average Net Assets                         (0.22)%          0.10%(2)          0.38%(2)          (0.03)%        0.17%(2)
Portfolio Turnover Rate                         39.63%          46.13%            91.66%(2)          37.02%        35.36%
Average Commission Rate(4)                    $ 0.054        $  0.058         $   0.055           $  0.058      $  0.058



(1) Without the voluntary waiver of fees, the expense ratios for the period ended December 31, 1997 for the Emerging Markets Fund would have been 2.34% (annualized), for the year ended December 31, 1997 and the period ended December 31, 1996 for the International Fund would have been 1.67% and 1.63% (annualized), respectively, for the Small-Cap Opportunity Fund would have been 1.46% and 1.47% (annualized), respectively, for the period ended December 31, 1997 for the Small-Cap Value Fund would have been 1.31% (annualized), and for the year ended December 31, 1997 and the period ended December 31, 1996 for the Growth Fund would have been 1.36% and 1.39% (annualized), respectively.

(2) Annualized.

(3) Total returns for periods less than one year are not annualized.

(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

(5) Date commenced operations.

                           FINANCIAL HIGHLIGHTS CONT.

                                                     Equity
                                                     Fund

                                                YEAR           YEAR           YEAR             YEAR
                                               ENDED          ENDED          ENDED            ENDED
                                              12/31/97       12/31/96        12/31/95        12/31/94
Net Asset Value, Beginning of Period         $  15.53        $  13.99       $  11.28        $  12.86
                                             --------        --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                           0.174           0.451          0.229           0.263
Net Realized and Unrealized Gain/(Loss)
     on Investments                             5.190           2.926          3.827          (0.514)
                                             --------        --------       --------        --------
Total from Investment Operations                5.364           3.377          4.056          (0.251)
                                             --------        --------       --------        --------
LESS DISTRIBUTIONS:
Net Investment Income                          (0.175)         (0.173)        (0.232)         (0.263)
Net Realized Gains                             (3.129)         (1.664)        (1.114)         (1.066)
                                             --------        --------       --------        --------
Total Distributions                            (3.304)         (1.837)        (1.346)         (1.329)
                                             --------        --------       --------        --------
Net Asset Value, End of Period               $  17.59        $  15.53       $  13.99        $  11.28
                                             ========        ========       ========        ========

TOTAL RETURN                                    35.45%          24.15%         36.26%          (2.05)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)               17,859           7,792         61,256          38,920
Ratios of Expenses to Average
     Net Assets(1)                               1.13%           0.94%          0.96%           0.90%
Ratio of Net Investment Income to
     Average Net Assets                          1.08%           1.47%          1.75%           1.94%
Portfolio Turnover Rate                         81.48%          75.20%         75.93%          87.83%
Average Commission Rate(4)                   $  0.054        $  0.056             --              --

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
     period ended December 31, 1988 for the Equity Fund would have been 0.97%, 0.92%, 0.96%, 0.98%, 1.01%, 1.21%, 1.47% and 1.41% (annualized), respectively.

(2)  Annualized.

(3)  Total returns for periods less than one year are not annualized.

(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

(5)  Date commenced operations.

                                                     Equity
                                                     Fund

                                                  YEAR           YEAR         YEAR           YEAR          YEAR    FOR THE PERIOD
                                                 ENDED          ENDED        ENDED          ENDED         ENDED      02/26/88(5)
                                               12/31/93       12/31/92      12/31/91       12/31/90     12/31/89     TO 12/31/88
Net Asset Value, Beginning of Period          $  11.57        $  12.08      $  10.05      $  11.22     $   10.58      $  10.00
                                              --------        --------      --------      --------     ---------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                            0.197           0.267         0.282         0.323         0.347         0.265
Net Realized and Unrealized Gain/(Loss)
     on Investments                              1.904           0.703         2.418        (1.203)        2.573         0.555
                                              --------        --------      --------      --------     ---------      --------
Total from Investment Operations                 2.101           0.970         2.700        (0.880)        2.920         0.820
                                              --------        --------      --------      --------     ---------      --------
LESS DISTRIBUTIONS:
Net Investment Income                           (0.204)         (0.290)       (0.280)       (0.290)       (0.450)       (0.240)
Net Realized Gains                              (0.607)         (1.190)       (0.390)           --        (1.830)           --
                                              --------        --------      --------      --------     ---------      --------
Total Distributions                             (0.811)         (1.480)       (0.670)       (0.290)       (2.280)       (0.240)
                                              --------        --------      --------      --------     ---------      --------
Net Asset Value, End of Period                $  12.86        $  11.57      $  12.08      $  10.05     $   11.22      $  10.58
                                              ========        ========      ========      ========     =========      ========

TOTAL RETURN                                     18.23%           8.19%        27.29%        (7.87)%       27.81%         8.23%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)                47,241          31,809        34,150        24,649        15,885        24,524
Ratios of Expenses to Average
     Net Assets(1)                                0.93%           0.96%         0.98%         1.00%         1.00%         1.00%(2)
Ratio of Net Investment Income to
     Average Net Assets                           1.59%           2.16%         2.52%         3.29%         2.95%         3.03%(2)
Portfolio Turnover Rate                          57.31%          63.79%        77.85%        52.27%        42.00%        33.03%
Average Commission Rate(4)                          --              --            --            --            --            --


(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
     period ended December 31, 1988 for the Equity Fund would have been 0.97%, 0.92%, 0.96%, 0.98%, 1.01%, 1.21%, 1.47% and 1.41% (annualized), respectively.

(2)  Annualized.

(3)  Total returns for periods less than one year are not annualized.

(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

(5)  Date commenced operations.

                           FINANCIAL HIGHLIGHTS CONT.

                                                     Equity               Index
                                                  Income Fund              Fund
                                                Year    For the Period    Year
                                              Ended     04/18/96(5) to   Ended
                                             12/31/97      12/31/96      12/31/97
Net Asset Value, Beginning of Period         $  13.72     $  13.02       $ 18.48
                                             --------     --------       -------
Income from Investment Operations:
Net Investment Income                           0.237        0.179         0.247
Net Realized and Unrealized Gain
     on Investments                             4.037        1.732         5.725
                                             --------     --------       -------
Total from Investment Operations                4.274        1.911         5.972
                                             --------     --------       -------
Less Distributions:
Net Investment Income                          (0.220)      (0.213)       (0.233)
Net Realized Gains                             (1.464)      (0.998)       (0.709)
                                             --------     --------       -------
Total Distributions                            (1.684)      (1.211)       (0.942)
                                             --------     --------       -------
Net Asset Value, End of Period               $  16.31     $  13.72       $ 23.51
                                             ========     ========       =======

Total Return                                    31.53%       14.67%(3)     32.51%
Ratios/Supplemental Data:
Net Assets, End of Period ($000)                1,241          298         6,942
Ratios of Expenses to Average
     Net Assets(1)                               1.18%        1.18%(2)      0.70%
Ratio of Net Investment Income to
     Average Net Assets                          1.44%        2.11%(2)      1.14%
Portfolio Turnover Rate                         29.87%       52.77%         7.10%
Average Commission Rate(4)                   $  0.058     $  0.059       $ 0.020

(1) Without the voluntary waiver of fees, the expense ratios for the year ended December 31, 1997 and the period ended December 31, 1996 for the Equity Income Fund would have been 1.21% and 1.19% (annualized), respectively, for the Index Fund would have been 0.72% and 0.74% (annualized), respectively, for the period ended December 31, 1997 for the Balanced Fund would have been 1.17% (annualized), for the Convertible Securities Fund would have been 1.21% (annualized), and for the year ended December 31, 1997 and the period ended December 31, 1996 for the Tax-Exempt Bond Fund would have been 1.05% and 1.06% (annualized), respectively.

(2)   Annualized.

(3)   Total returns for periods less than one year are not annualized.

(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

(5)   Date commenced operations.


                                             Index            Balanced          Convertible         Tax-Exempt
                                            Fund              Fund            Securities Fund       Bond Fund
                                           For the Period   For the Period    For the Period      Year   For the Period
                                           04/19/96(5) to   4/16/97(5) to     03/26/97(5) to    Ended    10/02/96(5) to
                                            12/31/96        12/31/97           12/31/97        12/31/97   12/31/96
Net Asset Value, Beginning of Period         $ 16.35        $ 12.56           $  29.30          $ 10.25     $ 10.33
                                             -------        -------           --------          -------     -------
Income from Investment Operations:
Net Investment Income                          0.188          0.301              0.690            0.435       0.105
Net Realized and Unrealized Gain
     on Investments                            2.511          2.411              3.122            0.391       0.136
                                             -------        -------           --------          -------     -------
Total from Investment Operations               2.699          2.712              3.812            0.826       0.241
                                             -------        -------           --------          -------     -------
Less Distributions:
Net Investment Income                         (0.225)        (0.342)            (0.825)          (0.435)     (0.105)
Net Realized Gains                            (0.344)         0.000             (3.767)          (0.121)     (0.216)
                                             -------        -------           --------          -------     -------
Total Distributions                           (0.569)        (0.342)            (4.592)          (0.556)     (0.321)
                                             -------        -------           --------          -------     -------
Net Asset Value, End of Period               $ 18.48        $ 14.93           $  28.52          $ 10.52     $ 10.25
                                             =======        =======           ========          =======     =======

Total Return                                   16.56%(3)      21.72%(3)          13.39%(3)         8.28%       2.34%(3)
Ratios/Supplemental Data:
Net Assets, End of Period ($000)                 150            700                 85              644          38
Ratios of Expenses to Average
     Net Assets(1)                              0.70%(2)       1.13%(2)           1.17%(2)         1.05%       1.05%(2)
Ratio of Net Investment Income to
     Average Net Assets                         1.60%(2)       3.20%(2)           3.51%(2)         4.22%       4.35%(2)
Portfolio Turnover Rate                         4.71%        108.29%(2)          93.24%(2)        61.52%      61.60%
Average Commission Rate(4)                   $ 0.038        $ 0.058           $  0.053               --          --


(1) Without the voluntary waiver of fees, the expense ratios for the year ended December 31, 1997 and the period ended December 31, 1996 for the Equity Income Fund would have been 1.21% and 1.19% (annualized), respectively, for the Index Fund would have been 0.72% and 0.74% (annualized), respectively, for the period ended December 31, 1997 for the Balanced Fund would have been 1.17% (annualized), for the Convertible Securities Fund would have been 1.21% (annualized), and for the year ended December 31, 1997 and the period ended December 31, 1996 for the Tax-Exempt Bond Fund would have been 1.05% and 1.06% (annualized), respectively.

(2)   Annualized.

(3)   Total returns for periods less than one year are not annualized.

(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

(5)   Date commenced operations.

                           FINANCIAL HIGHLIGHTS CONT.


                                                                 Bond Fund
                                                         Year         For the Period
                                                        Ended         04/22/96(4) to
                                                       12/31/97         12/31/96
Net Asset Value, Beginning of Period                 $  10.07          $   9.99
                                                     --------          --------
Income from Investment Operations:
Net Investment Income                                   0.603             0.402
Net Realized and Unrealized Gain
     on Investments                                     0.284             0.113
                                                     --------          --------
Total from Investment Operations                        0.887             0.515
                                                     --------          --------
Less Distributions:
Net Investment Income                                  (0.603)           (0.402)
Net Realized Gains                                     (0.154)           (0.033)
                                                     --------          --------
Total Distributions                                    (0.757)           (0.435)
                                                     --------          --------
Net Asset Value, End of Period                       $  10.20          $  10.07
                                                     ========          ========

Total Return                                             9.14%             5.27%(3)
Ratios/Supplemental Data:
Net Assets, End of Period ($000)                          936               130
Ratios of Expenses to Average
     Net Assets(1)                                       0.85%             0.85%(2)
Ratio of Net Investment Income to
     Average Net Assets                                  6.00%             5.87%(2)
Portfolio Turnover Rate                                138.30%           116.02%

(1) Without the voluntary waiver of fees, the expense ratios for the year ended December 31, 1997 and the period ended December 31, 1996 for the Bond Fund would have been 1.14% and 1.23% (annualized), respectively, and for the Intermediate Tax-Exempt Bond Fund would have been 1.04% and 1.07% (annualized), respectively.

(2)  Annualized.

(3)  Total returns for periods less than one year are not annualized.

(4)  Date commenced operations.

                                                               Intermediate
                                                           Tax-Exempt Bond Fund
                                                         Year        For the Period
                                                        Ended          03/13/96(4) to
                                                         12/31/97          12/31/96
Net Asset Value, Beginning of Period                    $  10.58          $  10.55
                                                        --------          --------
Income from Investment Operations:
Net Investment Income                                      0.327             0.084
Net Realized and Unrealized Gain
     on Investments                                        0.220             0.066
                                                        --------          --------
Total from Investment Operations                           0.547             0.150
                                                        --------          --------
Less Distributions:
Net Investment Income                                     (0.327)           (0.084)
Net Realized Gains                                        (0.050)           (0.036)
                                                        --------          --------
Total Distributions                                       (0.377)           (0.120)
                                                        --------          --------
Net Asset Value, End of Period                          $  10.75          $  10.58
                                                        ========          ========

Total Return                                                6.14%             1.44%(3)
Ratios/Supplemental Data:
Net Assets, End of Period ($000)                             644                --
Ratios of Expenses to Average
     Net Assets(1)                                          1.04%             1.04%(2)
Ratio of Net Investment Income to
     Average Net Assets                                     3.91%             4.33%(2)
Portfolio Turnover Rate                                    48.72%            57.23%


(1) Without the voluntary waiver of fees, the expense ratios for the year ended December 31, 1997 and the period ended December 31, 1996 for the Bond Fund would have been 1.14% and 1.23% (annualized), respectively, and for the Intermediate Tax-Exempt Bond Fund would have been 1.04% and 1.07% (annualized), respectively.

(2)  Annualized.

(3)  Total returns for periods less than one year are not annualized.

(4)  Date commenced operations.

                           FINANCIAL HIGHLIGHTS CONT.

                                                      Short/Intermediate
                                                         Bond Fund
                                               YEAR          YEAR            YEAR
                                              ENDED          ENDED          ENDED
                                             12/31/97      12/31/96       12/31/95
Net Asset Value, Beginning of Period         $  10.14      $  10.38      $   9.66
                                             --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                           0.608         0.594         0.588
Net Realized and Unrealized Gain/(Loss)
     on Investments                             0.070        (0.247)        0.720
                                             --------      --------      --------
Total from Investment Operations                0.678         0.347         1.308
                                             --------      --------      --------
LESS DISTRIBUTIONS:
Net Investment Income                          (0.608)       (0.587)       (0.588)
Net Realized Gains                              0.000         0.000         0.000
                                             --------      --------      --------
Total Distributions                            (0.608)       (0.587)       (0.588)
                                             --------      --------      --------
Net Asset Value, End of Period               $  10.21      $  10.14      $  10.38
                                             ========      ========      ========

TOTAL RETURN                                     6.89%         3.51%        13.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)                5,922         4,432        51,814
Ratios of Expenses to Average
     Net Assets(1)                               0.85%         0.62%         0.60%
Ratio of Net Investment Income to
     Average Net Assets                          5.99%         5.59%         5.91%
Portfolio Turnover Rate                         98.08%       186.02%       194.94%

(1) Without the voluntary waiver of fees, the expense ratios for the years ended 1997, 1996, 1995, 1994, 1993 and 1992, and the period ended December 31, 1991 for the Short/Intermediate Bond Fund would have been 1.14%, 0.92%, 0.96%, 0.92%, 0.94%, 0.93% and 1.01%
     (annualized), respectively, and for the period ended December 31, 1997 for the Intermediate Government Bond Fund would have been 1.16% (annualized).

(2)  Annualized.

(3)  Total returns for periods less than one year are not annualized.

(4)  Date commenced operations.

                                                              Short/Intermediate                            Intermediate
                                                                 Bond Fund                                  Govt. Bond Fund
                                                YEAR            YEAR           YEAR        FOR THE PERIOD   FOR THE PERIOD
                                               ENDED           ENDED          ENDED       04/01/91(4) TO       04/16/97(4) TO
                                              12/31/94         12/31/93       12/31/92       12/31/91             12/31/97
Net Asset Value, Beginning of Period          $   10.34        $  10.22       $  10.57      $  10.00          $  16.06
                                              ---------        --------       --------      --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                             0.559           0.563          0.630         0.474             0.702
Net Realized and Unrealized Gain/(Loss)
     on Investments                              (0.694)          0.435         (0.087)        0.601             0.521
                                              ---------        --------       --------      --------          --------
Total from Investment Operations                 (0.135)          0.998          0.543         1.075             1.223
                                              ---------        --------       --------      --------          --------
LESS DISTRIBUTIONS:
Net Investment Income                            (0.545)         (0.564)        (0.631)       (0.475)           (0.702)
Net Realized Gains                                0.000          (0.314)        (0.262)       (0.030)           (0.041)
                                              ---------        --------       --------      --------          --------
Total Distributions                              (0.545)         (0.878)        (0.893)       (0.505)           (0.743)
                                              ---------        --------       --------      --------          --------
Net Asset Value, End of Period                $    9.66        $  10.34       $  10.22      $  10.57          $  16.54
                                              =========        ========       ========      ========          ========

TOTAL RETURN                                      (1.29)%          9.91%          5.28%        11.04%(3)          7.76%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)                 44,333          74,057         71,848        44,313               716
Ratios of Expenses to Average
     Net Assets(1)                                 0.60%           0.60%          0.60%         0.60%(2)          0.75%(2)
Ratio of Net Investment Income to
     Average Net Assets                            5.29%           5.32%          6.07%         6.60%(2)          6.06%(2)
Portfolio Turnover Rate                          140.99%         215.07%        133.78%       108.70%            84.89%(2)


(1) Without the voluntary waiver of fees, the expense ratios for the years ended 1997, 1996, 1995, 1994, 1993 and 1992, and the period ended December 31, 1991 for the Short/Intermediate Bond Fund would have been 1.14%, 0.92%, 0.96%, 0.92%, 0.94%, 0.93% and 1.01%
     (annualized), respectively, and for the period ended December 31, 1997 for the Intermediate Government Bond Fund would have been 1.16% (annualized).

(2)  Annualized.

(3)  Total returns for periods less than one year are not annualized.

(4)  Date commenced operations.

                           FINANCIAL HIGHLIGHTS CONT.

                                                             Tax-Exempt
                                                         Money Market Fund
                                             YEAR        YEAR        YEAR        YEAR
                                            ENDED       ENDED       ENDED       ENDED
                                           12/31/97     12/31/96    12/31/95    12/31/94
Net Asset Value, Beginning of Period       $   1.00     $   1.00    $    1.00   $    1.00
                                           --------     --------    ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                         0.031        0.029        0.033       0.023
                                           --------     --------    ---------   ---------
Total from Investment Operations              0.031        0.029        0.033       0.023
                                           --------     --------    ---------   ---------
LESS DISTRIBUTIONS:
Net Investment Income                        (0.031)      (0.029)      (0.033)     (0.023)
                                           --------     --------    ---------   ---------
Total Distributions                          (0.031)      (0.029)      (0.033)     (0.023)
                                           --------     --------    ---------   ---------
Net Asset Value, End of Period             $   1.00     $   1.00    $    1.00   $    1.00
                                           ========     ========    =========   =========

TOTAL RETURN                                   3.17%        2.94%        3.31%       2.30%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)            223,071      178,849      170,570     123,501
Ratios of Expenses to Average
     Net Assets(1)                             0.54%        0.53%        0.56%       0.54%
Ratio of Net Investment Income to
     Average Net Assets                        3.13%        2.89%        3.25%       2.20%

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991,
     1990 and 1989 and the period ended December 31, 1988, for the Tax-Exempt Money Market Fund would have been 0.61%, 0.64%, 0.65%, 0.65%, 0.71%, 0.73%, 0.75%, 0.78%, 0.82% and 0.85% (annualized), respectively.

(2)  Annualized.

(3)  Total returns for periods less than one year are not annualized.

(4)  Date commenced operations.

                                                                           Tax-Exempt
                                                                        Money Market Fund
                                             YEAR          YEAR        YEAR      YEAR         YEAR        FOR THE PERIOD
                                           ENDED         ENDED         ENDED     ENDED        ENDED       02/09/88(4) TO
                                           12/31/93      12/31/92      12/31/91  12/31/90   12/31/89         12/31/88
Net Asset Value, Beginning of Period      $    1.00      $   1.00     $   1.00   $   1.00    $    1.00     $   1.00
                                          ---------      --------     --------   --------    ---------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                         0.020         0.025        0.041      0.053        0.058        0.043
                                          ---------      --------     --------   --------    ---------     --------
Total from Investment Operations              0.020         0.025        0.041      0.053        0.058        0.043
                                          ---------      --------     --------   --------    ---------     --------
LESS DISTRIBUTIONS:
Net Investment Income                        (0.020)       (0.025)      (0.041)    (0.053)      (0.058)      (0.043)
                                          ---------      --------     --------   --------    ---------     --------
Total Distributions                          (0.020)       (0.025)      (0.041)    (0.053)      (0.058)      (0.043)
                                          ---------      --------     --------   --------    ---------     --------
Net Asset Value, End of Period            $    1.00      $   1.00     $   1.00   $   1.00    $    1.00     $   1.00
                                          =========      ========     ========   ========    =========     ========

TOTAL RETURN                                   1.99%         2.54%        4.16%      5.51%        5.91%        4.39%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)            168,440       152,821      157,693    136,117      112,674      103,192
Ratios of Expenses to Average
     Net Assets(1)                             0.54%         0.62%        0.49%      0.47%        0.43%        0.51%(2)
Ratio of Net Investment Income to
     Average Net Assets                        1.97%         2.50%        4.08%      5.38%        5.76%        4.81%(2)


(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991,
     1990 and 1989 and the period ended December 31, 1988, for the Tax-Exempt Money Market Fund would have been 0.61%, 0.64%, 0.65%, 0.65%, 0.71%, 0.73%, 0.75%, 0.78%, 0.82% and 0.85% (annualized), respectively.

(2)  Annualized.

(3)  Total returns for periods less than one year are not annualized.

(4)  Date commenced operations.

FINANCIAL HIGHLIGHTS CONT.

                                                               MONEY MARKET FUND
                                             YEAR        YEAR        YEAR       YEAR             YEAR
                                             ENDED      ENDED        ENDED      ENDED            ENDED
                                           12/31/97    12/31/96    12/31/95    12/31/94        12/31/93
Net Asset Value, Beginning of Period        $1.00       $1.00        $1.00      $1.00           $1.00
                                            -----       -----        -----      -----           -----
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                       0.052       0.050        0.054      0.037           0.027
Realized Loss on Investments               (0.001)        --           --         --              --
                                            -----       -----        -----      -----           -----
Total from Investment Operations            0.051       0.050        0.054      0.037           0.027
                                            -----       -----        -----      -----           -----
LESS DISTRIBUTIONS:
Net Investment Income                      (0.052)     (0.050)      (0.054)    (0.037)         (0.027)
                                            -----       -----        -----      -----           -----
Total Distributions                        (0.052)     (0.050)      (0.054)    (0.037)         (0.027)
                                            -----       -----        -----      -----           -----

CAPITAL CONTRIBUTION                        0.001         --           --         --              --
                                            -----       -----        -----      -----           -----
Net Asset Value, End of Period              $1.00       $1.00        $1.00      $1.00           $1.00
                                            =====       =====        =====      =====           =====
TOTAL RETURN                                 5.35%       5.11%        5.58%      3.79%           2.69%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)          677,804     461,213      423,588    530,366         348,984
Ratios of Expenses to Average
     Net Assets(1)                           0.51%       0.52%        0.56%      0.55%           0.57%
Ratio of Net Investment Income to
     Average Net Assets                      5.23%       5.00%        5.42%      3.79%           2.66%

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
period ended December 31, 1988, for the Money Market Fund would have been 0.61%, 0.63%, 0.65%, 0.65%, 0.72%, 0.73%, 0.74%, 0.78%, 0.85% and 0.87% (annualized), respectively.
(2) Annualized.
(3) Total returns for periods less than one year are not annualized.
(4) Date commenced operations.

                                                                   MONEY MARKET FUND
                                             YEAR         YEAR        YEAR              YEAR          FOR THE PERIOD
                                             ENDED        ENDED       ENDED             ENDED         02/10/88(4) TO
                                            12/31/92    12/31/91     12/31/90         12/31/89           12/31/88
Net Asset Value, Beginning of Period         $1.00       $1.00         $1.00            $1.00              $1.00
                                             -----       -----         -----            -----              -----
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                        0.034       0.057         0.077            0.086              0.064
Realized Loss on Investments                   --          --            --               --                 --
                                             -----       -----         -----            -----              -----
Total from Investment Operations             0.034       0.057         0.077            0.086              0.064
                                             -----       -----         -----            -----              -----
LESS DISTRIBUTIONS:
Net Investment Income                       (0.034)     (0.057)       (0.077)          (0.086)            (0.064)
                                             -----       -----         -----            -----              -----
Total Distributions                         (0.034)     (0.057)       (0.077)          (0.086)            (0.064)
                                             -----       -----         -----            -----              -----

CAPITAL CONTRIBUTION                           --          --            --               --                 --
                                             -----       -----         -----            -----              -----
Net Asset Value, End of Period               $1.00       $1.00         $1.00            $1.00              $1.00
                                             =====       =====         =====            =====              =====

TOTAL RETURN                                  3.41%       5.87%         7.94%            9.01%              6.59%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)           383,280     263,419       153,934          172,439            112,144
Ratios of Expenses to Average
     Net Assets(1)                            0.60%       0.71%         0.67%            0.58%              0.46%(2)
Ratio of Net Investment Income to
     Average Net Assets                       3.34%       5.69%         7.66%            8.60%              7.15%(2)

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
period ended December 31, 1988, for the Money Market Fund would have been 0.61%, 0.63%, 0.65%, 0.65%, 0.72%, 0.73%, 0.74%, 0.78%, 0.85% and 0.87% (annualized), respectively.
(2) Annualized.
(3) Total returns for periods less than one year are not annualized.
(4) Date commenced operations.

FINANCIAL HIGHLIGHTS CONT.

                                                                          GOVERNMENT
                                                                       MONEY MARKET FUND
                                                YEAR        YEAR         YEAR       YEAR             YEAR
                                                ENDED       ENDED        ENDED      ENDED            ENDED
                                              12/31/97     12/31/96    12/31/95    12/31/94        12/31/93
Net Asset Value, Beginning of Period           $1.00        $1.00       $1.00       $1.00           $1.00
                                               -----        -----       -----       -----           -----
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                          0.050        0.049       0.054       0.037           0.026
                                               -----        -----       -----       -----           -----
Total from Investment Operations               0.050        0.049       0.054       0.037           0.026
                                               -----        -----       -----       -----           -----

LESS DISTRIBUTIONS:
Net Investment Income                         (0.050)      (0.049)     (0.054)     (0.037)         (0.026)
                                               -----        -----       -----       -----           -----
Total Distributions                           (0.050)      (0.049)     (0.054)     (0.037)         (0.026)
                                               -----        -----       -----       -----           -----
Net Asset Value, End of Period                 $1.00        $1.00       $1.00       $1.00           $1.00
                                               =====        =====       =====       =====           =====

TOTAL RETURN                                    5.17%        5.00%       5.51%       3.72%           2.62%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)             247,594      206,073     264,426     229,619         263,909
Ratios of Expenses to Average
     Net Assets(1)                              0.53%        0.54%       0.57%       0.60%           0.61%
Ratio of Net Investment Income to
     Average Net Assets                         5.05%        4.89%       5.36%       3.62%           2.57%

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
period ended December 31, 1988, for the Government Money Market Fund would have been 0.63%, 0.67%, 0.67%, 0.66%, 0.70%, 0.70%, 0.78%, 0.83%, 0.88% and 0.99%
(annualized), respectively.
(2) Annualized.
(3) Total returns for periods less than one year are not annualized.
(4) Date commenced operations.

                                                                            GOVERNMENT
                                                                       MONEY MARKET FUND
                                                 YEAR         YEAR       YEAR             YEAR         FOR THE PERIOD
                                                 ENDED        ENDED      ENDED            ENDED        02/11/88(4) TO
                                                12/31/92     12/31/91   12/31/90        12/31/89          12/31/88
Net Asset Value, Beginning of Period             $1.00        $1.00      $1.00           $1.00              $1.00
                                                 -----        -----      -----           -----              -----

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                            0.033        0.055      0.075           0.084              0.061
                                                 -----        -----      -----           -----              -----
Total from Investment Operations                 0.033        0.055      0.075           0.084              0.061
                                                 -----        -----      -----           -----              -----

LESS DISTRIBUTIONS:
Net Investment Income                           (0.033)      (0.055)    (0.075)         (0.084)            (0.061)
                                                 -----        -----      -----           -----              -----
Total Distributions                             (0.033)      (0.055)    (0.075)         (0.084)            (0.061)
                                                 -----        -----      -----           -----              -----
Net Asset Value, End of Period                   $1.00        $1.00      $1.00           $1.00              $1.00
                                                 =====        =====      =====           =====              =====

TOTAL RETURN                                      3.42%        5.67%      7.78%           8.80%              6.27%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)               140,134      632,663     87,098          35,751             43,870
Ratios of Expenses to Average
     Net Assets(1)                                0.66%        0.71%      0.52%           0.40%              0.54%(2)
Ratio of Net Investment Income to
     Average Net Assets                           3.34%        5.45%      7.49%           8.45%              7.24%(2)

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
period ended December 31, 1988, for the Government Money Market Fund would have been 0.63%, 0.67%, 0.67%, 0.66%, 0.70%, 0.70%, 0.78%, 0.83%, 0.88% and 0.99%
(annualized), respectively.
(2) Annualized.
(3) Total returns for periods less than one year are not annualized.
(4) Date commenced operations.

                       INVESTMENT OBJECTIVES AND POLICIES

            Each of the Funds has distinct investment objectives and
          policies, which are set forth below. Investments that may be made by all of the Funds are listed under ADDITIONAL
      INVESTMENT INFORMATION--ADDITIONAL INVESTMENT POLICIES. For a further description of each Fund's investments and investment techniques, see ADDITIONAL INVESTMENT INFORMATION, APPENDIX A: PERMITTED
       INVESTMENTS ("Appendix A") and the SAI. There is no assurance that any Fund will achieve its investment objective or that the
     Money Market Funds will be able to maintain a stable net asset value.
         As used throughout this Prospectus, the term "U.S. Government
           Securities" means obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

EQUITY FUNDS

EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets that the investment adviser believes are undervalued. To a lesser degree, the Fund also may invest in emerging market equity securities offered in "private placements." Dividend and interest income from portfolio securities is largely an incidental consideration.

The Fund's investment approach relies heavily on a fundamental analysis of securities with a long-term investment perspective. The Fund seeks to maximize this approach by extending the search for value into many countries around the world. This global search provides the Fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also from country to country, in search of undervalued securities.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of issuers located in emerging market countries. As used in this Prospectus, the terms "emerging market country," "emerging coun-try," or "developing country" apply to any country that, in the investment adviser's opinion, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (the "World Bank") and the International Finance Corporation. There are currently over 130 countries that are emerging or developing countries under this standard; approximately 40 of these countries currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Securities of issuers located in emerging market countries or traded in emerging markets present greater liquidity risks and other risks than securities of issuers located in developed countries or traded in more established markets.

By engaging in its own research and by reviewing research obtained through outside sources, the investment adviser seeks to identify appropriate investments for the Fund. The investment adviser may consider a number of factors in evaluating potential investments, including political risks, classic macro-economic variables and equity market valuations. The investment adviser also focuses on the quality of a company's management, growth prospects and financial well being. The Fund's investments generally will reflect a broad cross-section of countries, industries and companies in order to minimize risk. In situations where the market for a particular security is determined by the investment adviser to be sufficiently liquid, the Fund may engage in short sales.


The Fund may invest in certain debt securities of any grade, rated or unrated, such as convertible bonds and bonds selling at discount, when the investment adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. These securities may be subject to significant risk. See RISK CONSIDERATIONS--RISKS OF FIXED INCOME SECURITIES. The Fund also may engage in securities of companies or investment trusts that invest in, or securities backed by, mortgages, real estate or interests in real estate, including real estate investment trusts ("REITs").


INTERNATIONAL FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equity securities of issuers outside the U.S. that the investment adviser believes are undervalued.

The Fund's investment approach relies heavily on a fundamental analysis of securities with a long-term investment perspective. The Fund seeks to maximize this approach by extending the search for value into many countries around the world. This global search provides the Fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also from country to country, in search of undervalued securities.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of foreign issuers (i.e., issuers organized outside the U.S. or whose principal trading market is outside the U.S.). The Fund invests in the securities of issuers located in at least three foreign countries. The Fund seeks to manage risk through the diversification of its investments.

The Fund also may invest in exchange rate-related securities, securities convertible into or exchangeable for foreign equity securities, and custodial receipts for Treasury securities. In addition, the Fund may engage in the purchase and sale of foreign currency for hedging purposes.


The Fund may invest in certain debt securities of any grade, rated or unrated, such as convertible bonds and bonds selling at discount, when the investment adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. These securities may be subject to significant risk. See RISK CONSIDERATIONS--RISKS OF FIXED INCOME SECURITIES. The Fund also may engage in securities of companies or investment trusts that invest in, or securities backed by, mortgages, real estate or interests in real estate, including real estate investment trusts ("REITs").


SMALL-CAP
OPPORTUNITY FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide long-term capital appreciation.


INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller capitalization that the investment adviser believes are attractively valued in the market. Market capitalization refers to the total market value of a company's outstanding shares of common stock. Smaller capitalization companies are those with market capitalizations, at the time of the Fund's investment, that fall in the lowest 15% of market capitalization of publicly traded companies listed in the U.S. These securities will tend to be represented in the Russell 2000 Index.

In investing the Fund's assets, the investment adviser follows a discipline that seeks to identify companies offering above-average earnings, sales and asset value growth.



Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller capitalization companies.


SMALL-CAP VALUE FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.


INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller capitalization that the investment adviser believes are conservatively valued in the marketplace. Market capitalization refers to the total market value of a company's outstanding shares of common stock. Smaller capitalization companies are those with market capitalizations, at the time of the Fund's investment, that fall in the lowest 15% of market capitalization of publicly traded companies listed in the U.S. These securities will tend to be represented in the Russell 2000 Index.


In managing the Fund's assets, the investment adviser seeks to invest in securities that are undervalued relative to the securities of comparable companies, as determined by price/earnings ratios, earnings expectations or other fundamental measures.


Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller capitalization companies.


GROWTH FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equity securities that the investment adviser believes are undervalued but represent growth opportunities. The Fund also may invest in securities issued by medium to larger capitalization companies that provide returns more closely aligned with the Lipper Growth Fund Index. The Fund's investment management discipline emphasizes growth in sales, earnings and asset values.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in equity securities.

EQUITY FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide investors with capital appreciation and current income.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of larger capitalization companies (i.e., companies with market capitalization in excess of $500 million at the time of the Fund's investment) and is managed to provide equity-based returns characteristic of these securities. Market capitalization refers to the total market value of a company's outstanding shares of common stock. The selected issuers will be representative of those sectors found within the Standard & Poor's 500 Index (the "S&P 500 Index"). Using both "quantitative" and "fundamental" analysis, the investment adviser selects investments that it believes will provide returns greater than the securities comprising the S&P 500 Index over the long-term with a risk level approximating that of the index, with risk measured by volatility.

The Fund's investments are expected to be diversified among all major sectors of the market. The Fund's investment adviser believes that an investment process which combines carefully monitored risk control with an emphasis on value and fundamental research is better suited for long-term equity investing. The Fund's portfolio is generally comprised of approximately 50 different issues. Risk is managed by diversification of investments.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks of larger capitalization companies.


EQUITY INCOME FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide current income and, secondarily, capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equities that are found within the Standard & Poor's 500 Index (the "S&P 500 Index"), or other attractive issues. Convertible securities may also be utilized. The investment adviser believes that the combination of these securities should produce returns that are similar to the performance of the S&P 500 Index and its corresponding sectors, yet with a higher income yield.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks and securities convertible into common stock. The Fund is managed with a disciplined investment process designed to maintain a diversified portfolio of high quality equity securities. The Fund generally emphasizes securities with higher than average dividend yields and/or stronger than average growth characteristics. The result of this investment process is a diversified portfolio that the investment adviser believes provides attractive long-term growth potential, while offering an attractive current yield.

INDEX FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index.


INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in securities of companies that comprise the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that emphasizes large capitalization companies. As of December 31, 1997, the index represented approximately 74% of the market capitalization of publicly owned stocks in the U.S.



The Fund is managed through the use of a "quantitative" or "indexing" investment discipline, which attempts to duplicate the investment composition and performance of the S&P 500 Index through statistical procedures. As a result, the investment adviser does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis. The Fund seeks quarterly performance within one percentage-point of the performance of the index (i.e., the percentage return of the index [plus or minus] 1%). On at least a monthly basis, the investment adviser compares the Fund's performance to that of the index. In the event the Fund's performance for the preceding three-month period does not adequately track the performance of the index, the investment adviser may adjust the Fund's holdings accordingly.


The Fund seeks to closely match the weight of each security in the portfolio to its approximate weight in the S&P 500 Index. Although the Fund may not hold all 500 securities included in the index, it will generally hold at least 90% of these securities. The Fund also may maintain positions in S&P 500 Index futures contracts. Generally, index futures contracts are bilateral agreements whereby two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the index is made, purchasers of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. The Fund may use S&P 500 Index futures contracts for several reasons: to simulate full investment in the index while retaining a cash balance for Fund management purposes, to facilitate trading or to reduce transaction costs.

Standard & Poor's ("S&P") makes no representation or warranty, expressed or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in either the Index Fund or the ability of the S&P 500 Index to track general stock market performance. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein.

Furthermore, S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein.

BALANCED FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by actively allocating investments between equity and fixed income securities. Through utilizing this approach, the Fund seeks to provide capital appreciation similar to larger-capitalization equities, with a portion of the Fund's total return resulting from investment in fixed income securities. The Fund seeks to provide an overall return comprising between 40% and 65% of the return of the Standard & Poor's 500 Index (a broad U.S. stock market index) and between 35% and 60% of the return of the Lehman Brothers Aggregate Index (a broad U.S. bond market index).

The Fund's investment process considers, on a continuing basis, the attractiveness of equities versus fixed income securities. Under normal market conditions, equity securities are expected to comprise between 40% and 65% of the Fund's total assets and fixed income securities are expected to comprise at least 25% of the Fund's total assets.

FIXED INCOME FUNDS

CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation and current income.

INVESTMENT POLICIES. Convertible securities have unique return characteristics. Convertible securities tend to rise in price when overall equity markets rise and, conversely, tend to decline relatively less when interest rates rise. The Fund strives to reflect these unique performance characteristics while seeking to provide income that is more characteristic of short/intermediate maturity corporate bonds.

The Fund seeks to achieve its investment objective by investing primarily in convertible securities, which are bonds, debentures, notes or preferred stock that are convertible into common stock, or warrants, which are options to purchase common stock at a specified price.

The Fund also may invest in equity securities of U.S. corporations. The Fund seeks to diversify among issuers in a manner that will enable the Fund to minimize the volatility of the Fund's net asset value in erratic or declining markets. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in convertible securities.


Under normal market conditions, the Fund will invest without limitation in convertible securities of U.S. corporations and in Eurodollar securities convertible into common stocks of U.S. corporations that are rated "B" or better by Standard & Poor's ("S&P") or "B" ("b" in the case of preferred stocks) or better by Moody's Investors Service ("Moody's") at the time of purchase, or, if not rated, considered by the investment adviser to be of comparable quality, except that investment in securities rated "B-" by S&P or Moody's will be limited to 15% of its total assets. Up to 5% of the Fund's total assets may be invested in convertible securities that are rated "CCC" by S&P or "Caa" by Moody's at the time of purchase. Securities that are rated "BB" or below by S&P or "Ba" or below by Moody's are "high yield" securities, commonly known as junk bonds. See RISK CONSIDERATIONS--RISKS OF FIXED INCOME SECURITIES. By their nature, convertible securities may be more volatile in price than higher-rated debt obligations.


The ratings of S&P and Moody's represent the opinions of those organizations as to the quality of securities. Such ratings are relative and subjective, not absolute standards of quality and do not evaluate the market risk of the securities. Although the Fund's investment adviser uses these ratings as a criterion for the selection of securities for the Fund, it also relies on its own independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on the investment adviser's credit analysis of low-rated and unrated securities than would be the case for a portfolio of high-rated securities.

The Fund may invest up to 35% of its total assets in "synthetic convertibles" created by combining separate securities that together possess the two principal components of a convertible security: fixed income and the right to acquire equity securities. In addition, the Fund may invest up to 15% of its net assets in convertible securities offered in "private placements" and other illiquid securities;

up to 15% of its total assets in common stocks; and up to 5% of its net assets in warrants. The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

In periods of unusual market conditions, when the investment adviser believes that convertible securities would not best serve the Fund's objectives, the Fund may for defensive purposes invest part or all of its total assets in (a) U.S. Government Securities; (b) non-convertible debt obligations of domestic corporations, including bonds, debentures, notes or preferred stock rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of purchase, which ordinarily are less volatile in price than convertible securities and serve to increase diversification of risk; and (c) short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of 397 days or less. During such periods, the Fund will continue to seek current income but will put less emphasis on capital appreciation.


During its most recent fiscal year ended December 31, 1997, the Fund had 84% of its average assets in rated debt securities, 7% in unrated debt securities and the remainder in cash and equity securities. During that year, the Fund had the following percentages of its average assets invested in rated securities: AAA - 2%, AA - 6%, A - 8%, BBB - 37%, BB - 15%, B - 9%, CCC or below - 2%. This information reflects the average composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the current fiscal year or any other time.


TAX-EXEMPT BOND FUND


INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from Federal income tax.


INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with varying maturities. As a result, the Fund seeks to generate a higher level of income than that of short or intermediate average maturity municipal bond funds, although it will experience corresponding higher volatility of principal during periods of changing interest rates.


The Fund attempts to anticipate changes in interest rates, analyzing yield differentials for different types of bonds, and analyzing credit for specific issues and municipalities. As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

These securities make interest payments that are exempt from Federal income tax.


In addition, the Fund may invest in U.S. Government Obligations (as defined in Appendix A) and securities secured by letters of credit. The Fund also may write
(sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT POLICIES. The Fund seeks to provide the higher income generally associated with a broad range of longer-term bonds typically having 5 to 10 years remaining to maturity. As a result, principal value of these longer-term bonds is likely to fluctuate more than that of bonds with shorter maturities.

The Fund seeks to achieve its objective by utilizing a highly-disciplined, quantitative process designed to identify fixed income securities that are undervalued and are positioned to offer the best relative value to enable the Fund to benefit from anticipated changes in interest rates.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S. Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon debt securities.

INTERMEDIATE
TAX-EXEMPT BOND FUND


INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from Federal income tax.


INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with a dollar-weighted average portfolio maturity, under normal market conditions, of between 3 and 10 years. The investment adviser believes that this income will generally be higher than that provided by shorter term municipal funds, although the Fund will reflect greater share price volatility during periods of changing interest rates than comparable shorter-term funds. Individual portfolio securities will have varying maturities.

As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from Federal income tax.


The Fund's selection of individual securities is based on a number of factors, including anticipated changes in interest rates, the assessment of the yield advantages of different classes of bonds, and an independent analysis of credit quality of individual issues by the investment adviser.

In addition, the Fund may invest in U.S. Government Obligations (as defined in Appendix A) and securities secured by letters of credit. The Fund also may write
(sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

SHORT/INTERMEDIATE
BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate-term average maturity.

INVESTMENT POLICIES. The Fund seeks to provide income and share price volatility of a 2- to 5-year average maturity taxable bond portfolio. Thus, it is anticipated that when interest rates rise, share price of the Fund will tend to fall less than longer-term bond funds and appreciate less when interest rates fall.

The Fund seeks to achieve its objective by utilizing a combination of investment disciplines, including the assessment of yield advantages among different classes of bonds and among different maturities, independent review by the investment adviser of the credit quality of individual issues, and the analysis by the investment adviser of economic and market conditions affecting the fixed income markets.

The Fund may invest in a broad range of fixed income obligations, including fixed and variable rate bonds, debentures, U.S. Government Securities, and Government Stripped Mortgage-Backed Securities. The Fund also may invest in U.S. Government Securities placed into irrevocable trusts and evidenced by a trust receipt. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S. Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon debt securities.

The Fund also may hold short-term U.S. Government Obligations (as defined in Appendix A), "high-quality" money market instruments (i.e., those within the two highest rating categories or, if unrated, determined by the investment adviser to be comparable in quality to instruments so rated) and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the investment adviser's opinion, existing circumstances warrant.

The Fund's dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities), under normal market conditions, will be between 2 and 5 years.

INTERMEDIATE GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income, consistent with preservation of capital.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government Securities, including mortgage-backed securities, having an intermediate-term average maturity. Under normal circumstances, at least 65% of the Fund's total assets will be invested in U.S. Government Securities and in repurchase agreements collateralized by U.S. Government Securities. The average portfolio maturity (or average life with respect to mortgage-backed securities) generally will be between 3 and 10 years.

The Fund's investments may include asset-backed securities, zero coupon securities and debt securities of U.S. corporations (with respect to 20% of the Fund's total assets at the time of purchase). In addition, the Fund may invest in foreign debt securities guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to 10% of the Fund's total assets at the time of purchase). The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

MONEY MARKET FUNDS
TAX-EXEMPT MONEY
MARKET FUND


INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income that is exempt from Federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.


Investment Policies. The Fund invests only in high quality, short-term money market instruments that are determined by the investment adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests primarily in high-quality municipal obligations. Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. Except for temporary investments in taxable obligations described below, the Fund will invest only in municipal obligations that are exempt from Federal income taxes in the opinion of bond counsel. Such obligations include municipal bonds, municipal notes and municipal commercial paper.


The Fund will not purchase a security (other than a U.S. Government Security) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's or Moody's Investors Service) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated by only one rating agency, is determined to be of comparable quality). Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.

The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

Under ordinary market conditions, the Fund will maintain as a fundamental policy at least 80% of the value of its total assets in obligations that are exempt from Federal income tax and not subject to the alternative minimum tax. The Fund may, pending the investment of proceeds of sales of its shares or proceeds from the sale of portfolio securities, in anticipation of redemptions, or to maintain a "defensive" posture when, in the opinion of the investment adviser, it is advisable to do so because of market conditions, elect to hold temporarily up to 20% of the current value of its total assets in cash reserves or invest in securities whose interest income is subject to taxation.

From time to time, the Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar type projects or municipal obligations whose issuers are located in the same state.

MONEY MARKET FUND

Investment Objective. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

Investment Policies. The Fund invests only in high quality, short-term money market instruments that are determined by the investment adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests in a broad range of short-term money market instruments, including U.S. Government Securities and bank and commercial obligations. The commercial paper purchased by the Fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

The Fund will not purchase a security (other than U.S. Government Securities) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's or Moody's Investors Service) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated only by one rating agency, is determined to be of comparable quality), and not more than 5% of the total assets of the Fund would be invested in securities in the second highest rating category. Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.

The Fund also may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies, and convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated, and pay interest, in U.S. dollars. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. See INVESTMENT OBJECTIVES AND POLICIES--TAX-EXEMPT MONEY MARKET FUND.

GOVERNMENT MONEY MARKET FUND

Investment Objective. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

Investment Policies. The Fund invests only in high quality, short-term money market instruments that are determined by the investment adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests exclusively in U.S. Government Securities and repurchase agreements backed by those securities.

The Fund invests only in securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

The Fund invests in obligations of U.S. Government agencies and instrumentalities only when the investment adviser is satisfied that the credit risk with respect to the issuer is minimal.

                       ADDITIONAL INVESTMENT INFORMATION

                 Unless otherwise noted, each Fund's investment objective and policies are not fundamental and may be changed by the Board of Trustees of the Trust (or Board of Directors of the Company) without approval by the Fund's shareholders.
           Investment policies that are designated as fundamental may be changed only with approval of the holders of a majority of the Fund's outstanding voting securities. A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares.


For a further description of the Funds' investment policies, including additional fundamental policies, see Appendix A and the SAI.

ADDITIONAL INVESTMENT POLICIES


Each Fund may invest in the securities of other investment companies, zero coupon securities, when-issued securities and forward commitments, floating/ variable rate obligations (and inverse floating rate obligations with respect to the Fixed Income Funds), as well as commercial paper, short-term money market instruments and cash equivalents, such as certificates of deposit, demand and time deposits and banker's acceptance notes. Each Fund may also enter into repurchase agreements. Each Fund (except the Money Market Funds) also may lend its portfolio securities in an amount not exceeding one-third of its total assets and may enter into reverse repurchase agreements.



In addition, each of the Equity Funds may invest in securities purchased in initial public offerings. Each of the Equity Funds also may invest in foreign securities, including American Depositary Receipts, European Depositary Receipts (the International Fund and the Emerging Markets Fund also may invest in Global Depositary Receipts) and, with respect to 10% (100% for the Emerging Markets Fund and the International Fund) of each Fund's total assets, debt and equity securities of foreign issuers. Further, each of the Equity Funds may purchase and sell covered put and call options on securities, index and interest rate futures contracts and options on futures contracts. The Equity Funds and the Convertible Securities Fund may invest in warrants.

Diversification. Each Fund is diversified as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a matter of fundamental policy, no Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer (other than U.S. Government Securities), except that up to 25% of the value of the total assets of a Fund (other than the Money Market Fund and the Government Money Market Fund) may be invested without regard to this limitation. Notwithstanding this policy, each of the Money Market Fund and the Government Money Market Fund may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time. As a matter of fundamental policy, no Fund may purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer.

Concentration. Each Fund is prohibited from concentrating its assets in the securities of issuers in a single industry. As a matter of fundamental policy, the Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, as an immediate result of the purchase, the value of its investments in that industry would exceed 25% of the current value of its total assets. This limitation does not apply to investments in (i) municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); (ii) U.S. Government Securities; and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments.

Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

Illiquid Securities. Each Fund may invest up to 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of its net assets in securities that are considered illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Trust's Board of Trustees (and the Company's Board of Directors)). See Appendix A.

Borrowing. As a matter of fundamental policy, no Fund may borrow from banks, except that a Fund may borrow up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while any aggregate borrowings in excess of 5% exist).


Securities Lending. Each Fund (except the Money Market Funds) may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's total assets. However, such loans may be made only if secured by cash or cash equivalent collateral. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from the borrower. As with any extension of credit, there are risks of incurring a loss should the borrower of the securities fail financially. However, the Funds will lend securities to firms deemed creditworthy by the investment adviser. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker.



Rating Matters. Each of the Equity Funds and the Fixed Income Funds may invest in securities convertible into or exchangeable for common stocks or preferred stocks, as well as U.S. Government Securities and debt obligations of domestic corporations rated "BBB" or better by Standard & Poor's ("S&P") or "Baa" or better by Moody's Investors Service ("Moody's"), or that have an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") at the time of purchase or, if not rated, are considered by the investment adviser to be of comparable quality. Debt securities rated "BBB" by S&P or "Baa" by Moody's (the fourth and lowest category of investment grade) and securities of comparable quality may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Debt securities rated in the fifth highest category ("BB" by S&P or "Ba" by Moody's) and securities of comparable quality (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. The Emerging Markets Fund may invest in debt securities of any grade and the Convertible Securities Fund may invest in debt securities that are less than investment grade. See RISK CONSIDERATIONS--RISKS OF FIXED INCOME SECURITIES.

Each Fund may purchase debt obligations that are not rated if, in the opinion of the investment adviser, they are of investment quality at least comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a Fund (other than a Money Market Fund) to sell the security unless the amount of the security exceeds permissible limits. However, the investment adviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another NRSRO for securities may change as a result of changes in the rating systems or due to the corporate reorganization of an NRSRO, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of that Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the SAI. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Company's Board of Directors that a sale is not in the best interests of the Fund.

Temporary Defensive Position. When business or financial conditions warrant, each of the Emerging Markets Fund and the International Fund may assume a temporary defensive position by investing in money market investments. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

For temporary defensive purposes, during periods in which the investment adviser believes changes in economic, financial or political conditions make it advisable, these Funds may reduce their holdings in equity and other securities and may invest up to 100% of their assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and
(e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the investment adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's or S&P (i.e., rated at least "A").

Portfolio Transactions. Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the judgment of the investment adviser, a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide the cash necessary for redemptions, distributions to shareholders or other Fund management purposes. Portfolio changes may be made without regard to the length of time a particular security has been held or the frequency of portfolio transactions of a Fund (the portfolio turnover rate).

The realization of taxable capital gains and, with respect to equity securities, the amount of brokerage commissions will tend to increase as the level of portfolio activity increases. Portfolio turnover rates for the Funds are included in the Financial Highlights for that Fund. An annual portfolio turnover rate of 100% would occur if all of the securities held by the Fund were replaced once in a period of one year.


The investment advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when its investment adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction. Purchase and sale orders for securities on behalf of any Fund may be combined with those of other accounts that the investment advisers manage, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When an investment adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, the investment adviser undertakes to allocate the transactions among the participants equitably. To the extent permitted by the SEC, the Funds may pay brokerage commissions to certain affiliated persons. During the last fiscal year, no Fund paid commissions to these persons.


The Trust, the Company, the investment advisers and other service providers to the Funds have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts.

RISK CONSIDERATIONS

THE RISKS OF INVESTING IN EACH FUND VARY DEPENDING UPON THE NATURE OF THE SECURITIES HELD, AND THE INVESTMENT PRACTICES EMPLOYED, ON ITS BEHALF. THE FUNDAMENTAL RISK ASSOCIATED WITH THE FUNDS, LIKE OTHER MUTUAL FUNDS THAT INVEST IN FIXED INCOME AND EQUITY SECURITIES, IS "MARKET RISK." Market risk is the risk that the market value of a security that a Fund holds will decrease. The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at the time of purchase. Market risk may apply to a single issuer, industry, sector of the economy or the market as a whole.

Certain specific risks are described in this section. If you would like to know more about risks associated with certain types of securities, see Appendix A.

Risks of Equity Securities. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers are more likely to realize more substantial growth or suffer more significant losses than larger or more established issuers. Investments in these companies can be both more volatile and more speculative. THE SMALL-CAP OPPORTUNITY FUND AND THE SMALL-CAP VALUE FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING IN SMALLER COMPANIES.

Risks of Fixed Income Securities. The value of fixed income (debt) securities generally varies inversely with prevailing levels of interest rates: the values of these securities tend to decrease when interest rates are rising, and increase when interest rates are declining. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. The risk of market losses attributable to changes in interest rates is known as "interest rate risk."

Debt securities are subject to "credit risk" relating to the financial condition of the issuers of the securities. Prices of debt securities may fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower-rated securities often fluctuate more than those of higher-rated securities.

It is possible that some issuers will not make payments on debt securities held by a Fund. Investors should be aware that securities offering above-average yields may involve above-average risks. Securities rated in the lowest categories of investment grade (that is, "BBB" by S&P or "Baa" by Moody's) and equivalent securities may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher-grade obligations.


LOW-RATED FIXED INCOME SECURITIES. Low-rated and comparable unrated securities
(a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.


The market values of low-rated and comparable unrated securities are less sensitive to interest rate changes but more sensitive to economic changes or individual corporate developments than higher-rated securities; they present a higher degree of credit risk and their yields will fluctuate over time. During economic downturns or sustained periods of rising interest rates, the ability of highly leveraged issuers to service debt obligations may be impaired.


The existence of limited or no established trading markets for low-rated and comparable unrated securities may result in thin trading of such securities and diminish a Fund's ability to dispose of such securities or to obtain accurate market quotations for valuing such securities and calculating net asset value. The responsibility of the Board of Trustees to value such securities becomes greater and judgment plays a greater role in valuation because there is less reliable objective data available. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of low-rated and comparable unrated securities bonds, especially in a thinly traded market.



An economic recession in the U.S. or another country would likely disrupt the market in that country for such securities, adversely affect their value and the ability of issuers to repay principal and pay interest, and result in a higher incidence of defaults.


Certain fixed income securities, such as municipal and mortgage-backed securities, are subject to additional risks. See Appendix A.

Risks of Investing in Foreign and Emerging Markets. Investments in the securities of foreign (non-U.S.) issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S.; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities. THE EMERGING MARKETS FUND AND THE INTERNATIONAL FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.


With respect to the Emerging Markets Fund, investments in the securities of issuers located in countries with smaller, emerging capital markets may involve additional risks.


POLITICAL AND ECONOMIC RISKS. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in that country. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as economic growth rate, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. Certain foreign investments may also be subject to foreign withholding or other governmental taxes that could reduce the return on these investments.

Certain emerging market countries may restrict investment by foreign entities. For example, a country may limit the level of foreign investment in certain issuers, require prior approval of foreign investment by the government, impose additional tax on foreign investors or limit holdings by foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to convertibility, for example) than classes available to domiciliaries of the country.

Substantial limitations may also exist in certain countries with respect to a foreign investor's ability to repatriate investment income, capital or the proceeds of sales of securities. The Emerging Markets Fund could be adversely affected by delays in, or refusals to grant, any required governmental approvals for repatriation of capital. Securities that are subject to material legal restrictions on repatriation may be considered illiquid securities and, therefore, may be subject to the Emerging Markets Fund's 15% limitation on such investments.

FINANCIAL INFORMATION AND STANDARDS. Often the regulation of, and available information about, issuers and their securities is less extensive in emerging market countries than in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards or to requirements or practices comparable to those applicable to U.S. companies.

REGULATION AND LIQUIDITY OF MARKETS. Government supervision and regulation of exchanges and brokers in emerging market countries is frequently less extensive than in the U.S. These markets may have different clearance and settlement procedures. In certain cases, settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could adversely affect or interrupt the Emerging Markets Fund's intended investment program or result in investment losses due to intervening declines in security values.

Securities markets in emerging market countries are substantially smaller than U.S. securities markets and have substantially less trading volume, resulting in diminished liquidity and greater price volatility. Reduced secondary market liquidity may make it more difficult for the Emerging Markets Fund to determine the value of its portfolio securities or to dispose of particular instruments when necessary. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher as well.

INFLATION. Several emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may have very negative effects on the economies and securities markets of certain emerging market countries. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.

Risks of Foreign Currency. Changes in exchange rates between the U.S. dollar and a foreign currency also will affect the value in U.S. dollars of the securities denominated in that currency that are held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, while each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time that a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses. THE EMERGING MARKETS FUND AND THE INTERNATIONAL FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.

Risks of Derivative Securities. To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as "derivatives." Generally, a derivative is a financial instrument whose value is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), currencies, interest rates, indices or other financial indicators.

Some derivatives, such as mortgage-backed and other asset-backed securities, are in many respects like other fixed income securities, although they may be more volatile or less liquid than their more traditional counterparts.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

There are several risks that are associated with derivatives, including counterparty risk and liquidity risk, which are discussed below. For more information about the risks associated with certain types of derivatives, see Appendix A.

Borrowing Risk. Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those associated with borrowing.

Counterparty Risk. A number of transactions in which a Fund may engage are subject to the risks of default by the other party to the transaction. When a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement and securities lending transactions, it relies on the other party to consummate the transaction. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Information Risk. Certain key information about a security or market may be inaccurate or unavailable, which may limit the investment adviser's ability to make an appropriate investment decision with regard to the security or market.

Objective Risk. Returns from the particular type of security that a Fund emphasizes in its investments may trail returns from the overall stock or bond market. For example, the growth stocks in which the Growth Fund invests and the emerging market equity securities in which the Emerging Markets Fund invests tend to go through periods of relative underperformance and outperformance in comparison to other types of equity securities. These periods may last for as long as several years.

Management Risk. A strategy used by an investment adviser may fail to produce the intended result, which could have a negative effect on fund performance.

MANAGEMENT

TRUSTEES AND DIRECTORS

The Trust and the Company are managed under the direction of their governing Boards of Trustees and Directors, respectively. Each individual listed below is a member of both the Trust's Board of Trustees and the Company's Board of Directors. The principal occupation of each individual is also listed below.

C. Gary Gerst
Chairman of the Board of Directors and Board of Trustees; and Chairman Emeritus, LaSalle Partners, Ltd. (real estate investment management and consulting).

Edgar R. Fiedler
Senior Fellow and Economic Counsellor, The Conference Board; Director, The Stanley Works, Scudder Institutional Funds, AARP Income Trust, Brazil Fund, Emerging Mexico Fund, and Scudder Pathway Series.

John W. McCarter, Jr.
President and Chief Executive Officer, The Field Museum of Natural History (Chicago); Director, LaSalle Partners Funds, Inc.; Former Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm); Director, W.W. Grainger, Inc. and A.M. Castle, Inc.

Ernest M. Roth
Consultant; Director, La Rabida Children's Hospital; Chairman, La Rabida Children's Foundation; Retired Senior Vice President and Chief Financial Officer, Commonwealth Edison Company.


INVESTMENT ADVISER

Harris Trust is the investment adviser for each of the Funds pursuant to Advisory Contracts with the Trust and the Company. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1997, Harris Trust had total assets under management of approximately $16.4 billion and was the largest of 26 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution.



As of December 31, 1997, Harris Trust managed more than $12.8 billion in discretionary personal trust assets, and administered more than $17 billion in non-discretionary trust assets.

With respect to the Tax-Exempt Money Market Fund, the Advisory Contract provides that Harris Trust shall make investments for the Fund in accordance with its best judgment. With respect to the remaining Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's and the Investment Sub-Adviser's performance (as discussed below).

The investment advisory fees payable to Harris Trust with respect to each Fund are based on the average daily net assets of the respective Fund at the following annual rates:

Emerging Markets Fund              1.25%
International Fund                 1.05%
Small-Cap
Opportunity Fund                   1.00%
Small-Cap Value Fund               0.80%
Growth Fund                        0.90%
Equity Fund                        0.70%
Equity Income Fund                 0.70%
Index Fund                         0.25%
Balanced Fund                      0.60%
Convertible
Securities Fund                    0.70%
Tax-Exempt Bond Fund               0.60%
Bond Fund                          0.65%
Intermediate Tax-Exempt
Bond Fund                          0.60%
Short/Intermediate
Bond Fund                          0.70%
Intermediate
Government Bond Fund               0.65%

Tax-Exempt Money Market Fund, Money Market Fund and Government Money Market
Fund: 0.14% of each Fund's first $100 million of net assets plus 0.10% of the Fund's remaining net assets.

PORTFOLIO MANAGEMENT AGENT

Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of all of the Funds except for the Tax-Exempt Money Market Fund. For the services provided by HIM, Harris Trust pays HIM the advisory fees it receives from the Funds. As of December 31, 1997, HIM managed an estimated $10.7 billion in assets.

INVESTMENT SUB-ADVISER


To assist HIM in carrying out its obligations under the Portfolio Management Contract, HIM has entered into Investment Sub-advisory Contracts with Hansberger on behalf of the Emerging Markets Fund and the International Fund. Hansberger is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and provides a broad range of portfolio management services to clients in the U.S. and abroad. Hansberger, 515 East Las Olas Blvd., Suite 1300,

Fort Lauderdale, Florida 33301, is majority controlled by Mr. Thomas L. Hansberger, who founded the firm in 1994. As of December 31, 1997, Hansberger managed assets with a value of approximately $1.39 billion.


Pursuant to the Investment Sub-advisory Contracts (the "Sub-advisory Contracts"), Hansberger makes investment decisions for the Emerging Markets Fund and the International Fund and continuously reviews, supervises and administers the Funds' investment program. HIM supervises the performance of Hansberger, including Hansberger's adherence to the Funds' investment objectives and policies. Pursuant to the Sub-advisory Contracts, HIM pays Hansberger fees for its investment sub-advisory services from the advisory fees HIM receives from Harris Trust and indirectly from the advisory fees paid by the Funds to Harris Trust pursuant to the Advisory Contract.

PORTFOLIO MANAGEMENT

Many persons on the staffs of the Adviser and the Portfolio Management Agent contribute to the investment management services provided to the Funds. The following persons, however, are primarily responsible for the day-to-day investment management of the Funds:


EMERGING MARKETS FUND - Thomas L. Hansberger, Francisco Alzuru, Ajit Dayal, Aureole L.W. Foong, Robert Mazuelos and Vladimir Tyurenkov. Mr. Hansberger Chairman and Chief Executive Officer of Hansberger, is the Fund's leader. Before forming Hansberger in 1994, Mr. Hansberger had served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc., the parent holding company of the Templeton group of companies. While at Templeton, Mr. Hansberger served as director of research and was an officer, director or primary portfolio manager for several Templeton mutual funds. Mr. Alzuru joined Hansberger in 1994 as a Managing Director, portfolio manager and research analyst, specializing in Latin America. Prior to joining Hansberger, he worked at Vestcorp Partners as their Latin American analyst. Mr. Dayal is Managing Director of India Research. Prior to joining Hansberger, he was employed by Ashok Biria and S.G. Warburg. He also was the director on all Jardine Fleming companies in India. Mr. Dayal was responsible for setting up the research and fund management operations with a focus on identifying key Indian personnel for brokering and investment banking. Mr. Dayal has 13 years of investment management experience. He received his Bachelor of Arts in Economics from Bombay University and his MBA from the University of North Carolina at Chapel Hill. Mr. Foong is Director of Asian Research. He is responsible for overseeing the Asian research effort as well as covering the global cellular and European telecom industries. Prior to joining Hansberger, Mr. Foong was a Director of Peregrine Asset Management where he was a portfolio manager responsible for several mutual funds and private accounts investing in regional Asian markets. Prior to Peregrine, Mr. Foong was with Unifund, a private investment firm headquartered in Geneva. Mr. Foong was based in Bangkok and Hong Kong where he was a portfolio manager responsible for the Asian markets. Prior to that, Mr. Foong was with Morgan Stanley Inc. in New York, Los Angeles and Hong Kong where he worked in the Private Client Services department responsible for high net worth individual accounts. Mr. Foong holds an MBA and a Bachelors of Science in Computer Science from the University of Southern California in Los Angeles. Mr. Mazuelos joined Hansberger in 1995 as a research analyst. Prior to joining Hansberger, he was a performance analyst at Templeton Investment Counsel, Inc., where he was responsible for return analysis on separate accounts and mutual funds. Mr. Tyurenkov joined Hansberger in 1995 as Managing Director of Eastern Europe and Russia, portfolio manager and research analyst. Prior to joining Hansberger, he spent several years working for the Russian government and worked extensively on the Pepperdine University Russian Conversion and Privatization Program.



INTERNATIONAL FUND - James Chaney, John Carl Fenley, Victoria Gretzky and John Hock. Mr. Chaney, who joined Hansberger in 1996 as Chief Investment Officer, is the Fund's leader. Prior to joining Hansberger, he was Executive Vice President for Templeton Worldwide and a senior member of its Portfolio Management/Strategy Committee. While at Templeton, Mr. Chaney managed numerous accounts, including the Foreign Equity Series of Templeton Institutional Funds Inc. Mr. Fenley is responsible for research coverage of global equities. Prior to joining Hansberger, he developed and managed the Institutional Investment Department for SunTrust Bank, South Florida where his client base included local and national foundations, endowments, corporations and municipalities. Mr. Fenley formerly served as portfolio manager and equity analyst covering the capital goods and transportation sectors for Fifth Third Bank. Mr. Fenley received his Bachelor of Arts degree in Economics from Vanderbilt University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research
(AIMR). Ms. Gretzky joined Hansberger in 1995 as a research analyst. Prior to joining Hansberger, she was a research analyst for Optimum Consulting, a Russian-based firm which specialized in restructuring Russian companies during privatization. Mr. Hock joined Hansberger in 1996 as a research analyst. Prior to joining Hansberger, he was a senior analyst in the global securities research and economics group at Merrill Lynch.


SMALL-CAP OPPORTUNITY FUND - Douglas G. Madigan, CFA. Mr. Madigan joined Harris Trust in 1994 and serves as Principal and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has over 25 years of academic and applied experience analyzing equities, fixed income and convertible securities with a number of financial institutions. Prior to joining Harris Trust, he served as senior portfolio manager for the trust operation of a large banking institution.


SMALL-CAP VALUE FUND - Thomas M. Corkill, CFA. Mr. Corkill joined Harris Trust in 1982 and serves as Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in March 1997 and has 28 years of experience in portfolio management and research.

GROWTH FUND - James E. Depies, CFA. Mr. Depies joined Harris Trust in 1981 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has 37 years of investment experience.

EQUITY FUND - Donald G. M. Coxe. Mr. Coxe joined HIM in 1993 and serves as Chairman and Chief Strategist. He has served as portfolio manager of the Fund since February 1996 and has nearly 30 years of institutional investment management experience. Prior to joining HIM, he served on Wall Street as a sell-side portfolio strategist advising institutional investors and as chief executive officer for a Canadian investment counseling firm.

EQUITY INCOME FUND - Daniel L. Sido. Mr. Sido joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has over 14 years of investment management experience. Prior to joining HIM, he served as portfolio manager for a trust company, managing equity and fixed income portfolios.

INDEX FUND - Thomas M. Corkill, CFA. Mr. Corkill has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Mr. Corkill, see Small-Cap Value Fund above.

BALANCED FUND - C. Thomas Johnson, CFA. Mr. Johnson joined Harris Trust in 1969 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in March 1997 and has 28 years of experience in portfolio management.

CONVERTIBLE SECURITIES FUND - Douglas G. Madigan, CFA. Mr. Madigan has served as portfolio manager of the Fund since the

Fund commenced operations in March 1997. For a description of Mr. Madigan, see Small-Cap Opportunity Fund above.

TAX-EXEMPT BOND FUND - Kathleen A. Bramlage. Ms. Bramlage joined Harris Trust in 1993 and serves as Principal and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has 15 years of experience managing fixed-income funds, specializing in tax-exempt and money market securities. Prior to joining Harris Trust, she served as portfolio manager for a bank proprietary mutual fund complex.

BOND FUND - Laura Alter and Maureen Svagera. Ms. Alter joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations in April 1996 and has 13 years of experience in the fixed-income investment area. Prior to joining HIM, she served as portfolio manager for a major mutual fund investment management firm. Ms. Svagera joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations and has 15 years of experience in the fixed-income markets. Prior to joining HIM, she spent five years at an investment management firm as principal/vice president focusing on the mortgage and asset-backed markets.

INTERMEDIATE TAX-EXEMPT BOND FUND - Kathleen A. Bramlage. She has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Ms. Bramlage, see Tax-Exempt Bond Fund above.

SHORT/INTERMEDIATE BOND FUND - Laura Alter and Maureen Svagera. Ms. Alter has served as portfolio manager of the Fund since September 1994. Ms. Svagera has served as portfolio manager of the Fund since January 1996. For a description of Ms. Alter and Ms. Svagera, see Bond Fund above.

INTERMEDIATE GOVERNMENT BOND FUND - Maureen Svagera. Ms. Svagera has served as portfolio manager of the Fund since the Fund commenced operations in March 1997. For a description of Ms. Svagera, see Bond Fund above.


TAX-EXEMPT MONEY MARKET FUND - Kathleen A. Bramlage. Ms. Bramlage has served as portfolio manager of the Fund since August 1993. For a description of Ms. Bramlage, see Tax-Exempt Bond Fund above.



MONEY MARKET FUND - Randall T. Royther. Mr. Royther joined Harris Trust in 1990 and serves as Partner and Portfolio Manager. Mr. Royther has served as portfolio manager of the Fund since June 1995 and has nine years of investment experience.

Government Money Market Fund - Randall T. Royther. Mr. Royther has served as portfolio manager of the Fund since June 1995. For a description of Mr. Royther, see Money Market Fund above.


ADMINISTRATORS,
CUSTODIAN AND
TRANSFER AGENT

Harris Trust (in this capacity, the "Administrator") is the administrator of the Funds and, as such, generally assists the Funds in all aspects of their administration and operation.

The Administrator has a Sub-Administration Agreement with Funds Distributor, Inc. ("FDI"), whereby FDI performs certain administrative services for the Funds. The Administrator has Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), whereby PFPC performs certain administrative and accounting services for the Funds. Under these agreements, the Administrator compensates FDI and PFPC for providing their services. The Administrator, FDI and PFPC are referred to collectively as the "Administrators."

Harris Trust is also the transfer and dividend disbursing agent of the Funds (in this capacity, the "Transfer Agent"). The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services.

PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.


As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of the Company and the Trust, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of average daily net assets in excess of $600 million. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.


DISTRIBUTOR

Funds Distributor, Inc. (the "Distributor") has entered into Distribution Agreements with the Trust and the Company pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor are paid by the Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service

Plans described below, if implemented pursuant to contractual arrangements between the Trust or the Company and the Distributor and approved by the Board of Trustees of the Trust or the Board of Directors of the Company.

SERVICE PLAN

Under a complex-wide Service Plan relating to Class A Shares of the Funds, each Fund may pay the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as the investment advisers, accountants and estate planning firms (collectively, "Service Organizations") for servicing activities, as described below, at a rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A Shares. From their own resources, Harris Trust and HIM from time to time may voluntarily pay fees to certain Service Organizations. Under a separate Service Plan adopted by the Money Market Funds, those Funds also may bear the costs and expenses connected with advertising and marketing Class A Shares and may make additional payments to Service Organizations for servicing activities as described below, at a rate of up to 0.10% of the average daily assets attributable to Class A Shares. The Administrators and the Distributor may act as Service Organizations and receive fees under a Service Plan.

Servicing activities provided by Service Organizations to their customers investing in the Funds may include establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries; assisting customers in changing dividend options, account designations and addresses; sub-accounting; investing customer cash account balances automatically in Fund shares; providing periodic account balance statements and integrating these statements with those of other transactions and balances in the customer's other accounts serviced by the Service Organization; arranging for bank wires; and performing other services to the extent permitted by applicable statute, rule or regulation.


EXPENSES

Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Trust and the Company bear all costs of their operations, including the compensation of their Trustees or Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to Class A Shares only); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan with respect to Class A Shares), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' Custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of Boards of Trustees and Directors; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are borne by that Fund. Other general expenses of the Trust or the Company are allocated among the Funds in an equitable manner as determined by the Boards of Trustees and Directors.

HOW TO BUY SHARES

Opening an Account. To open an account, complete and sign an application for Class A Shares and mail it along with your check. You also may open your account by wire, as described below. Please be sure to furnish your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the Internal Revenue Service ("IRS")). Investments received without a certified taxpayer identification number may be returned.

If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide specific authorization on your application in order for us to accept instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account.

Minimum Investments. The Funds have the following minimum investments:

To open
an account .............................   $1,000 per Fund

To open a
retirement
account ................................     $250 per Fund

To add to an existing
account ................................      $50 per Fund

Investing through an
Automatic Investment
Plan ...................................      $50 per Fund

If you are opening an account through a financial institution or other intermediary, this organization may have different minimum initial and subsequent investment requirements. Please contact this organization if you have questions. See BUYING SHARES--THROUGH FINANCIAL INSTITUTIONS below.

Buying Shares. Shares may be purchased by investing automatically (see AUTOMATIC INVESTING below) or by any of the following three methods:

1. BY MAIL. Make your check payable to the Fund of your choice. If you are adding to your existing account, indicate your Fund account number directly on the check and send to:

Harris Insight Funds
c/o PFPC Inc.
P.O. Box 8952
Wilmington, Delaware
19899-8952

2. BY BANK WIRE. Call the Funds at (800) 625-7073 to initiate your purchase. Then wire your investment to:

PNC Bank, N.A.
Philadelphia, Pennsylvania
ABA #0310-0005-3
For Credit To:
    Harris Insight
    Funds 85-5093-2950
    Re: [Name of Fund]--
    Class A Shares
    Account No.:
    Account Name:

If you are opening an account, please promptly complete and mail the account application form to the Funds at the address above under BY MAIL. The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.


3. THROUGH FINANCIAL INSTITUTIONS. Shares of any of the Funds may be purchased through authorized broker-dealers, financial institutions and service organizations with whom the Distributor has a selling agreement, including Harris Trust and HIM and their affiliates ("Institutions"), on any day the Funds are open for business. See GENERAL PURCHASE INFORMATION. Institutions are responsible for the prompt transmission of buy, exchange or sell orders.


Each Institution may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments. Depending upon the terms of your account, Institutions may charge account fees for automatic investment and other services they provide, including account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income, which would reduce your yield or return. Please read this Prospectus in connection with any information received from your Institution.


Automatic Investing. Automatic investing is an easy way to add to your Harris Insight Funds and can help you achieve your financial goals as simply and conveniently as possible. Through the Harris Insight Funds Automatic Investment Plan you can have as little as $50 a month electronically withdrawn from your checking account and invested in the Fund of your choice. This feature can be established when you open your account. For more information or to receive an application, please call (800) 982-8782.


GENERAL PURCHASE INFORMATION


The Funds are open for business each day that both of the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank of Philadelphia are open for business (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Fund Business Day"). Except for the Money Market Funds, each Fund normally calculates its net asset value ("NAV") at the close of business of the Exchange, which is normally 4:00 p.m., Eastern time. Each of the Tax-Exempt Money Market Fund and the Government

Money Market Fund normally calculates its NAV on or before 12:00 Noon, Eastern time. The Money Market Fund normally calculates its NAV on or before 2:30 p.m., Eastern time. Shares are purchased at the next share price calculated after your investment is received and accepted.


Orders placed directly with the Funds must be paid for by check or bank wire on the same day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed. The Company and Trust, as applicable, reserve the right to reject any purchase order.

HOW TO SELL SHARES

Shares may be sold (redeemed) at their next determined net asset value after receipt of a proper request by the Funds directly or through any Institution.


1. BY MAIL. Shareholders may sell shares by writing the Funds at the following address:

Harris Insight Funds
c/o PFPC Inc.
P.O. Box 8952
Wilmington, Delaware
19899-8952

Certain requests for redemption must be signed by the shareholder with signature guaranteed. See SHAREHOLDER SERVICES AND POLICIES--SIGNATURE GUARANTEES.

2. BY TELEPHONE. If you have chosen the telephone redemption privilege, you may make a telephone redemption request by calling the Funds at (800) 625-7073 and providing your account number, the exact name of your account and your social security or taxpayer identification number. The Fund then will mail a check to your account address or, if you have elected the wire redemption privilege, wire the proceeds on the following business day.


3. BY BANK WIRE. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing. See GENERAL REDEMPTION INFORMATION--WIRE REDEMPTION PRIVILEGE below.


4. THROUGH FINANCIAL INSTITUTIONS. If you bought your shares through an Institution, you may redeem your shares through the Institution. Please contact the Institution for this service.

GENERAL REDEMPTION INFORMATION

There is no charge for redemptions, but if you bought your shares through an Institution, the Institution may charge an account-based service fee. A redemption order received in good order by your Institution or the Funds before the close of the Exchange and before the close of the Fund Business Day will be executed at the Fund's net asset value per share next determined on that day. A redemption order received after the close of the Exchange, or not received by the Funds prior to the close of the Fund Business Day, will be executed at the Fund's net asset value next determined on the next Fund Business Day.

Proceeds of redemption orders received in good order will normally be remitted within five but not more than seven business days, except that if a redemption request is made shortly after a recent purchase by check, proceeds will be distributed once the check used to purchase the Fund's shares clears, which may take up to 15 days or more after the investment. The proceeds may be more or less than the amount originally invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal in value to the redemption price to the extent permitted by applicable laws and regulations. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period when the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.

Wire Redemption Privilege. If the wire redemption privilege has been elected on the shareholder application, redemption of shares may be requested by telephone, on any day the Funds and the Transfer Agent are open for business, by calling the Funds at (800) 625-7073. The minimum amount that may be wired is $1,000. Otherwise, a check is mailed to the shareholder's address of record. The Funds reserve the right to change this minimum or to terminate the privilege. Redemption proceeds normally are transmitted by wire on the business day after a redemption request is made. For each of the Tax-Exempt Money Market Fund and the Government Money Market Fund, if a request is received by the Transfer Agent by 12:00 Noon, Eastern time on a day the Funds and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day. For the Money Market Fund, if a request is received by the Transfer Agent by 2:30 p.m., Eastern time on a day the Fund and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day.

Systematic Withdrawal Plan. You can arrange for periodic, automatic redemptions from your account. For more information or to sign up for this service, please call (800) 982-8782.

SHAREHOLDER SERVICES AND POLICIES


Exchanging Shares. YOU CAN EXCHANGE CLASS A SHARES OF A FUND FOR CLASS A SHARES OF THE OTHER HARRIS INSIGHT FUNDS OFFERING THOSE SHARES. Class A Shares of any of the Funds that you have held for seven days or more may be exchanged for shares of any other Harris Insight Fund in an identically registered account, provided that Class A Shares of the Fund to be acquired are registered for sale in your state of residence.


Procedures applicable to redemption of a Fund's shares are also applicable to exchanging shares. If you would like the ability to exchange shares by telephone, please choose this option when you complete your application. The Funds reserve the right to limit the number of exchanges between Funds, to reject any telephone exchange order or otherwise to modify or discontinue the exchange privilege at any time upon 60 days' written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

Signature Guarantees. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. In addition to certain signature requirements, a signature guarantee is required in any of the following circumstances:

         - A redemption check is to be made payable to anyone other than the shareholder(s) of record.

         - A redemption check is to be mailed to an address other than the address of record.

         - A redemption amount is to be wired to a bank other than one previously authorized.


At the Funds' discretion, signature guarantees also may be required for other redemptions. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.


Telephone Transactions. Investors may buy (by bank wire), sell and exchange shares by telephone. Shareholders engaging in telephone transactions should be aware that they may be foregoing some of the security associated with written requests. A shareholder may bear the risk of any resulting losses from a telephone transaction. The Funds will employ reasonable procedures to confirm that telephonic instructions are genuine. If the Funds or their service providers fail to employ these measures, they may be liable for any losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Please verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at the address listed in HOW TO SELL SHARES.

Redemption of Shares in Smaller Accounts. Because of the high cost of maintaining small accounts, each Fund reserves the right to redeem all shares in an account whose value falls below $500 ($250 in the case of a retirement account) unless this is a result of a decline in the market value of the shares. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

Share Certificates. Share certificates are not issued.

Eligibility by State. You may only invest in, or exchange into, Class A Shares legally available in your jurisdiction of residence.

Checkwriting. The Money Market Fund, the Government Money Market Fund and the Tax-Exempt Money Market Fund offer a checkwriting privilege. If you are an investor in one of these Funds and have completed the checkwriting application and signature card, you may redeem shares by writing a check against your account. If you are opening a new account and wish to use checkwriting, you must complete the checkwriting application and signature card when completing the account application. If you already have an account, you may contact the Harris Insight Funds at (800) 982-8782 for the necessary forms.


Upon receipt of the necessary forms, checks will be forwarded to you. The minimum check amount is $500. The checkwriting privilege will be subject to the customary rules and regulations governing checkwriting. If your account is registered as belonging to multiple owners (e.g., as joint tenants), each shareholder must sign each check, unless the shareholders have authorized fewer signatures and such election is on file with the Funds' Transfer Agent. When the check is presented to the Transfer Agent for payment, the Fund's

Custodian will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the check, which enables you to continue earning income on those shares until the check is presented for payment. You should make certain that you own a sufficient number of shares to cover the amount of the check. If you do not own enough shares to cover a check when presented, the check will be returned to the payee marked "insufficient funds." Checks written for amounts that would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days or checks written in amounts of less than $500 may be returned. Charges may be imposed for returned checks, stop payment orders, copies of cancelled checks and other special services. The Funds and the Custodian reserve the right to terminate or modify this privilege or to impose a service fee in connection with the privilege.


Reports to Shareholders. You will receive an account statement after every transaction that affects your share balance, except for reinvestments of dividend and capital gain distributions, or at least annually, as well as a quarterly consolidated statement. In addition, each year you will receive an annual and semi-annual report to shareholders of each Fund in which you invest. If you would like copies of these reports, please call (800) 982-8782.

HOW THE FUNDS MAKE DISTRIBUTIONS
TO SHAREHOLDERS; TAX INFORMATION


                  Dividends of net investment income currently
             are declared and paid at least annually by each Fund in
         accordance with the Fund's dividend policy. Dividends from each of the Emerging Markets Fund, the International Fund,
           the Small-Cap Opportunity Fund and the Small-Cap Value Fund
       are declared and paid annually. Dividends from the Growth Fund are declared and paid semi-annually. Dividends from each of the Equity
                Income Fund, the Equity Fund, the Index Fund, the
       Balanced Fund and the Convertible Securities Fund are declared and paid quarterly. Dividends from the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond
           Fund and the Intermediate Government Bond Fund are declared daily and paid monthly. Dividends from each of the Money Market Funds are declared daily and paid monthly. Any net capital gains will be declared and paid at least annually. Dividend and capital gain distributions may be invested in additional shares of the same Fund at net asset value and credited to your account on the payment date or paid in cash.
            Distribution checks and account statements will be mailed
             approximately two business days after the payment date.



Each Fund is treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally are applied to each Fund separately, rather than to the Trust or the Company as a whole. As a result, net capital gains, net investment income, and operating expenses are determined separately for each Fund. The Trust and the Company intend to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to Federal income taxes.


Dividends (including net short-term capital gains), except "exempt-interest dividends" (described below), will be taxable to shareholders as ordinary income.

Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the share-holder has held the shares, and will not qualify for the dividends-received deductions.

A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their value at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.


Dividends paid by each of the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund (the "Tax-Exempt Funds") out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.



Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for Federal income tax purposes. Under rules of the IRS for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by each Tax-Exempt Fund are anticipated to be exempt from Federal income taxes.



Shareholders of the Tax-Exempt Funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.


The Trust and the Company, as applicable, will be required to withhold, subject to certain exemptions, a portion (currently 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust (or the Company) or Transfer Agent.

GENERAL INFORMATION

BANKING LAW MATTERS

Federal banking laws and regulations generally prohibit federally chartered or supervised banks from engaging directly in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies, such as Harris Trust and HIM, are permitted to purchase and sell securities upon the order and for the account of their customers.

Harris Trust and HIM believe that they may perform the services contemplated by this Prospectus and their respective agreements with the Company and Trust without violating applicable Federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present Federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in Federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, these services. If this were to happen, the Funds would seek alternative sources for these services.

HOW SHARE VALUE
IS DETERMINED

Net asset value per share is the value of one share of a Fund, which is determined on each Fund Business Day. Net asset value per share of each class is determined by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities) allocable to that class by the number of shares of that class outstanding.

The net asset value per share of each of the non-Money Market Funds is determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Fund Business Day. The value of securities held by the non-Money Market Funds (other than bonds and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the time of valuation. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at their closing values on the exchange. Bonds are valued at the mean of the last bid and asked prices. In the absence of readily available market quotations (or when, in the view of the investment adviser, available market quotations do not accurately reflect a security's fair value), securities are valued at their fair value as determined by the Trust's Board of Trustees or Company's Board of Directors. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

The net asset value per share of the Tax-Exempt Money Market Fund and the Government Money Market Fund is determined at 12:00 Noon, Eastern time. The net asset value per share of the Money Market Fund is determined at 2:30 p.m., Eastern time. In order to maintain a stable net asset value of $1.00 per share, each of the Money Market Funds uses the amortized cost method to value its portfolio securities.

HOW PERFORMANCE
IS REPORTED

From time to time, each of the Funds may advertise its performance. Performance may be quoted in terms of total return, yield, effective yield and tax-equivalent yield. All performance information is based on historical results and is not intended to indicate future performance.

Total return refers to the amount an investment in a Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes the reinvestment of all dividends and distributions. The total return of each Fund shows what an investment in Class A Shares of the Fund would have earned over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) assuming that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees.

A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund divides the interest income it earned from its investments for a 30-day period (net of expenses) by the average number of shares entitled to receive dividends. The result is then expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period (which period will be stated in the advertisement). The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield," which will be calculated only for the Tax-Exempt Funds, refers to the yield on a taxable investment necessary to produce an after-tax yield equal to a Fund's tax-exempt yield, and is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus, the tax-equivalent yield for a Fund will always exceed that Fund's yield.

From time to time the Money Market Funds advertise "30-day average yield" and "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day or monthly period, as appropriate (which period will be stated in the advertisement).

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc. and Lipper Analytical Services, Inc. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. That material is not to be considered an indication of future performance. All performance information for a Fund is calculated on a class basis. In addition, a Fund may use a benchmark securities index as a measure of the Fund's performance. The Balanced Fund may measure performance using a composite of securities indices to reflect that Fund's policy of investing in both equity and fixed income securities. The Funds may from time to time advertise a comparison of their performance against relevant indices.

MORE INFORMATION ABOUT THE TRUST AND THE COMPANY

The Trust is an open-end management investment company which was organized on December 6, 1995 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust offers shares of beneficial interest, $.001 par value, for sale to the public. Currently, the Trust has 13 portfolios in operation. The Board has authorized each Fund of the Trust to issue two classes of shares, Class A Shares and Institutional Shares.


The Company, which was incorporated in Maryland on September 16, 1987, is an open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently, the Company has five portfolios in operation. The Company's Board of Directors has authorized each Fund of the Company to issue two classes of shares, Class A Shares and Institutional Shares.



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Institutional Shares of the Funds, which are offered only to certain classes of investors, do not impose any sales charges or bear any sales, marketing or distribution expenses. In the future, the Board of Trustees of the Trust and the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio. Information regarding other classes of shares may be obtained by calling the Funds at (800) 982-8782 or from any institution that makes available shares of the Funds. All shares of the Trust and all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Trust and all shares of the Company, when issued, will be fully paid and non-assessable.


As of April 1, 1998, Harris Trust owned of record all or substantially all of the Institutional Shares of the Funds and, for purposes of the 1940 Act, may be have been deemed to control the Funds. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


The Trust and the Company may dispense with annual meetings of shareholders in any year in which Trustees and Directors are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees and Directors.

There is a possibility that the Trust might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company. Likewise, there is a possibility that the Company might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Trust.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.


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APPENDIX A: PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS. The Emerging Markets Fund and the International Fund may purchase sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities ("Depositary Receipts"). Each of the Equity Funds also may invest in ADRs and EDRs. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

ASSET-BACKED SECURITIES. The Equity Funds, the Short/Intermediate Bond Fund, the Bond Fund, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Money Market Fund may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan


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contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Boards of Trustees and Directors, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.


BANK OBLIGATIONS. A Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.


Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may


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be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.


The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks. See FOREIGN SECURITIES.


BRADY BONDS. The Emerging Markets Fund may invest a portion of its assets in certain sovereign debt obligations known as "Brady Bonds." Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the "IMF"). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding com-


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mercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.


Brady Bonds are often viewed as having collateralized and uncollateralized components. In light of the residual risk associated with the uncollateralized components and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.


COMMON AND PREFERRED STOCK. The Equity Funds and the Convertible Securities Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.


CONVERTIBLE SECURITIES. The Equity Funds, the Convertible Securities Fund and the Bond Fund may invest in convertible preferred stock and bonds, which are fixed income securities that are convert-


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ible into common stock at a specified price or conversion ratio. Because these securities have the characteristics of both fixed income and equity securities, they sometimes are called "hybrid" securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of convertible securities, however, is also influenced by the value of the underlying common stock. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinate to any nonconvertible fixed income securities.

EXCHANGE RATE-RELATED SECURITIES. The Emerging Markets Fund and the International Fund may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities generally is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets.


FLOATING AND VARIABLE RATE SECURITIES. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the security's price sensitivity to changes in interest rates. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market



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interest rates or changes in the issuer's creditworthiness.


Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

FOREIGN EXCHANGE CONTRACTS AND RELATED FUTURES AND OPTIONS. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

Each of the Equity Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). A Fund may enter into Forward Contracts for "hedging" purposes--either to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar--or for non-hedging purposes. By entering into Forward Contracts, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. A Fund also may enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the investment adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with


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transactions in futures contracts or options traded on exchanges.

For the Emerging Markets Fund, only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries. This may limit the Emerging Market Fund's ability to effectively hedge its investments in those emerging markets.


The Emerging Markets Fund and the International Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge (up to the amount of the premium received) and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.


FOREIGN SECURITIES. Each of the Emerging Markets Fund and the International Fund may invest up to 100% of its total assets in dollar-denominated and non-dollar-denominated foreign equity and debt securities. Each of the other Equity Funds may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Short/Intermediate Bond Fund and the Bond Fund (each with respect to 20% of its total assets) as well as the Money Market Fund may invest in non-convertible (and convertible in the case of the Bond Fund) debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Convertible Securities Fund may invest in dollar-denominated Eurodollar securities convertible into the common stock of domestic corporations. The Government Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities that are described in the Prospectus.


FUTURES CONTRACTS AND OPTIONS. The Equity Funds and the Fixed Income Funds may attempt to reduce the risk of investment in securities by hedging a portion of its portfolio through the use of futures contracts on indices and



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options on such indices traded on national securities exchanges. These Funds also may attempt to reduce the risk of investment in debt securities by hedging a portion of its portfolio through the use of interest rate futures and options on such futures contracts. Except for the Index Fund, a Fund will use futures contracts and options on such futures contracts only as a hedge against anticipated changes in the values of securities held in its portfolio or in the values of securities that it intends to purchase. The Index Fund also may use S&P 500 Index futures contracts to simulate full investment in the underlying index while retaining a cash balance for liquidity purposes.



Each Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges or over-the-counter.



The use of index and interest rate futures contracts and options may expose a Fund to additional risks and transaction costs. Risks inherent in the use of such instruments include: (1) the risk that interest rates, securities prices or currency markets will not move in the direction that the portfolio manager anticipates; (2) the existence of an imperfect correlation between the price of such instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible inability to close out certain hedged positions may result in adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) the leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.



When a Fund invests in index and interest rate futures contracts and options, it may be required to segregate cash or other appropriate assets to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets. See "Investment Strategies" in the SAI.



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Guaranteed Investment Contracts. The Short/Intermediate Bond Fund, the Bond Fund
and the Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. GICs require a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the Fund based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.

Illiquid Securities and Restricted Securities. Each Fund may invest up to 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Under the supervision of the Trust's Board of Trustees (or the Company's Board of Directors), the investment adviser determines and monitors the liquidity of portfolio securities.

Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the investment adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.


Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.


The Funds may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, for


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which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors). These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees or Directors monitors implementation of these guidelines on a periodic basis.

Investment Company Securities and Investment Funds. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term, debt securities (which may include municipal obligations that are exempt from Federal income taxes) and which seek to maintain a $1.00 net asset value per share. Each non-Money Market Fund, other than the Equity Fund and the Short/Intermediate Bond Fund, also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly.

Securities of investment companies may be acquired by any of the Funds within the limits prescribed by the 1940 Act. These limit each such Fund so that: (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust or the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. The Emerging Markets Fund and the International Fund may invest in these investment funds.


Letters of Credit. Debt obligations, including municipal obligations,

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certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the investment adviser, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit-backed investments.

Mortgage-backed Securities. The Equity Funds, the Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers. U.S. Government-related mortgage-backed securities may be issued or guaranteed by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, or supported primarily or solely by the creditworthiness of the issuing U.S. Government agency or other entity.

CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations. Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), or Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed


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securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.

Municipal Obligations. The Balanced Fund, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-Exempt Money Market Fund may invest in municipal obligations. Municipal obligations include municipal bonds, municipal notes and municipal commercial paper. These securities may be issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities at the time of issuance of three years or less. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from other specific revenue sources such as the user of the facility being financed. Revenue securities include private activity bonds (also known as industrial revenue bonds), which may be purchased only by the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund and which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal notes are generally issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be. The municipal


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notes in which the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond
Fund may invest include tax anticipation notes, bond anticipation notes, and revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues).

The Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may invest in municipal leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure may prove difficult.


Real Estate Investment Trusts. The Emerging Markets Fund and the International Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.


REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Repurchase Agreements and Reverse Repurchase Agreements. Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and


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
price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements collateralized only by obligations that could otherwise be purchased by the Fund (except with respect to maturity). The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

The Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

A Fund may not enter into a repurchase agreement or reverse repurchase agreements if, as a result, more than 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of the Fund's net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into repurchase agreements and reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors).

Securities with Puts. In order to maintain liquidity, the Equity Funds, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Intermediate Government Bond Fund, and the Money Market Funds may enter into puts with respect to portfolio securities with banks or broker-dealers that, in the opinion of the investment adviser present minimal credit risks. The ability of these Funds to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.

Short Sales. The Emerging Markets Fund may from time to time sell securities short without limitation, although initially it has no intention to sell securities short. In a short sale, the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the securities' market price. All short sales by the Fund will be fully collateralized. Short sales involve certain risks and special considerations; possible losses from short sales may be unlimited, whereas losses from purchases of securities are limited to the total amount invested. The Fund may also sell short "against the box," that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.


Sovereign Debt. The Emerging Markets Fund and the International Fund may invest in "sovereign debt," which is issued or guaranteed by emerging market governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Fund holds non-performing sovereign debt, the Fund may incur additional expenses in connection with any restructuring of the issuer's obliga-tions or in otherwise enforcing its rights thereunder.

Stand-by Commitments. The Balanced Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

U.S. Government Obligations. Each of the Funds may invest in U.S. Government Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

U.S. Government Securities. Each of the Funds may invest in U.S. Government
Securities: obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities may include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

Warrants. The Equity Funds and the Convertible Securities Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

When-Issued, Delayed Delivery and Forward Commitment Securities. Each Fund may purchase securities (including securities issued pursuant to an initial public offering) on a "when-issued," "delayed delivery" or "forward commitment' basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will make a commitment to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The Funds do not earn income on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and Government Securities may be sold in this manner.

Zero Coupon Securities. Each of the Funds may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the U.S. Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES").

The International Fund, the Intermediate Government Bond Fund, and the Money Market Funds may invest in other types of related zero coupon securities commonly known as "stripped" securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Stripped securities also may be issued by corporations and municipalities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitations on illiquid investments.

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero coupon security must include a portion of the original issue discount of the security as income. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other debt securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

                       Investment Adviser, Administrator,
                  Transfer Agent and Dividend Disbursing Agent
                         Harris Trust and Savings Bank
                             111 West Monroe Street
                            Chicago, Illinois 60603

                           Portfolio Management Agent
                       Harris Investment Management, Inc.
                            190 South LaSalle Street
                            Chicago, Illinois 60603

                             Investment Sub-Adviser
                       Hansberger Global Investors, Inc.
                     515 East Las Olas Boulevard, Suite 1300
                         Fort Lauderdale, Florida 33301

                        Sub-Administrator and Accounting
                       Services Agent, Sub-Transfer Agent
                         and Dividend Disbursing Agent
                                   PFPC Inc.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                       Sub-Administrator and Distributor
                            Funds Distributor, Inc.
                          60 State Street, Suite 1300
                          Boston, Massachusetts 02109

                                   Custodian
                                 PNC Bank, N.A.
                            Broad & Chestnut Streets
                        Philadelphia, Pennsylvania 19101


                            Independent Accountants
                              Price Waterhouse LLP
                              30 South 17th Street
                        Philadelphia, Pennsylvania 19103


                                 Legal Counsel
                               Bell, Boyd & Lloyd
                           Three First National Plaza
                            Chicago, Illinois 60602

                              Investment Adviser:
                         Harris Trust and Savings Bank

                          Portfolio Management Agent:
                       Harris Investment Management, Inc.

                                  Distributor:
                            Funds Distributor, Inc.

                                   RPROS5/98

                                    HARRIS
                                INSIGHT(R) FUNDS


                             MAY 1, 1998 PROSPECTUS

                          Prospectus begins on page 1.

                              INSTITUTIONAL SHARES

                          Harris Insight Equity Funds

                       Harris Insight Fixed Income Funds

                       Harris Insight Money Market Funds


                                 [HARRIS LOGO]

                                     HARRIS
                                 INSIGHT FUNDS

                     Powerful Insight. Solid Investments.(SM)

                            HARRIS INSIGHT(R) FUNDS
    60 State Street, Suite 1300 * Boston, Massachusetts 02109 * 800.982.8782

                              INSTITUTIONAL SHARES

                      Harris Insight Emerging Markets Fund

                       Harris Insight International Fund

                   Harris Insight Small-Cap Opportunity Fund

                      Harris Insight Small-Cap Value Fund

                           Harris Insight Growth Fund

                           Harris Insight Equity Fund

                       Harris Insight Equity Income Fund

                           Harris Insight Index Fund

                          Harris Insight Balanced Fund

                   Harris Insight Convertible Securities Fund

                      Harris Insight Tax-Exempt Bond Fund

                            Harris Insight Bond Fund

                Harris Insight Intermediate Tax-Exempt Bond Fund

                  Harris Insight Short/Intermediate Bond Fund

                Harris Insight Intermediate Government Bond Fund

                  Harris Insight Tax-Exempt Money Market Fund

                        Harris Insight Money Market Fund

                  Harris Insight Government Money Market Fund

This Prospectus offers Institutional shares ("Institutional Shares") of eighteen investment portfolios advised by Harris Trust and Savings Bank (collectively, the "Funds"). The Equity Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Money Market Fund, the Money Market Fund and the Government Money Market Fund are investment portfolios of HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"). Each other Fund is an investment portfolio of Harris Insight Funds Trust (the "Trust"). The Company and the Trust are registered as open-end management investment companies (mutual funds). The Funds are known as the Harris Insight Funds.


Please read this Prospectus before investing and keep it on file for future reference. The Prospectus contains the information that a prospective investor should know before investing, including how each Fund invests and the many services available to shareholders.

To learn more about the Funds and their investments, you may obtain a copy of the Harris Insight Funds' most recent financial report and portfolio listing or Statement of Additional Information dated May 1, 1998 (the "SAI") simply by calling 800.982.8782. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and (as supplemented from time to time) is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Funds.

THE HARRIS INSIGHT FUNDS ARE A FAMILY OF OPEN-END INVESTMENT COMPANIES COMMONLY KNOWN AS MUTUAL FUNDS. SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, HARRIS TRUST AND SAVINGS BANK OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE TAX-EXEMPT MONEY MARKET FUND, THE MONEY MARKET FUND OR THE GOVERNMENT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  May 1, 1998

                               TABLE OF CONTENTS


FUND SUMMARY                                              PAGE          3

EXPENSE SUMMARY                                           PAGE          6

FINANCIAL HIGHLIGHTS                                      PAGE          8

INVESTMENT OBJECTIVES AND POLICIES                        PAGE         14
Equity Funds                                              PAGE         14
Fixed Income Funds                                        PAGE         18
Money Market Funds                                        PAGE         21

ADDITIONAL INVESTMENT INFORMATION                         PAGE         23
Additional Investment Policies                            PAGE         23
Risk Considerations                                       PAGE         26

MANAGEMENT                                                PAGE         30

HOW TO BUY SHARES                                         PAGE         35

HOW TO SELL SHARES                                        PAGE         37

SHAREHOLDER SERVICES AND POLICIES                         PAGE         39

HOW THE FUNDS MAKE DISTRIBUTIONS                          PAGE         41
TO SHAREHOLDERS; TAX INFORMATION

GENERAL INFORMATION                                       PAGE         43
Banking Law Matters                                       PAGE         43
How Share Value Is Determined                             PAGE         43
How Performance Is Reported                               PAGE         43
More Information About the Trust and the Company          PAGE         44

APPENDIX A: PERMITTED INVESTMENTS                         PAGE         46


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the SAI and/or in the Funds' official sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Company. This Prospectus does not constitute an offer in any jurisdiction in which, or to any person to whom, such offer may not lawfully be made.

                                  FUND SUMMARY

           THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE
            MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

             WHAT ARE THE OBJECTIVES OF THE FUNDS? HOW DO THE FUNDS
                      ATTEMPT TO ACHIEVE THEIR OBJECTIVES?

Each of the Funds has distinct investment objectives and policies, which are summarized below in order of descending risk. For more complete information, see INVESTMENT OBJECTIVES AND POLICIES and ADDITIONAL INVESTMENT INFORMATION. Although no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's investment program.

EQUITY FUNDS

EMERGING MARKETS FUND seeks to provide capital appreciation by investing in equity securities of companies in emerging markets that the investment adviser believes to be undervalued.

INTERNATIONAL FUND seeks to provide international diversification and capital appreciation by investing primarily in the equity securities of foreign issuers that the investment adviser believes are undervalued. Current income is a secondary objective.


SMALL-CAP OPPORTUNITY FUND seeks to provide long-term capital appreciation by investing primarily in equity securities of smaller capitalization companies that the investment adviser believes have above-average growth potential.



SMALL-CAP VALUE FUND seeks to provide capital appreciation by investing primarily in equity securities of smaller capitalization companies that the investment adviser believes have above-average growth potential and appear to be undervalued.


GROWTH FUND seeks to provide capital appreciation by investing primarily in common stocks and convertible securities of companies that the investment adviser believes have above-average growth potential.

EQUITY FUND seeks to provide capital appreciation and current income by investing primarily in common stocks.

EQUITY INCOME FUND seeks to provide current income and, secondarily, capital appreciation, by investing primarily in common stocks and convertible securities.

INDEX FUND seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index, by investing primarily in securities of companies that comprise that index.

BALANCED FUND seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

FIXED INCOME FUNDS

CONVERTIBLE SECURITIES FUND seeks to provide capital appreciation and current income by investing primarily in securities, such as bonds, debentures, notes, preferred stocks or warrants, that are convertible into common stocks.


TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from Federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations of varying maturities.


BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment-grade debt securities of varying maturities.


INTERMEDIATE TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from Federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations with an intermediate-term average maturity.


SHORT/INTERMEDIATE BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate-term average maturity.

INTERMEDIATE GOVERNMENT BOND FUND seeks to provide a high level of current income, consistent with preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.

MONEY MARKET FUNDS


TAX-EXEMPT MONEY MARKET FUND seeks to provide investors with as high a level of current income that is exempt from Federal income tax as is consistent with its investment policies, and with preservation of capital and liquidity, by investing primarily in high-quality, short-term municipal obligations.


MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing in a broad range of short-term money market instruments.

GOVERNMENT MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing exclusively in short-term U.S. Government securities and repurchase agreements backed by those securities.

WHO MANAGES EACH FUND'S INVESTMENTS?

Harris Trust and Savings Bank ("Harris Trust" or the "Adviser") serves as the investment adviser for each Fund. Harris Trust and its predecessors have provided investment management services to clients for over 100 years. In addition to the services it performs for the Funds, Harris Trust provides investment management services for pension, profit-sharing and personal portfolios. As of December 31, 1997, assets under management totaled approximately $16.4 billion.



Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services for each of the Funds except for the Tax-Exempt Money Market Fund. As of December 31, 1997, HIM had a staff of 60, including 33 professionals, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of that date, assets under management were approximately $10.7 billion.


Subject to the general oversight of Harris Trust and HIM, Hansberger Global Investors, Inc. ("Hansberger" or the "Investment Sub-Adviser") serves as investment sub-adviser to the Emerging Markets Fund and the International Fund. Each of Harris Trust, HIM and Hansberger is sometimes referred to as an "investment adviser."

Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc. See MANAGEMENT.

WHO SHOULD INVEST IN THE FUNDS?
The EQUITY FUNDS--the Emerging Markets Fund, the International Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Growth Fund, the Equity Fund, the Equity Income Fund, the Index Fund and the Balanced Fund--are designed for long-term investors who can tolerate changes in the value of their investments in return for the possibility of higher returns. THE FIXED INCOME FUNDS--the Convertible Securities Fund, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund--are designed for investors seeking some degree of current income. The MONEY MARKET FUNDS--the Tax-Exempt Money Market Fund, the Money Market Fund and the Government Money Market Fund--are designed for conservative investors seeking stability of principal, current income at money market rates, and liquidity. The Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund are specifically designed for those investors who seek income that is exempt from Federal income tax.

In making your investment decisions, consider your investment goals, your time horizon to achieve them, and your tolerance for risk. For more information about each Fund and its investments, see INVESTMENT OBJECTIVES AND POLICIES.

WHAT ADVANTAGES DO THE FUNDS OFFER?

An investment gives the investor benefits customarily available only to large investors, such as diversification, greater liquidity, professional management, and relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

Dividends from the Emerging Markets Fund, the International Fund, the Small-Cap Opportunity Fund and the Small-Cap Value Fund are declared and paid annually. Dividends from the Growth Fund are declared and paid semi-annually. Dividends from the Equity Income Fund, the Equity Fund, the Index Fund, the Balanced Fund and the Convertible Securities Fund are declared and paid quarterly. Dividends from the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund are declared daily and paid monthly. Dividends from each of the Money Market Funds are declared daily and paid monthly. Any net capital gains will be declared and paid at least annually. See HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION.


HOW ARE SHARES BOUGHT AND SOLD?

Institutional Shares are offered primarily to institutional investors without a sales charge. Shares may be bought or sold by mail, by bank wire or through your broker-dealer or other financial institution. There is no minimum initial or subsequent investment. See HOW TO BUY SHARES AND HOW TO SELL SHARES.

WHAT RISKS ARE ASSOCIATED WITH THE FUNDS?

There can be no assurance that any Fund will achieve its investment objective or that the Money Market Funds will be able to maintain a stable net asset value.

The net asset value of each of the Equity Funds and the Fixed Income Funds will fluctuate based upon changes in the value of the Fund's portfolio securities and, when shares are sold, an investment may be worth more or less than the investment's original value. As with any mutual fund, the fundamental risk is that the value of securities that a Fund holds may decrease. Each Fund's performance and price per share changes daily based on many factors, including the perceived quality of the Fund's investments, U.S. and international economic conditions and general market conditions.

The market value of equity securities is based upon the market's perception of the issuing company's value. Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. However, the potential for appreciation in mortgage-backed fixed income securities in the event of a decline in interest rates may be limited or negated by increased principal prepayments on these securities. Fixed income securities also are subject to "credit risk" relating to the financial condition of the issuer of the securities.

Certain investments and investment techniques entail additional risks, such as investments in foreign issuers, issuers with limited market capitalization, mortgage- or asset-backed securities, zero coupon securities and options, futures contracts and forward contracts. The use of leverage by certain Funds through borrowings, securities lending, reverse repurchase agreements and other investment techniques involves additional risks.

The policy of investing in smaller companies employed by the Small-Cap Value Fund, the Small-Cap Opportunity Fund and the other Funds that invest in small company securities entails certain risks in addition to those normally associated with equity securities. Similarly, the International Fund's policy of investing in foreign securities entails certain risks in addition to those normally associated with equity securities. The Emerging Markets Fund's policy of investing in securities of foreign issuers, particularly in countries with smaller, emerging capital markets, involves certain risks not associated with domestic investing, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

For information about particular risks, see ADDITIONAL INVESTMENT INFORMATION
- RISK CONSIDERATIONS.

                                EXPENSE SUMMARY

The following table illustrates information concerning annual fund operating expenses for Institutional Shares of the Funds. There are no transaction charges in connection with purchases, redemptions or exchanges of Fund Shares. None of the Funds has adopted a Rule 12b-1 Plan with respect to the Institutional Shares and accordingly, no Fund incurs distribution expenses with respect to the Institutional Shares.

Annual Operating Expenses
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)*


                                        INVESTMENT       RULE 12B-1      OTHER            TOTAL
                                        ADVISORY         FEES            EXPENSES         OPERATING
                                        FEES                                              EXPENSES

EQUITY FUNDS
Emerging Markets Fund                   0.91%            None            0.84%            1.75%
International Fund                      1.03             None            0.37             1.40
Small-Cap Opportunity Fund              0.99             None            0.21             1.20
Small-Cap Value Fund                    0.73             None            0.26             0.99
Growth Fund                             0.89             None            0.21             1.10
Equity Fund                             0.70             None            0.18             0.88
Equity Income Fund                      0.67             None            0.26             0.93
Index Fund                              0.23             None            0.22             0.45
Balanced Fund                           0.56             None            0.32             0.88

FIXED-INCOME FUNDS
Convertible Securities Fund             0.66             None            0.26             0.92
Tax-Exempt Bond Fund                    0.60             None            0.20             0.80
Bond Fund                               0.36             None            0.24             0.60
Intermediate Tax-Exempt Bond Fund       0.60             None            0.19             0.79
Short/Intermediate Bond Fund            0.41             None            0.19             0.60
Intermediate Government Bond Fund       0.24             None            0.26             0.50

MONEY MARKET FUNDS
Tax-Exempt Money Market Fund            0.11             None            0.14             0.25
Money Market Fund                       0.10             None            0.11             0.21
Government Money Market Fund            0.11             None            0.12             0.23


*The amounts for expenses are based on amounts incurred during the Funds' most recent fiscal period. Without fee waivers or expense reimbursements, investment advisory fees and total operating expenses would be 1.25% and 2.09% for the Emerging Markets Fund, 1.05% and 1.42% for the International Fund, 1.00% and 1.21% for the Small-Cap Opportunity Fund, 0.80% and 1.06% for the Small-Cap Value Fund, 0.90% and 1.11% for the Growth Fund, 0.70% and 0.96% for the Equity Income Fund, 0.25% and 0.47% for the Index Fund, 0.60% and 0.92% for the Balanced Fund, 0.70% and 0.96% for the Convertible Securities Fund, 0.65% and 0.89% for the Bond Fund, 0.70% and 0.89% for the Short/Intermediate Bond Fund and 0.65% and 0.91% for the Intermediate Government Bond Fund; and other expenses and total operating expenses would be 0.15% and 0.26% for the Tax-Exempt Money Market Fund, 0.16% and 0.26% for the Money Market Fund and 0.17% and 0.28% for the Government Money Market Fund.


Customers of a financial institution, such as Harris Trust, also may be charged certain fees and expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (such as trust, estate settlement, advisory or custodian services).

                                    EXAMPLE

THE TABLE BELOW SHOWS WHAT YOU WOULD PAY IF YOU INVESTED $1,000 OVER THE TIME FRAMES INDICATED. THE EXAMPLE ASSUMES YOU REINVESTED ALL DIVIDENDS AND THAT THE AVERAGE ANNUAL RETURN WAS 5%.


                                                 ONE                THREE             FIVE              TEN
                                                 YEAR               YEARS             YEARS             YEARS

EQUITY FUNDS
Emerging Markets Fund                            $18                 $55               $95              $206
International Fund                                14                  44                77               168
Small-Cap Opportunity Fund                        12                  38                66               145
Small-Cap Value Fund                              10                  32                55               121
Growth Fund                                       11                  35                61               134
Equity Fund                                        9                  28                49               108
Equity Income Fund                                 9                  30                51               114
Index Fund                                         5                  14                25                57
Balanced Fund                                      9                  28                49               108

FIXED-INCOME FUNDS
Convertible Securities Fund                        9                  29                51               113
Tax-Exempt Bond Fund                               8                  26                44                99
Bond Fund                                          6                  19                33                75
Intermediate Tax-Exempt Bond Fund                  8                  26                44                99
Short/Intermediate Bond Fund                       6                  19                33                75
Intermediate Government Bond Fund                  5                  16                28                63

MONEY MARKET FUNDS
Tax-Exempt Money Market Fund                       3                  8                 14                32
Money Market Fund                                  2                  6                 11                26
Government Money Market Fund                       2                  7                 12                28


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense tables is to help you understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning these costs and expenses, see MANAGEMENT.

                              FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS ON THE FOLLOWING PAGES REPRESENT SELECTED DATA FOR A SINGLE INSTITUTIONAL SHARE OF EACH FUND OUTSTANDING FOR THE PERIODS SHOWN. THIS INFORMATION HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY PRICE WATERHOUSE LLP, INDEPENDENT ACCOUNTANTS. THE FUNDS' FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1997 AND INDEPENDENT ACCOUNTANTS' REPORT THEREON ARE INCLUDED IN THE FUNDS' ANNUAL REPORT AND ARE INCORPORATED BY REFERENCE INTO (ARE LEGALLY A PART OF) THE FUNDS' SAI. THESE FINANCIAL HIGHLIGHTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THE ANNUAL REPORT, WHICH MAY BE OBTAINED FROM THE HARRIS INSIGHT FUNDS WITHOUT CHARGE.



                                           EMERGING                                           SMALL-CAP                  SMALL-CAP
                                        MARKETS FUND        INTERNATIONAL FUND             OPPORTUNITY FUND              VALUE FUND
                                       FOR THE PERIOD      YEAR   FOR THE PERIOD       YEAR       FOR THE PERIOD     FOR THE  PERIOD
                                       10/21/97(5) TO     ENDED   02/26/96(5) TO       ENDED      02/26/96(5) TO     03/24/97(5) TO
                                          12/31/97       12/31/97    12/31/96        12/31/97        12/31/96           12/31/97
Net Asset Value, Beginning of Period       $10.00         $15.46      $15.04          $15.52          $14.24             $28.29
                                           ------         ------      ------          ------          ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                       0.006          0.116       0.128           0.007           0.057              0.146
Net Realized and Unrealized
   Gain/(Loss) on Investments              (1.456)        (0.858)      0.485           3.865           1.998              7.467
                                           ------         ------      ------          ------          ------             ------
Total from Investment Operations           (1.450)        (0.742)      0.613           3.872           2.055              7.613
                                           ------         ------      ------          ------          ------             ------

LESS DISTRIBUTIONS:
Net Investment Income                       0.000         (0.125)     (0.125)         (0.012)         (0.057)            (0.139)
Net Realized Gains                          0.000         (1.263)     (0.068)         (1.670)         (0.718)            (2.744)
                                           ------         ------      ------          ------          ------             ------
Total Distributions                         0.000         (1.388)     (0.193)         (1.682)         (0.775)            (2.883)
                                           ------         ------      ------          ------          ------             ------
Net Asset Value, End of Period              $8.55         $13.33      $15.46          $17.71          $15.52             $33.02
                                           ======         ======      ======          ======          ======             ======
TOTAL RETURN                               (14.50)%(3)     (4.87)%      4.08%(3)       25.47%          14.49%(3)          27.11%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period ($000)        18,023        172,158     109,747         274,353         150,306             99,816
Ratios of Expenses to Average
   Net Assets(1)                             1.75% (2)      1.40%       1.36%(2)        1.20%           1.20%(2)           0.99%(2)
Ratio of Net Investment Income to
   Average Net Assets                        0.43%(2)       0.82%       0.99%(2)        0.03%           0.46%(2)           0.63%(2)
Portfolio Turnover Rate                      0.00%         93.33%       6.72%          39.63%          46.13%             91.66%(2)
Average Commission Rate(4)                  $0.003         $0.006      $0.020          $0.054          $0.058             $0.055



(1) Without the voluntary waiver of fees, the expense ratios for the period ended December 31, 1997 for the Emerging Markets Fund would have been 2.09% (annualized), for the year ended December 31, 1997 and the period ended December 31, 1996 for the International Fund would have been 1.42% and 1.38% (annualized), respectively, for the Small-Cap Opportunity Fund would have been 1.21% and 1.22% (annualized), respectively, for the period ended December 31, 1997 for the Small-Cap Value Fund would have been 1.06% (annualized), for the year ended December 31, 1997 and the period ended December 31, 1996 for the Growth Fund would have been 1.11% and 1.14% (annualized), respectively, for the Equity Income Fund would have been 0.96% and 0.97% (annualized), respectively, for the Index Fund would have been 0.47% and 0.49% (annualized), respectively, and for the period ended December 31, 1997 for the Balanced Fund would have been 0.92% (annualized).

                                                     GROWTH FUND                         EQUITY FUND
                                                YEAR       FOR THE PERIOD           YEAR          FOR THE PERIOD
                                                ENDED      02/26/96(5) TO          ENDED          02/26/96(5) TO
                                              12/31/97        12/31/96            12/31/97           12/31/96
Net Asset Value, Beginning of Period         $  18.69         $ 17.01            $  15.53           $  15.30
                                               ------          ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                           0.048           0.062               0.234              0.189
Net Realized and Unrealized
   Gain/(Loss) on Investments                   6.026           2.746               5.190              1.898
                                               ------          ------              ------             ------
Total from Investment Operations                6.074           2.808               5.424              2.087
                                               ------          ------              ------             ------
LESS DISTRIBUTIONS:
Net Investment Income                          (0.048)         (0.063)             (0.235)            (0.193)
Net Realized Gains                             (2.046)         (1.065)             (3.129)            (1.664)
                                               ------          ------              ------             ------
Total Distributions                            (2.094)         (1.128)             (3.364)            (1.857)
                                               ------          ------              ------             ------
Net Asset Value, End of Period               $  22.67         $ 18.69            $  17.59           $  15.53
                                               ======          ======              ======             ======
TOTAL RETURN                                    32.81%          16.43%(3)           35.89%             13.66%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period ($000)           109,140          76,516             845,829            568,400
Ratios of Expenses to Average
   Net Assets(1)                                 1.10%           1.10%(2)            0.88%              0.90%(2)
Ratio of Net Investment Income to
   Average Net Assets                            0.22%           0.42%(2)            1.33%              1.43%(2)
Portfolio Turnover Rate                         37.02%          35.36%              81.48%             75.20%
Average Commission Rate(4)                   $  0.058         $ 0.058            $  0.054           $  0.056

                                               EQUITY INCOME FUND                    INDEX FUND                  BALANCED FUND
                                             YEAR       FOR THE  PERIOD        YEAR        FOR THE PERIOD        FOR THE PERIOD
                                            ENDED       02/26/96(5) TO        ENDED        02/26/96/(5) TO       03/24/97(5) TO
                                          12/31/97         12/31/96         12/31/97         12/31/96               12/31/97
Net Asset Value, Beginning of Period      $ 13.73          $ 13.34         $  18.48         $  16.72                $ 12.74
                                           ------           ------           ------           ------                 ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                       0.272            0.270            0.278            0.268                  0.377
Net Realized and Unrealized
   Gain/(Loss) on Investments               4.050            1.387            5.742            2.104                  2.185
                                           ------           ------           ------           ------                 ------
Total from Investment Operations            4.322            1.657            6.020            2.372                  2.562
                                           ------           ------           ------           ------                 ------
LESS DISTRIBUTIONS:
Net Investment Income                      (0.268)          (0.269)          (0.281)          (0.268)                (0.372)
Net Realized Gains                         (1.464)          (0.998)          (0.709)          (0.344)                 0.000
                                           ------           ------           ------           ------                 ------
Total Distributions                        (1.732)          (1.267)          (0.990)          (0.612)                (0.372)
                                           ------           ------           ------           ------                 ------
Net Asset Value, End of Period            $ 16.32          $ 13.73         $  23.51         $  18.48                $ 14.93
                                           ======           ======           ======           ======                 ======

TOTAL RETURN                                31.90%           12.46%(3)        32.78%           14.26%(3)              20.24%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period ($000)        40,424           31,760          292,196          143,954                 69,415
Ratios of Expenses to Average
   Net Assets(1)                             0.93%            0.93%(2)         0.45%            0.45%(2)               0.88%(2)
Ratio of Net Investment Income to
   Average Net Assets                        1.69%            2.36%(2)         1.39%            1.85%(2)               3.45%(2)
Portfolio Turnover Rate                     29.87%           52.77%            7.10%            4.71%                108.29%(2)
Average Commission Rate(4)                $ 0.058          $ 0.059         $  0.020         $  0.038                $ 0.058


(2) Annualized.
(3) Total returns for periods less than one year are not annualized.
(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.
(5) Date commenced operations.

FINANCIAL HIGHLIGHTS CONT.


                                             CONVERTIBLE
                                           SECURITIES FUND            TAX-EXEMPT BOND FUND                 BOND FUND
                                            FOR THE PERIOD          YEAR       FOR THE PERIOD        YEAR         FOR THE PERIOD
                                            3/24/97(5) TO          ENDED       02/26/96(5) TO       ENDED         04/16/96(5) TO
                                               12/31/97           12/31/97        12/31/96         12/31/97          12/31/96
Net Asset Value, Beginning of Period           $ 29.15          $  10.25         $  10.56        $  10.07          $   10.00
                                                ------            ------           ------          ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                            0.914             0.461            0.402           0.628              0.425
Net Realized and Unrealized
   Gain/(Loss) on Investments                    3.120             0.391           (0.094)          0.284              0.103
                                                ------            ------           ------          ------             ------
Total from Investment Operations                 4.034             0.852            0.308           0.912              0.528
                                                ------            ------           ------          ------             ------
LESS DISTRIBUTIONS:
Net Investment Income                           (0.897)           (0.461)          (0.402)         (0.628)            (0.425)
Net Realized Gains                              (3.767)           (0.121)          (0.216)         (0.154)            (0.033)
                                                ------            ------           ------          ------             ------
Total Distributions                             (4.664)           (0.582)          (0.618)         (0.782)            (0.458)
                                                ------            ------           ------          ------             ------
Net Asset Value, End of Period                 $ 28.52          $  10.52         $  10.25        $  10.20          $   10.07
                                                ======            ======           ======          ======             ======

TOTAL RETURN                                     14.24%(3)          8.55%            3.04%(3)        9.41%            5.40%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period ($000)             59,384           179,871          165,388         140,447           43,142
Ratios of Expenses to Average
   Net Assets(1)                                  0.92%(2)          0.80%            0.80%(2)        0.60%            0.60%(2)
Ratio of Net Investment Income to
   Average Net Assets                             3.76%(2)          4.47%            4.60%(2)        6.25%            6.03%(2)
Portfolio Turnover Rate                          93.24%(2)         61.52%           61.60%         138.30%          116.02%
Average Commission Rate(4)                     $ 0.053               --               --             --               --



(1) Without the voluntary waiver of fees, the expense ratios for the period ended December 31, 1997 for the Convertible Securities Fund would have been 0.96% (annualized), for the year ended December 31, 1997 and the period ended December 31, 1996 for the Tax-Exempt Bond Fund would have been 0.80% and 0.81% (annualized), respectively, for the Bond Fund would have been 0.89% and 0.98% (annualized), respectively, for the Intermediate Tax-Exempt Bond Fund would have been 0.79% and 0.82% (annualized), respectively, for the Short/Intermediate Bond Fund would have been 0.89% and 0.90% (annualized), respectively, and for the period ended December 31, 1997 for the Intermediate Government Bond Fund would have been 0.91% (annualized).
(2) Annualized.
(3) Total returns for periods less than one year are not annualized.
(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.
(5) Date commenced operations.

                                              INTERMEDIATE TAX-EXEMPT                                        INTERMEDIATE GOVERNMENT
                                                     BOND FUND               SHORT/INTERMEDIATE BOND FUND            BOND FUND
                                             YEAR         FOR THE PERIOD      YEAR         FOR THE PERIOD         FOR THE PERIOD
                                             ENDED        02/26/96(5) TO      ENDED        02/26/96(5) TO         03/24/97(5) TO
                                            12/31/97         12/31/96       12/31/97          12/31/96               12/31/97
Net Asset Value, Beginning of Period       $  10.58         $  10.74       $  10.14          $  10.30                $ 16.12
                                             ------           ------         ------            ------                 ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                         0.442            0.381          0.633             0.517                  0.793
Net Realized and Unrealized
   Gain/(Loss) on Investments                 0.220           (0.124)         0.070            (0.160)                 0.461
                                             ------           ------         ------            ------                 ------
Total from Investment Operations              0.662            0.257          0.703             0.357                  1.254
                                             ------           ------         ------            ------                 ------
LESS DISTRIBUTIONS:
Net Investment Income                        (0.442)          (0.381)        (0.663)           (0.517)                (0.793)
Net Realized Gains                           (0.050)          (0.036)         0.000             0.000                 (0.041)
                                             ------           ------         ------            ------                 ------
Total Distributions                          (0.492)          (0.417)        (0.633)           (0.517)                (0.834)
                                             ------           ------         ------            ------                 ------
Net Asset Value, End of Period             $  10.75         $  10.58       $  10.21          $  10.14                $ 16.54
                                             ======           ======         ======            ======                 ======

TOTAL RETURN                                   6.41%            2.49%(3)       7.15%             3.61%(3)               7.96%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period ($000)         193,009          208,690        288,886           255,573                 99,359
Ratios of Expenses to Average
   Net Assets(1)                               0.79%            0.79%(2)       0.60%             0.60%(2)               0.50%(2)
Ratio of Net Investment Income to
   Average Net Assets                          4.16%            4.28%(2)       6.24%             6.06%(2)               6.31%(2)
Portfolio Turnover Rate                       48.72%           57.23%         98.08%           186.02%                 84.89%(2)
Average Commission Rate(4)                      --               --             --               --                       --

FINANCIAL HIGHLIGHTS CONT.

                                                           TAX-EXEMPT MONEY MARKET FUND                    MONEY MARKET FUND
                                                YEAR          YEAR        YEAR     FOR THE PERIOD          YEAR        YEAR
                                                ENDED         ENDED       ENDED    01/05/94(4) TO          ENDED       ENDED
                                              12/31/97      12/31/96     12/31/95     12/31/94            12/31/97   12/31/96
Net Asset Value, Beginning of Period            $1.00        $1.00        $1.00        $1.00                $1.00     $1.00
                                                -----        -----        -----        -----                -----     -----
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                           0.034        0.031        0.035        0.025                0.055     0.052
Realized Loss on Investments                      --           --           --           --                (0.001)      --
                                                -----        -----        -----        -----                -----     -----
Total from Investment Operations                0.034        0.031        0.035        0.025                0.054     0.052
                                                -----        -----        -----        -----                -----     -----

LESS DISTRIBUTIONS:
Net Investment Income                          (0.034)      (0.031)      (0.035)      (0.025)              (0.055)   (0.052)
                                                -----        -----        -----        -----                -----     -----
Total Distributions                            (0.034)      (0.031)      (0.035)      (0.025)              (0.055)   (0.052)
                                                -----        -----        -----        -----                -----     -----

CAPITAL CONTRIBUTION                              --           --           --           --                 0.001       --
                                                -----        -----        -----        -----                -----     -----
Net Asset Value, End of Period                  $1.00        $1.00        $1.00        $1.00                $1.00     $1.00
                                                -----        -----        -----        -----                -----     -----

TOTAL RETURN                                     3.47%        3.19%        3.60%        2.56%(3)             5.66%     5.38%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period ($000)           497,986      388,404      212,146      237,100            1,028,091    69,417
Ratios of Expenses to Average
   Net Assets(1)                                 0.25%        0.29%        0.29%        0.28%(2)             0.21%     0.27%
Ratio of Net Investment Income to
   Average Net Assets                            3.41%        3.14%        3.52%        2.99%(2)             5.54%     5.23%



(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995 and the period ended December 31, 1994 for the Tax-Exempt Money Market Fund would have been 0.26%, 0.29%, 0.29%, and 0.30% (annualized), respectively, for the Money Market Fund would have been 0.26%, 0.28%, 0.30% and 0.30% (annualized), respectively, and for the Government Money Market Fund would have been 0.28%, 0.32%, 0.32% and 0.31% (annualized), respectively.
(2) Annualized.
(3) Total returns for periods less than one year are not annualized.
(4) Date commenced operations.

                                                  MONEY MARKET FUND                    GOVERNMENT MONEY MARKET FUND
                                                YEAR       FOR THE PERIOD      YEAR       YEAR         YEAR      FOR THE PERIOD
                                                ENDED      01/05/94(4) TO     ENDED       ENDED        ENDED     05/16/94(4) TO
                                               12/31/95       12/31/94       12/31/97   12/31/96     12/31/95       12/31/94
Net Asset Value, Beginning of Period            $1.00          $1.00          $1.00      $1.00         $1.00          $1.00
                                                -----          -----          -----      -----         -----          -----
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                           0.057          0.039          0.053      0.051         0.056          0.028
Realized Loss on Investments                      --             --             --         --           --              --
                                                -----          -----          -----      -----         -----          -----
Total from Investment Operations                0.057          0.039          0.053      0.051         0.056          0.028
                                                -----          -----          -----      -----         -----          -----

LESS DISTRIBUTIONS:
Net Investment Income                          (0.057)        (0.039)        (0.053)    (0.051)       (0.056)        (0.028)
                                                -----          -----          -----      -----         -----          -----
Total Distributions                            (0.057)        (0.039)        (0.053)    (0.051)       (0.056)        (0.028)
                                                -----          -----          -----      -----         -----          -----

CAPITAL CONTRIBUTION                              --             --             --         --            --             --
                                                -----          -----          -----      -----         -----          -----
Net Asset Value, End of Period                  $1.00          $1.00          $1.00      $1.00         $1.00          $1.00
                                                -----          -----          -----      -----         -----          -----

TOTAL RETURN                                     5.86%          4.08%(3)       5.48%      5.24%         5.79%          2.82%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period ($000)            98,837         31,990         63,970     37,169        18,367          9,617
Ratios of Expenses to Average
   Net Assets(1)                                 0.29%          0.29%(2)       0.23%      0.31%         0.31%          0.29%(2)
Ratio of Net Investment Income to
   Average Net Assets                            5.69%          4.79%(2)       5.36%      5.12%         5.62%          4.52%(2)

INVESTMENT OBJECTIVES AND POLICIES

Each of the Funds has distinct investment objectives and policies, which are set forth below. Investments that may be made by all of the Funds are listed under ADDITIONAL INVESTMENT INFORMATION - ADDITIONAL INVESTMENT POLICIES. For a further description of each Fund's investments and investment techniques, see ADDITIONAL INVESTMENT INFORMATION, Appendix A: Permitted Investments ("Appendix A") and the SAI. There is no assurance that any Fund will achieve its investment objective or that the Money Market Funds will be able to maintain a stable net asset value. As used throughout this Prospectus, the term "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

EQUITY FUNDS
EMERGING MARKETS FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets that the investment adviser believes are undervalued. To a lesser degree, the Fund also may invest in emerging market equity securities offered in "private placements." Dividend and interest income from portfolio securities is largely an incidental consideration.

The Fund's investment approach relies heavily on a fundamental analysis of securities with a long-term investment perspective. The Fund seeks to maximize this approach by extending the search for value into many countries around the world. This global search provides the Fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also from country to country, in search of undervalued securities.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of issuers located in emerging market countries. As used in this Prospectus, the terms "emerging market country," "emerging country" or "developing country" apply to any country that, in the investment adviser's opinion, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (the "World Bank") and the International Finance Corporation. There are currently over 130 countries that are emerging or developing countries under this standard; approximately 40 of these countries currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Securities of issuers located in emerging market countries or traded in emerging markets present greater liquidity risks and other risks than securities of issuers located in developed countries or traded in more established markets.

By engaging in its own research and by reviewing research obtained through outside sources, the investment adviser seeks to identify appropriate investments for the Fund. The investment adviser may consider a number of factors in evaluating potential investments, including political risks, classic macro-economic variables and equity market valuations. The investment adviser also focuses on the quality of a company's management, growth prospects, and financial well being. The Fund's investments generally will reflect a broad cross-section of countries, industries, and companies in order to minimize risk. In situations where the market for a particular security is determined by the investment adviser to be sufficiently liquid, the Fund may engage in short sales.


The Fund may invest in certain debt securities of any grade, rated or unrated, such as convertible bonds and bonds selling at discount, when the investment adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. These securities may be subject to significant risk.

SEE RISK CONSIDERATIONS - RISKS OF FIXED INCOME SECURITIES.
The Fund also may engage in securities of companies or investment trusts that invest in, or securities backed by, mortgages, real estate or interests in real estate, including real estate investment trusts ("REITs").


INTERNATIONAL FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equity securities of issuers outside the U.S. that the investment adviser believes are undervalued.

The Fund's investment approach relies heavily on a fundamental analysis of securities with a long-term investment perspective. The Fund seeks to maximize this approach by extending the search for value into many countries around the world. This global search provides the Fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also from country to country, in search of undervalued securities.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of foreign issuers (i.e., issuers organized outside the U.S. or whose principal trading market is outside the U.S.). The Fund invests in the securities of issuers located in at least three foreign countries. The Fund seeks to manage risk through the diversification of its investments.

The Fund also may invest in exchange rate-related securities, securities convertible into or exchangeable for foreign equity securities, and custodial receipts for Treasury securities. In addition, the Fund may engage in the purchase and sale of foreign currency for hedging purposes.


The Fund may invest in certain debt securities of any grade, rated or unrated, such as convertible bonds and bonds selling at discount, when the investment adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. These securities may be subject to significant risk. SEE RISK CONSIDERATIONS - RISKS OF FIXED INCOME SECURITIES. The Fund also may engage in securities of companies or investment trusts that invest in, or securities backed by, mortgages, real estate or interests in real estate, including real estate investment trusts ("REITs").


SMALL-CAP OPPORTUNITY FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide long-term capital appreciation.


INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller capitalization that the investment adviser believes are attractively valued in the market. Market capitalization refers to the total market value of a company's outstand-ing shares of common stock. Smaller capitalization companies are those with market capitalizations, at the time of the Fund's investment, that fall in the lowest 15% of market capitalization of publicly traded companies in the U.S. These securities will tend to be represented in the Russell 2000 Index.



In investing the Fund's assets, the investment adviser follows a discipline that seeks to identify companies offering above-average earnings, sales and asset value growth. These securities will tend to be represented in the Russell 2000 Index.



Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller capitalization companies.


SMALL-CAP VALUE FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.


INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller capitalization that the investment adviser believes are conservatively valued in the marketplace. Market capitalization refers to the total market value of a company's outstanding shares of common stock. Smaller capitalization companies are those with market capitalizations, at the time of the Fund's investment, that fall in the lowest 15% of market capitalization of publicly traded companies listed in the U.S. These securities will tend to be represented in the Russell 2000 Index.


In managing the Fund's assets, the investment adviser seeks to invest in securities that are undervalued relative to the securities of comparable companies, as determined by price/earnings ratios, earnings expectations or other fundamental measures.


Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller capitalization companies.


GROWTH FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equity securities that the investment adviser believes are undervalued but represent growth opportunities. The Fund also may invest in securities issued by medium to larger capitalization companies that provide returns more closely aligned with the Lipper Growth Fund Index. The Fund's investment management discipline emphasizes growth in sales, earnings and asset values.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in equity securities.

EQUITY FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide investors with capital appreciation and current income.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of larger capitalization companies (i.e., companies with market capitalization in excess of $500 million at the time of the Fund's investment) and is managed to provide equity-based returns characteristic of these securities. Market capitalization refers to the total market value of a company's outstanding shares of common stock. The selected issuers will be representative of those sectors found within the Standard & Poor's 500 Index (the "S&P 500 Index"). Using both "quantitative" and "fundamental" analysis, the investment adviser selects investments that it believes will provide returns greater than the securities comprising the S&P 500 Index over the long-term with a risk level approximating that of the index, with risk measured by volatility.

The Fund's investments are expected to be diversified among all major sectors of the market. The Fund's investment adviser believes that an investment process which combines carefully monitored risk control with an emphasis on value and fundamental research is better suited for long-term equity investing. The Fund's portfolio is generally comprised of approximately 50 different issues. Risk is managed by diversification of investments.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks of larger capitalization companies.

EQUITY INCOME FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide current income and, secondarily, capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equities that are found within the Standard & Poor's 500 Index (the "S&P 500 Index"), or other attractive issues. Convertible securities may also be utilized. The investment adviser believes that the combination of these securities should produce returns that are similar to the performance of the S&P 500 Index and its corresponding sectors, yet with a higher income yield.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks and securities convertible into common stock. The Fund is managed with a disciplined investment process designed to maintain a diversified portfolio of high quality equity securities. The Fund generally emphasizes securities with higher than average dividend yields and/or stronger than average growth characteristics. The result of this investment process is a diversified portfolio that the investment adviser believes provides attractive long-term growth potential, while offering an attractive current yield.

INDEX FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index.


INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in securities of companies that comprise the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that emphasizes large capitalization companies. As of December 31, 1997, the index represented approximately 74% of the market capitalization of publicly owned stocks in the U.S.



The Fund is managed through the use of a "quantitative" or "indexing" investment discipline, which attempts to duplicate the investment composition and performance of the S&P 500 Index through statistical procedures. As a result, the investment adviser does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis. The Fund seeks quarterly performance within one percentage-point of the performance of the index (i.e., the percentage return of the index plus or minus 1%). On at least a monthly basis, the investment adviser compares the Fund's performance to that of the index. In the event the Fund's performance for the preceding three-month period does not adequately track the performance of the index, the investment adviser may adjust the Fund's holdings accordingly.


The Fund seeks to closely match the weight of each security in the portfolio to its approximate weight in the S&P 500 Index. Although the Fund may not hold all 500 securities included in the index, it will generally hold at least 90% of these securities. The Fund also may maintain positions in S&P 500 Index futures contracts. Generally, index futures contracts are bilateral agreements whereby two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the index is made, purchasers of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. The Fund may use S&P 500 Index futures contracts for several reasons: to simulate full investment in the index while retaining a cash balance for Fund management purposes, to facilitate trading or to reduce transaction costs.

Standard & Poor's ("S&P") makes no representation or warranty, expressed or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in either the Index Fund or the ability of the S&P 500 Index to track general stock market performance. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein.

Furthermore, S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein.

BALANCED FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by actively allocating investments between equity and fixed income securities. Through utilizing this approach, the Fund seeks to provide capital appreciation similar to larger-capitalization equities, with a portion of the Fund's total return resulting from investment in fixed income securities. The Fund seeks to provide an overall return comprising between 40% and 65% of the return of the Standard & Poor's 500 Index (a broad U.S. stock market index) and between 35% and 60% of the return of the Lehman Brothers Aggregate Index (a broad U.S. bond market index).

The Fund's investment process considers, on a continuing basis, the attractiveness of equities versus fixed income securities. Under normal market conditions, equity securities are expected to comprise between 40% and 65% of the Fund's total assets and fixed income securities are expected to comprise at least 25% of the Fund's total assets.

FIXED INCOME FUNDS
CONVERTIBLE SECURITIES FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation and current income.

INVESTMENT POLICIES. Convertible securities have unique return characteristics. Convertible securities tend to rise in price when overall equity markets rise and, conversely, tend to decline relatively less when interest rates rise. The Fund strives to reflect these unique performance characteristics while seeking to provide income that is more characteristic of short/intermediate maturity corporate bonds.

The Fund seeks to achieve its investment objective by investing primarily in convertible securities, which are bonds, debentures, notes or preferred stock that are convertible into common stock, or warrants, which are options to purchase common stock at a specified price.

The Fund also may invest in equity securities of U.S. corporations. The Fund seeks to diversify among issuers in a manner that will enable the Fund to minimize the volatility of the Fund's net asset value in erratic or declining markets. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in convertible securities.


Under normal market conditions, the Fund will invest without limitation in convertible securities of U.S. corporations and in Eurodollar securities convertible into common stocks of U.S. corporations that are rated "B" or better by Standard & Poor's ("S&P") or "B" ("b" in the case of preferred stocks) or better by Moody's Investors Service ("Moody's") at the time of purchase, or, if not rated, considered by the investment adviser to be of comparable quality, except that investment in securities rated "B-" by S&P or Moody's will be limited to 15% of its total assets. Up to 5% of the Fund's total assets may be invested in convertible securities that are rated "CCC" by S&P or "Caa" by Moody's at the time of purchase. Securities that are rated "BB" or below by S&P or "Ba" or below by Moody's are "high yield" securities, commonly known as junk bonds. See RISK CONSIDERATIONS - RISKS OF FIXED INCOME SECURITIES. By their nature, convertible securities may be more volatile in price than higher-rated debt obligations.


The ratings of S&P and Moody's represent the opinions of those organizations as to the quality of securities. Such ratings are relative and subjective, not absolute standards of quality and do not evaluate the market risk of the securities. Although the Fund's investment adviser uses these ratings as a criterion for the selection of securities for the Fund, it also relies on its own independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on the investment adviser's credit analysis of low-rated and unrated securities than would be the case for a portfolio of high-rated securities.

The Fund may invest up to 35% of its total assets in "synthetic convertibles" created by combining separate securities that together possess the two principal components of a convertible security: fixed income and the right to acquire equity securities. In addition, the Fund may invest up to 15% of its net assets in convertible securities offered in "private placements" and other illiquid securities; up to 15% of its total assets in common stocks; and up to 5% of its net assets in warrants. The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

In periods of unusual market conditions, when the investment adviser believes that convertible securities would not best serve the Fund's objectives, the Fund may for defensive purposes invest part or all of its total assets in (a) U.S. Government Securities; (b) non-convertible debt obligations of domestic corporations, including bonds, debentures, notes or preferred stock rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of purchase, which ordinarily are less volatile in price than convertible securities and serve to increase diversification of risk; and (c) short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of 397 days or less. During such periods, the Fund will continue to seek current income but will put less emphasis on capital appreciation.


During its most recent fiscal year ended December 31, 1997, the Fund had 84% of its average assets in rated debt securities, 7% in unrated debt securities and the remainder in cash and equity securities. During that year, the Fund had the following percentages of its average assets invested in rated securities: AAA-2%, AA-6%, A-8%, BBB-37%, BB-15%, B-9%, CCC or below-2%. This information reflects the average composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the current fiscal year or any other time.


TAX-EXEMPT BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from Federal income tax.


INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with varying maturities. As a result, the Fund seeks to generate a higher level of income than that of short or intermediate average maturity municipal bond funds, although it will experience corresponding higher volatility of principal during periods of changing interest rates.


The Fund attempts to anticipate changes in interest rates, analyzing yield differentials for different types of bonds, and analyzing credit for specific issues and municipalities. As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from Federal income tax.


In addition, the Fund may invest in U.S. Government Obligations (as defined in Appendix A) and securities secured by letters of credit. The Fund also may write
(sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

BOND FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT POLICIES. The Fund seeks to provide the higher income generally associated with a broad range of longer-term bonds typically having 5 to 10 years remaining to maturity. As a result, principal value of these longer-term bonds is likely to fluctuate more than that of bonds with shorter maturities.

The Fund seeks to achieve its objective by utilizing a highly-disciplined, quantitative process designed to identify fixed income securities that are undervalued and are positioned to offer the best relative value to enable the Fund to benefit from anticipated changes in interest rates.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S. Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon debt securities.

INTERMEDIATE TAX-EXEMPT BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from Federal income tax.


INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with a dollar-weighted average portfolio maturity, under normal market conditions, of between 3 and 10 years.

The investment adviser believes that this income will generally be higher than that provided by shorter term municipal funds, although the Fund will reflect greater share price volatility during periods of changing interest rates than comparable shorter-term funds. Individual portfolio securities will have varying maturities.


As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from Federal income tax.


The Fund's selection of individual securities is based on a number of factors, including anticipated changes in interest rates, the assessment of the yield advantages of different classes of bonds, and an independent analysis of credit quality of individual issues by the investment adviser.

In addition, the Fund may invest in U.S. Government Obligations (as defined in Appendix A) and securities secured by letters of credit. The Fund also may write
(sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

SHORT/INTERMEDIATE BOND FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate-term average maturity.

INVESTMENT POLICIES. The Fund seeks to provide income and share price volatility of a 2- to 5-year average maturity taxable bond portfolio. Thus, it is anticipated that when interest rates rise, share price of the Fund will tend to fall less than longer-term bond funds and appreciate less when interest rates fall.

The Fund seeks to achieve its objective by utilizing a combination of investment disciplines, including the assessment of yield advantages among different classes of bonds and among different maturities, independent review by the investment adviser of the credit quality of individual issues, and the analysis by the investment adviser of economic and market conditions affecting the fixed income markets.

The Fund may invest in a broad range of fixed income obligations, including fixed and variable rate bonds, debentures, U.S. Government Securities, and Government Stripped Mortgage-Backed Securities. The Fund also may invest in U.S. Government Securities placed into irrevocable trusts and evidenced by a trust receipt. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S. Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon debt securities.

The Fund also may hold short-term U.S. Government Obligations (as defined in Appendix A), "high-quality" money market instruments (i.e., those within the two highest rating categories or, if unrated, determined by the investment adviser to be comparable in quality to instruments so rated) and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the investment adviser's opinion, existing circumstances warrant.

The Fund's dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities), under normal market conditions, will be between 2 and 5 years.

INTERMEDIATE GOVERNMENT BOND FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income, consistent with preservation of capital.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government Securities, including mortgage-backed securities, having an intermediate-term average maturity. Under normal circumstances, at least 65% of the Fund's total assets will be invested in U.S. Government Securities and in repurchase agreements collateralized by U.S. Government Securities. The average portfolio maturity (or average life with respect to mortgage-backed securities) generally will be between 3 and 10 years.

The Fund's investments may include asset-backed securities, zero coupon securities and debt securities of U.S. corporations (with respect to 20% of the Fund's total assets at the time of purchase). In addition, the Fund may invest in foreign debt securities guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to 10% of the Fund's total assets at the time of purchase). The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

MONEY MARKET FUNDS
TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income that is exempt from Federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.



INVESTMENT POLICIES. The Fund invests only in high quality, short-term money market instruments that are determined by the investment adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests primarily in high-quality municipal obligations. Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. Except for temporary investments in taxable obligations described below, the Fund will invest only in municipal obligations that are exempt from Federal income taxes in the opinion of bond counsel. Such obligations include municipal bonds, municipal notes and municipal commercial paper.


The Fund will not purchase a security (other than a U.S. Government Security) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's or Moody's Investors Service) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated by only one rating agency, is determined to be of comparable quality). Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.

The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

Under ordinary market conditions, the Fund will maintain as a fundamental policy at least 80% of the value of its total assets in obligations that are exempt from Federal income tax and not subject to the alternative minimum tax. The Fund may, pending the investment of proceeds of sales of its shares or proceeds from the sale of portfolio securities, in anticipation of redemptions, or to maintain a "defensive" posture when, in the opinion of the investment adviser, it is advisable to do so because of market conditions, elect to hold temporarily up to 20% of the current value of its total assets in cash reserves or invest in securities whose interest income is subject to taxation.

From time to time, the Fund may invest 25% or more of its assets in municipal obligations, that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar type projects or municipal obligations whose issuers are located in the same state.

MONEY MARKET FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

INVESTMENT POLICIES. The Fund invests only in high quality, short-term money market instruments that are determined by the investment adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests in a broad range of short-term money market instruments, including U.S. Government Securities and bank and commercial obligations. The commercial paper purchased by the Fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

The Fund will not purchase a security (other than U.S. Government Securities) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's or Moody's Investors Service) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated only by one rating agency, is determined to be of comparable quality), and not more than 5% of the total assets of the Fund would be invested in securities in the second highest rating category. Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.

The Fund also may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies, and convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated, and pay interest, in U.S. dollars. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. SEE INVESTMENT OBJECTIVES AND POLICIES - TAX-EXEMPT MONEY MARKET FUND.

GOVERNMENT MONEY MARKET FUND
INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

INVESTMENT POLICIES. The Fund invests only in high quality, short-term money market instruments that are determined by the investment adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests exclusively in U.S. Government Securities and repurchase agreements backed by those securities.

The Fund invests only in securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

The Fund invests in obligations of U.S. Government agencies and instrumentalities only when the investment adviser is satisfied that the credit risk with respect to the issuer is minimal.

                       ADDITIONAL INVESTMENT INFORMATION

UNLESS OTHERWISE NOTED, EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST (OR BOARD OF DIRECTORS OF THE COMPANY) WITHOUT APPROVAL BY THE FUND'S SHAREHOLDERS. INVESTMENT POLICIES THAT ARE DESIGNATED AS FUNDAMENTAL MAY BE CHANGED ONLY WITH APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES. A MAJORITY OF OUTSTANDING VOTING SECURITIES MEANS THE LESSER OF 67% OF THE SHARES PRESENT OR REPRESENTED AT A SHAREHOLDERS MEETING AT WHICH THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED, OR MORE THAN 50% OF THE OUTSTANDING SHARES.

For a further description of the Funds' investment policies, including additional fundamental policies, see Appendix A and the SAI.

ADDITIONAL INVESTMENT POLICIES

Each Fund may invest in the securities of other investment companies, zero coupon securities, when-issued securities and forward commitments, floating/ variable rate obligations (and inverse floating rate obligations with respect to the Fixed Income Funds), as well as commercial paper, short-term money market instruments and cash equivalents, such as certificates of deposit, demand and time deposits and banker's acceptance notes. Each Fund may enter into repurchase agreements. Each Fund (except the Money Market Funds) also may lend its portfolio securities in an amount not exceeding one-third of its total assets and may enter into reverse repurchase agreements.



In addition, each of the Equity Funds may invest in securities purchased in initial public offerings. Each of the Equity Funds also may invest in foreign securities, including American Depositary Receipts, European Depositary Receipts (the International Fund and the Emerging Markets Fund also may invest in Global Depositary Receipts) and, with respect to 10% (100% for the Emerging Markets Fund and the International Fund) of each Fund's total assets, debt and equity securities of foreign issuers. Further, each of the Equity Funds may purchase and sell covered put and call options on securities, index and interest rate futures contracts and options on futures contracts. The Equity Funds and the Convertible Securities Fund may invest in warrants.


DIVERSIFICATION. Each Fund is diversified as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a matter of fundamental policy, no Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer (other than U.S. Government Securities), except that up to 25% of the value of the total assets of a Fund (other than the Money Market Fund and the Government Money Market Fund) may be invested without regard to this limitation. Notwithstanding this policy, each of the Money Market Fund and the Government Money Market Fund may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time. As a matter of fundamental policy, no Fund may purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer.

CONCENTRATION. Each Fund is prohibited from concentrating its assets in the securities of issuers in a single industry. As a matter of fundamental policy, the Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, as an immediate result of the purchase, the value of its investments in that industry would exceed 25% of the current value of its total assets. This limitation does not apply to investments in (i) municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); (ii) U.S. Government Securities; and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments.

Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of its net assets in securities that are considered illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Trust's Board of Trustees [and the Company's Board of Directors]). See Appendix A.

BORROWING. As a matter of fundamental policy, no Fund may borrow from banks, except that a Fund may borrow up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while any aggregate borrowings in excess of 5% exist).


SECURITIES LENDING. Each Fund (except the Money Market Funds) may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's total assets. However, such loans may be made only if secured by cash or cash equivalent collateral. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from the borrower. As with any extension of credit, there are risks of incurring a loss should the borrower of the securities fail financially. However, the Funds will lend securities to firms deemed creditworthy by the investment adviser. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker.



RATING MATTERS. Each of the Equity Funds and the Fixed Income Funds may invest in securities convertible into or exchangeable for common stocks or preferred stocks, as well as U.S. Government Securities and debt obligations of domestic corporations rated "BBB" or better by Standard & Poor's ("S&P") or "Baa" or better by Moody's Investors Service ("Moody's"), or that have an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") at the time of purchase or, if not rated, are considered by the investment adviser to be of comparable quality. Debt securities rated BBB by S&P or Baa by Moody's (the fourth and lowest category of investment grade) and securities of comparable quality may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Debt securities rated in the fifth highest category (BB by S&P or Ba by Moody's) and securities of comparable quality (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. The Emerging Markets Fund may invest in debt securities of any grade and the Convertible Securities Fund may invest in debt securities that are less than investment grade. SEE RISK CONSIDERATIONS - RISKS OF FIXED INCOME SECURITIES.


Each Fund may purchase debt obligations that are not rated if, in the opinion of the investment adviser, they are of investment quality at least comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a Fund (other than a Money Market Fund) to sell the security unless the amount of the security exceeds permissible limits. However, the investment adviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another NRSRO for securities may change as a result of changes in the rating systems or due to the corporate reorganization of an NRSRO, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of that Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the SAI. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Company's Board of Directors that a sale is not in the best interests of the Fund.

TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, each of the Emerging Markets Fund and the International Fund may assume a temporary defensive position by investing in money market investments. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

For temporary defensive purposes, during periods in which the investment adviser believes changes in economic, financial or political conditions make it advisable, these Funds may reduce their holdings in equity and other securities and may invest up to 100% of their assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the investment adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's or S&P (i.e., rated at least A).

PORTFOLIO TRANSACTIONS. Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the judgment of the investment adviser, a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide the cash necessary for redemptions, distributions to shareholders or other Fund management purposes. Portfolio changes may be made without regard to the length of time a particular security has been held or the frequency of portfolio transactions of a Fund (the portfolio turnover rate).

The realization of taxable capital gains and, with respect to equity securities, the amount of brokerage commissions will tend to increase as the level of portfolio activity increases. Portfolio turnover rates for the Funds are included in the Financial Highlights for that Fund. An annual portfolio turnover rate of 100% would occur if all of the securities held by the Fund were replaced once in a period of one year.


The investment advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when its investment adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction. Purchase and sale orders for securities on behalf of any Fund may be combined with those of other accounts that the investment advisers manage, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When an investment adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, the investment adviser undertakes to allocate the transactions among the participants equitably. To the extent permitted by the SEC, the Funds may pay brokerage commissions to certain affiliated persons. During the last fiscal year, no Fund paid commissions to these persons.


The Trust, the Company, the investment advisers and other service providers to the Funds have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts.

RISK CONSIDERATIONS
THE RISKS OF INVESTING IN EACH FUND VARY DEPENDING UPON THE NATURE OF THE SECURITIES HELD, AND THE INVESTMENT PRACTICES EMPLOYED, ON ITS BEHALF. THE FUNDAMENTAL RISK ASSOCIATED WITH THE FUNDS, LIKE OTHER MUTUAL FUNDS THAT INVEST IN FIXED INCOME AND EQUITY SECURITIES, IS "MARKET RISK." Market risk is the risk that the market value of a security that a Fund holds will decrease. The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at the time of purchase. Market risk may apply to a single issuer, industry, sector of the economy or the market as a whole.

Certain specific risks are described in this section. If you would like to know more about risks associated with certain types of securities, see Appendix A.

RISKS OF EQUITY SECURITIES. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers are more likely to realize more substantial growth or suffer more significant losses than larger or more established issuers. Investments in these companies can be both more volatile and more speculative. THE SMALL-CAP OPPORTUNITY FUND AND THE SMALL-CAP VALUE FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING IN SMALLER COMPANIES.

RISKS OF FIXED INCOME SECURITIES. The value of fixed income (debt) securities generally varies inversely with prevailing levels of interest rates: the values of these securities tend to decrease when interest rates are rising, and increase when interest rates are declining. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. The risk of market losses attributable to changes in interest rates is known as "interest rate risk."

Debt securities are subject to "credit risk" relating to the financial condition of the issuers of the securities. Prices of debt securities may fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower-rated securities often fluctuate more than those of higher-rated securities.

It is possible that some issuers will not make payments on debt securities held by a Fund. Investors should be aware that securities offering above-average yields may involve above-average risks. Securities rated in the lowest categories of investment-grade (that is, BBB by S&P or Baa by Moody's) and equivalent securities may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher-grade obligations.


LOW-RATED FIXED INCOME SECURITIES. Low-rated and comparable unrated securities
(a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.


The market values of low-rated and comparable unrated securities are less sensitive to interest rate changes but more sensitive to economic changes or individual corporate developments than higher-rated securities; they present a higher degree of credit risk and their yields will fluctuate over time. During economic downturns or sustained periods of rising interest rates, the ability of highly leveraged issuers to service debt obligations may be impaired.

The existence of limited or no established trading markets for low-rated and comparable unrated securities may result in thin trading of such securities and diminish a Fund's ability to dispose of such securities or to obtain accurate market quotations for valuing such securities and calculating net asset value. The responsibility of the Board of Trustees to value such securities becomes greater and judgment plays a greater role in valuation because there is less reliable objective data available. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of low-rated and comparable unrated securities bonds, especially in a thinly traded market.



An economic recession in the U.S. or another country would likely disrupt the market in that country for such securities, adversely affect their value and the ability of issuers to repay principal and pay interest, and result in a higher incidence of defaults.


Certain fixed income securities, such as municipal and mortgage-backed securities, are subject to additional risks. See Appendix A.

RISKS OF INVESTING IN FOREIGN AND EMERGING MARKETS. Investments in the securities of foreign (non-U.S.) issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S.; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities. THE EMERGING MARKETS FUND AND THE INTERNATIONAL FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.


With respect to the Emerging Markets Fund, investments in the securities of issuers located in countries with smaller, emerging capital markets may involve additional risks.


POLITICAL AND ECONOMIC RISKS. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in that country. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as economic growth rate, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. Certain foreign investments may also be subject to foreign withholding or other governmental taxes that could reduce the return on these investments.

Certain emerging market countries may restrict investment by foreign entities. For example, a country may limit the level of foreign investment in certain issuers, require prior approval of foreign investment by the government, impose additional tax on foreign investors or limit holdings by foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to convertibility, for example) than classes available to domiciliaries of the country.

Substantial limitations may also exist in certain countries with respect to a foreign investor's ability to repatriate investment income, capital or the proceeds of sales of securities. The Emerging Markets Fund could be adversely affected by delays in, or refusals to grant, any required governmental approvals for repatriation of capital. Securities that are subject to material legal restrictions on repatriation may be considered illiquid securities and, therefore, may be subject to the Emerging Markets Fund's 15% limitation on such investments.

FINANCIAL INFORMATION AND STANDARDS. Often the regulation of, and available information about, issuers and their securities is less extensive in emerging market countries than in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards or to requirements or practices comparable to those applicable to U.S. companies.

REGULATION AND LIQUIDITY OF MARKETS. Government supervision and regulation of exchanges and brokers in emerging market countries is frequently less extensive than in the U.S. These markets may have different clearance and settlement procedures. In certain cases, settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could adversely affect or interrupt the Emerging Markets Fund's intended investment program or result in investment losses due to intervening declines in security values.

Securities markets in emerging market countries are substantially smaller than U.S. securities markets and have substantially less trading volume, resulting in diminished liquidity and greater price volatility. Reduced secondary market liquidity may make it more difficult for the Emerging Markets Fund to determine the value of its portfolio securities or to dispose of particular instruments when necessary. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher as well.

INFLATION. Several emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may have very negative effects on the economies and securities markets of certain emerging market countries. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.

RISKS OF FOREIGN CURRENCY. Changes in exchange rates between the U.S. dollar and a foreign currency also will affect the value in U.S. dollars of the securities denominated in that currency that are held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, while each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time that a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses. THE EMERGING MARKETS FUND AND THE INTERNATIONAL FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.

RISKS OF DERIVATIVE SECURITIES. To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as "derivatives." Generally, a derivative is a financial instrument whose value is based on, or "derived" from, a traditional security, asset or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), currencies, interest rates, indices or other financial indicators.

Some derivatives, such as mortgage-backed and other asset-backed securities, are in many respects like other fixed income securities, although they may be more volatile or less liquid than their more traditional counterparts.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

There are several risks that are associated with derivatives, including counterparty risk and liquidity risk, which are discussed below. For more information about the risks associated with certain types of derivatives, see Appendix A.

BORROWING RISK. Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those associated with borrowing.

COUNTERPARTY RISK. A number of transactions in which a Fund may engage are subject to the risks of default by the other party to the transaction. When a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement and securities lending transactions, it relies on the other party to consummate the transaction. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

LIQUIDITY RISK. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

INFORMATION RISK. Certain key information about a security or market may be inaccurate or unavailable, which may limit the investment adviser's ability to make an appropriate investment decision with regard to the security or market.

OBJECTIVE RISK. Returns from the particular type of security that a Fund emphasizes in its investments may trail returns from the overall stock or bond market. For example, the growth stocks in which the Growth Fund invests and the emerging market equity securities in which the Emerging Markets Fund invests tend to go through periods of relative underperformance and outperformance in comparison to other types of equity securities. These periods may last for as long as several years.

MANAGEMENT RISK. A strategy used by an investment adviser may fail to produce the intended result, which could have a negative effect on fund performance.


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
                                   MANAGEMENT

TRUSTEES AND DIRECTORS
The Trust and the Company are managed under the direction of their governing Boards of Trustees and Directors, respectively. Each individual listed below is a member of both the Trust's Board of Trustees and the Company's Board of Directors. The principal occupation of each individual is also listed below.

C. GARY GERST
Chairman of the Board of Directors and Board of Trustees; and Chairman Emeritus, LaSalle Partners, Ltd. (real estate investment management and consulting).

EDGAR R. FIEDLER
Senior Fellow and Economic Counsellor, The Conference Board; Director, The Stanley Works, Scudder Institutional Funds, AARP Income Trust, Brazil Fund, Emerging Mexico Fund, and Scudder Pathway Series.

JOHN W. MCCARTER, JR.
President and Chief Executive Officer, The Field Museum of Natural History (Chicago); Director, LaSalle Partners Funds, Inc.; Former Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm); Director, W.W. Grainger, Inc. and A.M. Castle, Inc.

ERNEST M. ROTH
Consultant; Director, La Rabida Children's Hospital; Chairman, La Rabida Children's Foundation; Retired Senior Vice President and Chief Financial Officer, Commonwealth Edison Company.

INVESTMENT ADVISER

Harris Trust is the investment adviser for each of the Funds pursuant to Advisory Contracts with the Trust and the Company. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1997, Harris Trust had total assets under management of approximately $16.4 billion and was the largest of 26 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution.



As of December 31, 1997, Harris Trust managed more than $12.8 billion in discretionary personal trust assets, and administered more than $17 billion in non-discretionary trust assets.


With respect to the Tax-Exempt Money Market Fund, the Advisory Contract provides that Harris Trust shall make investments for the Fund in accordance with its best judgment. With respect to the remaining Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's and the Investment Sub-Adviser's performance (as discussed below).

The investment advisory fees payable to Harris Trust with respect to each Fund are based on the average daily net assets of the respective Fund at the following annual rates:

Emerging Markets Fund                                1.25%
International Fund                                   1.05%
Small-Cap Opportunity Fund                           1.00%
Small-Cap Value Fund                                 0.80%
Growth Fund                                          0.90%
Equity Fund                                          0.70%
Equity Income Fund                                   0.70%
Index Fund                                           0.25%
Balanced Fund                                        0.60%
Convertible Securities Fund                          0.70%
Tax-Exempt Bond Fund                                 0.60%
Bond Fund                                            0.65%
Intermediate Tax-Exempt Bond Fund                    0.60%
Short/Intermediate Bond Fund                         0.70%
Intermediate Government Bond Fund                    0.65%


Tax-Exempt Money Market Fund
Money Market Fund
Government Money Market Fund

0.14% of each Fund's first $100 million of net assets plus 0.10% of the Fund's remaining net assets

PORTFOLIO MANAGEMENT AGENT
Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of all of the Funds except for the Tax-Exempt Money Market Fund. For the services provided by HIM, Harris Trust pays HIM the advisory fees it receives from the Funds. As of December 31, 1997, HIM managed an estimated $10.7 billion in assets.

INVESTMENT SUB-ADVISER

To assist HIM in carrying out its obligations under the Portfolio Management Contract, HIM has entered into Investment Sub-advisory Contracts with Hansberger on behalf of the Emerging Markets Fund and the International Fund. Hansberger is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and provides a broad range of portfolio management services to clients in the U.S. and abroad. Hansberger, 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301, is majority controlled by Mr. Thomas L. Hansberger, who founded the firm in 1994. As of December 31, 1997, Hansberger managed assets with a value of approximately $1.39 billion.


Pursuant to the Investment Sub-advisory Contracts (the "Sub-advisory Contracts"), Hansberger makes investment decisions for the Emerging Markets Fund and the International Fund and continuously reviews, supervises and administers the Funds' investment program. HIM supervises the performance of Hansberger, including Hansberger's adherence to the Funds' investment objectives and policies. Pursuant to the Sub-advisory Contracts, HIM pays Hansberger fees for its investment sub-advisory services from the advisory fees HIM receives from Harris Trust and indirectly from the advisory fees paid by the Funds to Harris Trust pursuant to the Advisory Contract.

PORTFOLIO MANAGEMENT
Many persons on the staffs of the Adviser and the Portfolio Management Agent contribute to the investment management services provided to the Funds. The following persons, however, are primarily responsible for the day-to-day investment management of the Funds:


EMERGING MARKETS FUND - Thomas L. Hansberger, Francisco Alzuru, Ajit Dayal, Aureole L.W. Foong, Robert Mazuelos and Vladimir Tyurenkov. Mr. Hansberger, Chairman and Chief Executive Officer of Hansberger, is the Fund's leader. Before forming Hansberger in 1994, Mr. Hansberger had served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc., the parent holding company of the Templeton group of companies. While at Templeton, Mr. Hansberger served as director of research and was an officer, director or primary portfolio manager for several Templeton mutual funds. Mr. Alzuru joined Hansberger in 1994 as a Managing Director, portfolio manager and research analyst, specializing in Latin America. Prior to joining Hansberger, he worked at Vestcorp Partners as their Latin American analyst. Mr. Dayal is Managing Director of India Research. Prior to joining Hansberger, he was employed by Ashok Biria and S.G. Warburg. He also was the director on all Jardine Fleming companies in India. Mr. Dayal was responsible for setting up the research and fund management operations with a focus on identifying key Indian personnel for brokering and investment banking. Mr. Dayal has 13 years of investment management experience. He received his Bachelor of Arts in Economics from Bombay University and his MBA from the University of North Carolina at Chapel Hill. Mr. Foong is Director of Asian Research. He is responsible for overseeing the Asian research effort as well as covering the global cellular and European telecom industries. Prior to joining Hansberger, Mr. Foong was a Director of Peregrine Asset Management where he was a portfolio manager responsible for several mutual funds and private accounts investing in regional Asian markets. Prior to Peregrine, Mr. Foong was with Unifund, a private investment firm headquartered in Geneva. Mr. Foong was based in Bangkok and Hong Kong where he was a portfolio manager responsible for the Asian markets. Prior to that, Mr. Foong was with Morgan Stanley Inc. in New York, Los Angeles and Hong Kong where he worked in the Private Client Services department responsible for high net worth individual accounts. Mr. Foong holds an MBA and a

Bachelors of Science in Computer Science from the University of Southern California in Los Angeles. Mr. Mazuelos joined Hansberger in 1995 as a research analyst. Prior to joining Hansberger, he was a performance analyst at Templeton Investment Counsel, Inc., where he was responsible for return analysis on separate accounts and mutual funds. Mr. Tyurenkov joined Hansberger in 1995 as Managing Director of Eastern Europe and Russia, portfolio manager and research analyst. Prior to joining Hansberger, he spent several years working for the Russian government and worked extensively on the Pepperdine University Russian Conversion and Privatization Program.



INTERNATIONAL FUND - James Chaney, John Carl Fenley, Victoria Gretzky and John Hock. Mr. Chaney, who joined Hansberger in 1996 as Chief Investment Officer, is the Fund's leader. Prior to joining Hansberger, he was Executive Vice President for Templeton Worldwide and a senior member of its Portfolio Management/Strategy Committee. While at Templeton, Mr. Chaney managed numerous accounts, including the Foreign Equity Series of Templeton Institutional Funds Inc. Mr. Fenley is responsible for research coverage of global equities. Prior to joining Hansberger, he developed and managed the Institutional Investment Department for SunTrust Bank, South Florida, where his client base included local and national foundations, endowments, corporations and municipalities. Mr. Fenley formerly served as portfolio manager and equity analyst covering the capital goods and transportation sectors for Fifth Third Bank. Mr. Fenley received his Bachelor of Arts degree in Economics from Vanderbilt University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research
(AIMR). Ms. Gretzky joined Hansberger in 1995 as a research analyst. Prior to joining Hansberger, she was a research analyst for Optimum Consulting, a Russian-based firm which specialized in restructuring Russian companies during privatization. Mr. Hock joined Hansberger in 1996 as a research analyst. Prior to joining Hansberger, he was a senior analyst in the global securities research and economics group at Merrill Lynch.



SMALL-CAP OPPORTUNITY FUND - Douglas G. Madigan, CFA. Mr. Madigan joined Harris Trust in 1994 and serves as Principal and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has over 25 years of academic and applied experience analyzing equities, fixed income and convertible securities with a number of financial institutions. Prior to joining Harris Trust, he served as senior portfolio manager for the trust operation of a large banking institution.


SMALL-CAP VALUE FUND - Thomas M. Corkill, CFA. Mr. Corkill joined Harris Trust in 1982 and serves as Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in March 1997 and has 28 years of experience in portfolio management and research.

GROWTH FUND - James E. Depies, CFA. Mr. Depies joined Harris Trust in 1981 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has 37 years of investment experience.

EQUITY FUND - Donald G. M. Coxe. Mr. Coxe joined HIM in 1993 and serves as Chairman and Chief Strategist. He has served as portfolio manager of the Fund since February 1996 and has nearly 30 years of institutional investment management experience. Prior to joining HIM, he served on Wall Street as a sell-side portfolio strategist advising institutional investors and as chief executive officer for a Canadian investment counseling firm.

EQUITY INCOME FUND - Daniel L. Sido. Mr. Sido joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has over 14 years of investment management experience. Prior to joining HIM, he served as portfolio manager for a trust company, managing equity and fixed income portfolios.

INDEX FUND - Thomas M. Corkill, CFA. Mr. Corkill has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Mr. Corkill, see Small-Cap Value Fund above.

BALANCED FUND - C. Thomas Johnson, CFA. Mr. Johnson joined Harris Trust in 1969 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in March 1997 and has 28 years of experience in portfolio management.

CONVERTIBLE SECURITIES FUND - Douglas G. Madigan, CFA. Mr. Madigan has served as portfolio manager of the Fund since the Fund commenced operations in March 1997. For a description of Mr. Madigan, see Small-Cap Opportunity Fund above.

TAX-EXEMPT BOND FUND - Kathleen A. Bramlage. Ms. Bramlage joined Harris Trust in 1993 and serves as Principal and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has 15 years of experience managing fixed-income funds, specializing in tax-exempt and money market securities. Prior to joining Harris Trust, she served as portfolio manager for a bank proprietary mutual fund complex.

BOND FUND - Laura Alter and Maureen Svagera. Ms. Alter joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations in April 1996 and has 13 years of experience in the fixed -income investment area. Prior to joining HIM, she served as portfolio manager for a major mutual fund investment management firm. Ms. Svagera joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations and has 15 years of experience in the fixed-income markets. Prior to joining HIM, she spent five years at an investment management firm as principal/vice president focusing on the mortgage and asset-backed markets.

INTERMEDIATE TAX-EXEMPT BOND FUND - Kathleen A. Bramlage. She has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Ms. Bramlage, see Tax-Exempt Bond Fund above.

SHORT/INTERMEDIATE BOND FUND - Laura Alter and Maureen Svagera. Ms. Alter has served as portfolio manager of the Fund since September 1994. Ms. Svagera has served as portfolio manager of the Fund since January 1996. For a description of Ms. Alter and Ms. Svagera, see Bond Fund above.

INTERMEDIATE GOVERNMENT BOND FUND - Maureen Svagera. Ms. Svagera has served as portfolio manager of the Fund since the Fund commenced operations in March 1997. For a description of Ms. Svagera, see Bond Fund above.


TAX-EXEMPT MONEY MARKET FUND - Kathleen A. Bramlage. Ms. Bramlage has served as portfolio manager of the Fund since August 1993. For a description of Ms. Bramlage, see Tax-Exempt Bond Fund above.



MONEY MARKET FUND - Randall T. Royther. Mr. Royther joined Harris Trust in 1990 and serves as Partner and Portfolio Manager. Mr. Royther has served as portfolio manager of the Fund since June 1995 and has nine years of investment experience.



GOVERNMENT MONEY MARKET FUND - Randall T. Royther. Mr. Royther has served as portfolio manager of the Fund since June 1995. For a description of Mr. Royther, see Money Market Fund above.


ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT
Harris Trust (in this capacity, the "Administrator") is the administrator of the Funds and, as such, generally assists the Funds in all aspects of their administration and operation.

The Administrator has a Sub-Administration Agreement with Funds Distributor, Inc. ("FDI"), whereby FDI performs certain administrative services for the Funds. The Administrator has Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), whereby PFPC performs certain administrative and accounting services for the Funds. Under these agreements, the Administrator compensates FDI and PFPC for providing their services. The Administrator, FDI and PFPC are referred to collectively as the "Administrators."

Harris Trust is also the transfer and dividend disbursing agent of the Funds (in this capacity, the "Transfer Agent"). The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services.

PNC Bank, N.A. (the "Custodian") serves as Custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.


As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of the Company and the Trust, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of average daily net assets in excess of $600 million. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.


DISTRIBUTOR
Funds Distributor, Inc. (the "Distributor") has entered into Distribution Agreements with the Trust and the Company pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor are paid by the Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares.

EXPENSES

Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Trust and the Company bear all costs of their operations, including the compensation of their Trustees or Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to Class A Shares only); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan with respect to Class A Shares), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of Boards of Trustees and Directors; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are borne by that Fund. Other general expenses of the Trust or the Company are allocated among the Funds in an equitable manner as determined by the Boards of Trustees and Directors.

HOW TO BUY SHARES

INSTITUTIONAL SHARES ARE SOLD TO FIDUCIARY AND DISCRETIONARY ACCOUNTS OF INSTITUTIONS, "INSTITUTIONAL INVESTORS," DIRECTORS, TRUSTEES, OFFICERS AND EMPLOYEES OF THE COMPANY, THE TRUST, THE ADVISER, THE PORTFOLIO MANAGEMENT AGENT, AND THE DISTRIBUTOR AND THE ADVISER'S INVESTMENT ADVISORY CLIENTS. "INSTITUTIONAL INVESTORS" MAY INCLUDE FINANCIAL INSTITUTIONS (SUCH AS BANKS, SAVINGS INSTITUTIONS AND CREDIT UNIONS); PENSION AND PROFIT SHARING AND EMPLOYEE BENEFIT PLANS AND TRUSTS; INSURANCE COMPANIES; INVESTMENT COMPANIES; INVESTMENT ADVISERS; AND BROKER/DEALERS ACTING FOR THEIR OWN ACCOUNTS OR FOR THE ACCOUNTS OF SUCH INSTITUTIONAL INVESTORS.

OPENING AN ACCOUNT. To open an account, complete and sign an application for Institutional Shares and mail it along with your check. You also may open your account by wire, as described below. Please be sure to furnish your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the Internal Revenue Service ("IRS")). Investments received without a certified taxpayer identification number may be returned.

If you are opening an account through a financial institution or other intermediary, this organization may have different minimum initial and subsequent investment requirements. Please contact this organization if you have questions. See BUYING SHARES - THROUGH FINANCIAL INSTITUTIONS below.

BUYING SHARES. Neither the Company nor the Trust imposes any minimum on initial or subsequent investments. Shares may be purchased by any of the following three methods:

1. BY MAIL. Make your check payable to the Fund of your choice. If you are adding to your existing account, indicate your Fund account number directly on the check and send to:

        Harris Insight Funds
        c/o PFPC Inc.
        P.O. Box 8952
        Wilmington, Delaware 19899-8952

2. BY BANK WIRE. Call the Funds at (800) 625-7073 to initiate your purchase. Then wire your investment to:

        PNC Bank, N.A.
        Philadelphia, Pennsylvania
        ABA #0310-0005-3

For Credit To:

        Harris Insight Funds
        85-5093-2950
        Re: [Name of Fund] - Institutional Shares
        Account No.:
        Account Name:

If you are opening an account, please promptly complete and mail the account application form to the Funds at the address above under BY MAIL. The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.


3. THROUGH FINANCIAL INSTITUTIONS. Shares of any of the Funds may be purchased through authorized broker-dealers, financial institutions and service agents with whom the Distributor has a selling agreement, including Harris Trust and HIM and their affiliates ("Institutions") on any day the Funds are open for business. See GENERAL PURCHASE INFORMATION. Institutions are responsible for the prompt transmission of buy, exchange or sell orders.


Each Institution may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments. Depending upon the terms of your account, Institutions may charge account fees for automatic investment and other services they provide, including account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income, which would reduce your yield or return. Please read this Prospectus in connection with any information received from your Institution.

GENERAL PURCHASE INFORMATION

The Funds are open for business each day that both of the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank of Philadelphia are open for business (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Fund Business Day"). Except for the Money Market Funds, each Fund normally calculates its net asset value ("NAV") at the close of business of the Exchange, which is normally 4:00 p.m., Eastern time. Each of the Tax-Exempt Money Market Fund and the Government Money Market Fund normally calculates its NAV on or before 12:00 Noon, Eastern time. The Money Market Fund normally calculates its NAV on or before 2:30 p.m., Eastern time. Shares are purchased at the next share price calculated after your investment is received and accepted.


Orders placed directly with the Funds must be paid for by check or bank wire on the same day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed. The Company and Trust, as applicable, reserve the right to reject any purchase order.

                               HOW TO SELL SHARES

SHARES MAY BE SOLD (REDEEMED) AT THEIR NEXT DETERMINED NET ASSET VALUE AFTER RECEIPT OF A PROPER REQUEST BY THE FUNDS DIRECTLY OR THROUGH ANY INSTITUTION.

1. BY MAIL. Shareholders may sell shares by writing the Funds at the following address:

        Harris Insight Funds
        c/o PFPC Inc.
        P.O. Box 8952
        Wilmington, Delaware 19899-8952

Certain requests for redemption must be signed by the shareholder with signature guaranteed. See SHAREHOLDER SERVICES AND POLICIES - SIGNATURE GUARANTEES.

2. BY TELEPHONE. If you have chosen the telephone redemption privilege, you may make a telephone redemption request by calling the Funds at (800) 625-7073 and providing your account number, the exact name of your account and your social security or taxpayer identification number. The Fund then will mail a check to your account address or, if you have elected the wire redemption privilege, wire the proceeds on the following business day.


3. BY BANK WIRE. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing. See GENERAL REDEMPTION INFORMATION - WIRE REDEMPTION PRIVILEGE below.


4. THROUGH FINANCIAL INSTITUTIONS. If you bought your shares through an Institution, you may redeem your shares through the Institution. Please contact the Institution for this service.

GENERAL REDEMPTION INFORMATION

There is no charge for redemptions, but if you bought your shares through an Institution, the Institution may charge an account-based service fee. A redemption order received in good order by your Institution or the Funds before the close of the Exchange and before the close of the Fund Business Day will be executed at the Fund's net asset value per share next determined on that day. A redemption order received after the close of the Exchange, or not received by the Funds prior to the close of the Fund Business Day, will be executed at the Fund's net asset value next determined on the next Fund Business Day.

Proceeds of redemption orders received in good order will normally be remitted within five but not more than seven business days, except that if a redemption request is made shortly after a recent purchase by check, proceeds will be distributed once the check used to purchase the Fund's shares clears, which may take up to 15 days or more after the investment. The proceeds may be more or less than the amount originally invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal in value to the redemption price to the extent permitted by applicable laws and regulations. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period when the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.

WIRE REDEMPTION PRIVILEGE. If the wire redemption privilege has been elected on the shareholder application, redemption of shares may be requested by telephone, on any day the Funds and the Transfer Agent are open for business, by calling the Funds at (800) 625-7073.

The minimum amount that may be wired is $1,000. Otherwise, a check is mailed to the shareholder's address of record. The Funds reserve the right to change this minimum or to terminate the privilege. Redemption proceeds normally are transmitted by wire on the business day after a redemption request is made. For each of the Tax-Exempt Money Market Fund and the Government Money Market Fund, if a request is received by the Transfer Agent by 12:00 Noon, Eastern time on a day the Funds and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day. For the Money Market Fund, if a request is received by the Transfer Agent by 2:30 p.m., Eastern time on a day the Fund and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day.

                       SHAREHOLDER SERVICES AND POLICIES


EXCHANGING SHARES. YOU CAN EXCHANGE INSTITUTIONAL SHARES OF A FUND FOR INSTITUTIONAL SHARES OF THE OTHER HARRIS INSIGHT FUNDS OFFERING THOSE SHARES. Institutional Shares of any of the Funds that you have held for seven days or more may be exchanged for shares of any other Harris Insight Fund in an identically registered account, provided that Institutional Shares of the Fund to be acquired are registered for sale in your state of residence.


If you would like the ability to exchange shares by telephone, please choose this option when you complete your application. The Funds reserve the right to limit the number of exchanges between Funds, to reject any telephone exchange order or otherwise to modify or discontinue exchange privileges at any time upon 60 days' written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

SIGNATURE GUARANTEES. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. In addition to certain signature requirements, a signature guarantee is required in any of the following circumstances:

* A redemption check is to be made payable to anyone other than the shareholder(s) of record.

* A redemption check is to be mailed to an address other than the address of record.

* A redemption amount is to be wired to a bank other than one previously authorized.


At the Funds' discretion, signature guarantees also may be required for other redemptions. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.


TELEPHONE TRANSACTIONS. Investors may buy (by bank wire), sell and exchange shares by telephone. Shareholders engaging in telephone transactions should be aware that they may be foregoing some of the security associated with written requests. A shareholder may bear the risk of any resulting losses from a telephone transaction. The Funds will employ reasonable procedures to confirm that telephonic instructions are genuine. If the Funds or their service providers fail to employ these measures, they may be liable for any losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Please verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at the address listed in HOW TO SELL SHARES.

REDEMPTION OF SHARES IN SMALLER ACCOUNTS. Because of the high cost of maintaining small accounts, each Fund reserves the right to redeem all shares in an account whose value falls below $500 unless this is a result of a decline in the market value of the shares. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

SHARE CERTIFICATES. Share certificates are not issued.

ELIGIBILITY BY STATE. You may only invest in, or exchange into, Institutional Shares legally available in your jurisdiction of residence.


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REPORTS TO SHAREHOLDERS. You will receive an account statement after every transaction that affects your share balance, except for reinvestments of dividend and capital gain distributions, or at least annually, as well as a quarterly consolidated statement. In addition, each year you will receive an annual and semi-annual report to shareholders of each Fund in which you invest. If you would like copies of these reports, please call (800) 982-8782.

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       HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION


  DIVIDENDS OF NET INVESTMENT INCOME CURRENTLY ARE DECLARED AND PAID AT LEAST
      ANNUALLY BY EACH FUND IN ACCORDANCE WITH THE FUND'S DIVIDEND POLICY. DIVIDENDS FROM EACH OF THE EMERGING MARKETS FUND, THE INTERNATIONAL
       FUND, THE SMALL-CAP OPPORTUNITY FUND AND THE SMALL-CAP VALUE FUND
       ARE DECLARED AND PAID ANNUALLY. DIVIDENDS FROM THE GROWTH FUND ARE
       DECLARED AND PAID SEMI-ANNUALLY. DIVIDENDS FROM EACH OF THE EQUITY
      INCOME FUND, THE EQUITY FUND, THE INDEX FUND, THE BALANCED FUND AND
        THE CONVERTIBLE SECURITIES FUND ARE DECLARED AND PAID QUARTERLY.
    DIVIDENDS FROM THE TAX-EXEMPT BOND FUND, THE BOND FUND, THE INTERMEDIATE
         TAX-EXEMPT BOND FUND, THE SHORT/INTERMEDIATE BOND FUND AND THE INTERMEDIATE GOVERNMENT BOND FUND ARE DECLARED DAILY AND PAID MONTHLY.
        DIVIDENDS FROM EACH OF THE MONEY MARKET FUNDS ARE DECLARED DAILY
       AND PAID MONTHLY. ANY NET CAPITAL GAINS WILL BE DECLARED AND PAID
       AT LEAST ANNUALLY. DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS MAY BE INVESTED IN ADDITIONAL SHARES OF THE SAME FUND AT NET ASSET VALUE AND
   CREDITED TO YOUR ACCOUNT ON THE PAYMENT DATE OR PAID IN CASH. DISTRIBUTION
    CHECKS AND ACCOUNT STATEMENTS WILL BE MAILED APPROXIMATELY TWO BUSINESS
                          DAYS AFTER THE PAYMENT DATE.



Each Fund is treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally are applied to each Fund separately, rather than to the Trust or the Company as a whole. As a result, net capital gains, net investment income and operating expenses are determined separately for each Fund. The Trust and the Company intend to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to Federal income taxes.


Dividends (including net short-term capital gains), except "exempt-interest dividends" (described below), will be taxable to shareholders as ordinary income.

Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.

A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their price at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.


Dividends paid by each of the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund (the "Tax-Exempt Funds") out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.



Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for Federal income tax purposes. Under rules of the IRS for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by each Tax-Exempt Fund are anticipated to be exempt from Federal income taxes.

Shareholders of the Tax-Exempt Funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

The Trust and the Company, as applicable, will be required to withhold, subject to certain exemptions, a portion (currently 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust (or the Company) or Transfer Agent.

                              GENERAL INFORMATION

BANKING LAW MATTERS

Federal banking laws and regulations generally prohibit federally chartered or supervised banks from engaging directly in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies, such as Harris Trust and HIM, are permitted to purchase and sell securities upon the order and for the account of their customers.

Harris Trust and HIM believe that they may perform the services contemplated by this Prospectus and their respective agreements with the Company and Trust without violating applicable Federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present Federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in Federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, these services. If this were to happen, the Funds would seek alternative sources for these services.

HOW SHARE VALUE IS DETERMINED

Net asset value per share is the value of one share of a Fund, which is determined on each Fund Business Day. Net asset value per share of each class is determined by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities) allocable to that class by the number of shares of that class outstanding.

The net asset value per share of each of the non-Money Market Funds is determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Fund Business Day. The value of securities held by the non-Money Market Funds (other than bonds and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the time of valuation. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at their closing values on the exchange. Bonds are valued at the mean of the last bid and asked prices. In the absence of readily available market quotations (or when, in the view of the investment adviser, available market quotations do not accurately reflect a security's fair value), securities are valued at their fair value as determined by the Trust's Board of Trustees or Company's Board of Directors. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

The net asset value per share of the Tax-Exempt Money Market Fund and the Government Money Market Fund is determined at 12:00 Noon, Eastern time. The net asset value per share of the Money Market Fund is determined at 2:30 p.m., Eastern time. In order to maintain a stable net asset value of $1.00 per share, each of the Money Market Funds uses the amortized cost method to value its portfolio securities.

HOW PERFORMANCE IS REPORTED

From time to time, each of the Funds may advertise its performance. Performance may be quoted in terms of total return, yield, effective yield and tax-equivalent yield. All performance information is based on historical results and is not intended to indicate future performance.

Total return refers to the amount an investment in a Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes the payment of the maximum sales load and the reinvestment of all dividends and distributions. The total return of each Fund shows what an investment in Institutional Shares of the Fund would have earned over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) assuming that the maximum sales load was paid and that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees. When a Fund compares its total return to that of other mutual funds or relevant indices, its total return also may be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund divides the interest income it earned from its investments for a 30-day period (net of expenses) by the average number of shares entitled to receive dividends. The result is then expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period (which period will be stated in the advertisement). The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield," which will be calculated only for the Tax-Exempt Funds, refers to the yield on a taxable investment necessary to produce an after-tax yield equal to a Fund's tax-exempt yield, and is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus, the tax-equivalent yield for a Fund will always exceed that Fund's yield.

From time to time the Money Market Funds advertise "30-day average yield" and "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day or monthly period, as appropriate (which period will be stated in the advertisement).

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc. and Lipper Analytical Services, Inc. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. That material is not to be considered an indication of future performance. All performance information for a Fund is calculated on a class basis. In addition, a Fund may use a benchmark securities index as a measure of the Fund's performance. The Balanced Fund may measure performance using a composite of securities indices to reflect that Fund's policy of investing in both equity and fixed income securities. The Funds may from time to time advertise a comparison of their performance against relevant indices.

MORE INFORMATION ABOUT THE TRUST AND THE COMPANY

The Trust is an open-end management investment company which was organized on December 6, 1995, as a business trust under the laws of the Commonwealth of Massachusetts. The Trust offers shares of beneficial interest, $.001 par value, for sale to the public. Currently, the Trust has 13 portfolios in operation. The Board has authorized each Fund of the Trust to issue two classes of shares, Class A Shares and Institutional Shares.


The Company, which was incorporated in Maryland on September 16, 1987, is an open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently the Company has five portfolios in operation. The Company's Board of Directors has authorized the Funds of the Company to issue two classes of shares, Class A Shares and Institutional Shares.


Class A Shares of the Funds, which are offered primarily to retail investors, bear additional expenses. In the future, the Board of Trustees of the Trust and the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio. Different classes of shares of a single portfolio may bear different sales charges and other expenses (including distribution fees) which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Funds at (800) 982-8782 or from any institution that makes available shares of the Funds. All shares of the Trust and all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Trust and all shares of the Company, when issued, will be fully paid and non-assessable.


As of April 1, 1998, Harris Trust owned of record all or substantially all of the Institutional Shares of the Funds and, for purposes of the 1940 Act, may have been deemed to control the Funds. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


The Trust and the Company may dispense with annual meetings of shareholders in any year in which Trustees and Directors are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees and Directors.

There is a possibility that the Trust might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company. Likewise, there is a possibility that the Company might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Trust.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

                       APPENDIX A: PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS. The Emerging Markets Fund and the International Fund may purchase sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities ("Depositary Receipts"). Each of the Equity Funds also may invest in ADRs and EDRs. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

ASSET-BACKED SECURITIES. The Equity Funds, the Short/Intermediate Bond Fund, the Bond Fund, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Money Market Fund may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Boards of Trustees and Directors, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.


BANK OBLIGATIONS. A Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.


Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.


The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks. See Foreign Securities.


BRADY BONDS. The Emerging Markets Fund may invest a portion of its assets in certain sovereign debt obligations known as "Brady Bonds." Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the "IMF"). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.


Brady Bonds are often viewed as having collateralized and uncollateralized components. In light of the residual risk associated with the uncollateralized components and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

COMMON AND PREFERRED STOCK. The Equity Funds and the Convertible Securities Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES. The Equity Funds, the Convertible Securities Fund and the Bond Fund may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because these securities have the characteristics of both fixed income and equity securities, they sometimes are called "hybrid" securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of convertible securities, however, is also influenced by the value of the underlying common stock. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinate to any nonconvertible fixed income securities.

EXCHANGE RATE-RELATED SECURITIES. The Emerging Markets Fund and the International Fund may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities generally is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets.


FLOATING AND VARIABLE RATE SECURITIES. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the security's price sensitivity to changes in interest rates. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.


Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

FOREIGN EXCHANGE CONTRACTS AND RELATED FUTURES AND OPTIONS. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

Each of the Equity Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). A Fund may enter into Forward Contracts for "hedging" purposes -- either to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar -- or for non-hedging purposes. By entering into Forward Contracts, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. A Fund also may enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the investment adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

For the Emerging Markets Fund, only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries. This may limit the Emerging Markets Fund's ability to effectively hedge its investments in those emerging markets.


The Emerging Markets Fund and the International Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge (up to the amount of the premium received) and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

FOREIGN SECURITIES. Each of the Emerging Markets Fund and the International Fund may invest up to 100% of its total assets in dollar-denominated and non-dollar-denominated foreign equity and debt securities. Each of the other Equity Funds may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Short/Intermediate Bond Fund and the Bond Fund (each with respect to 20% of its total assets) as well as the Money Market Fund may invest in non-convertible (and convertible in the case of the Bond Fund) debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Convertible Securities Fund may invest in dollar-denominated Eurodollar securities convertible into the common stock of domestic corporations. The Government Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities that are described in the Prospectus.


FUTURES CONTRACTS AND OPTIONS. The Equity Funds and the Fixed Income Funds may attempt to reduce the risk of investment in securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. These Funds also may attempt to reduce the risk of investment in debt securities by hedging a portion of its portfolio through the use of interest rate futures and options on such futures contracts. Except for the Index Fund, a Fund will use futures contracts and options on such futures contracts only as a hedge against anticipated changes in the values of securities held in its portfolio or in the values of securities that it intends to purchase. The Index Fund also may use S&P 500 Index futures contracts to simulate full investment in the underlying index while retaining a cash balance for liquidity purposes.



Each Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges or over-the-counter.



The use of index and interest rate futures contracts and options may expose a Fund to additional risks and transaction costs. Risks inherent in the use of such instruments include: (1) the risk that interest rates, securities prices or currency markets will not move in the direction that the portfolio manager anticipates; (2) the existence of an imperfect correlation between the price of such instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible inability to close out certain hedged positions may result in adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) the leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.



When a Fund invests in index and interest rate futures contracts and options, it may be required to segregate cash or other appropriate assets to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets. See "Investment Strategies" in the SAI.


GUARANTEED INVESTMENT CONTRACTS. The Short/Intermediate Bond Fund, the Bond
Fund and the Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. GICs require a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the Fund based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may invest up to 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Under the supervision of the Trust's Board of Trustees (or the Company's Board of Directors), the investment adviser determines and monitors the liquidity of portfolio securities.

Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the investment adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.


Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.


The Funds may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors). These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees or Directors monitors implementation of these guidelines on a periodic basis.

INVESTMENT COMPANY SECURITIES AND INVESTMENT FUNDS. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term, debt securities (which may include municipal obligations that are exempt from Federal income taxes) and which seek to maintain a $1.00 net asset value per share. Each non-Money Market Fund, other than the Equity Fund and the Short/Intermediate Bond Fund, also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly.

Securities of investment companies may be acquired by any of the Funds within the limits prescribed by the 1940 Act. These limit each such Fund so that: (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust or the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. The Emerging Markets Fund and the International Fund may invest in these investment funds.


LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the investment adviser, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit-backed investments.

MORTGAGE-BACKED SECURITIES. The Equity Funds, the Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers. U.S. Government-related mortgage-backed securities may be issued or guaranteed by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, or supported primarily or solely by the creditworthiness of the issuing U.S. Government agency or other entity.

CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations. Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), or Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.

MUNICIPAL OBLIGATIONS. The Balanced Fund, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-Exempt Money Market Fund may invest in municipal obligations. Municipal obligations include municipal bonds, municipal notes and municipal commercial paper. These securities may be issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities at the time of issuance of three years or less. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from other specific revenue sources such as the user of the facility being financed. Revenue securities include private activity bonds (also known as industrial revenue bonds), which may be purchased only by the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund and which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal notes are generally issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be. The municipal notes in which the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may invest include tax anticipation notes, bond anticipation notes, and revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues).

The Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may invest in municipal leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure may prove difficult.


REAL ESTATE INVESTMENT TRUSTS. The Emerging Markets Fund and the International Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REITs. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.


REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements collateralized only by obligations that could otherwise be purchased by the Fund (except with respect to maturity). The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

The Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

A Fund may not enter into a repurchase agreement or reverse repurchase agreements if, as a result, more than 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of the Fund's net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into repurchase agreements and reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors).

SECURITIES WITH PUTS. In order to maintain liquidity, the Equity Funds, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Intermediate Government Bond Fund, and the Money Market Funds may enter into puts with respect to portfolio securities with banks or broker-dealers that, in the opinion of the investment adviser present minimal credit risks. The ability of these Funds to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.

SHORT SALES. The Emerging Markets Fund may from time to time sell securities short without limitation, although initially it has no intention to sell securities short. In a short sale, the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the securities' market price. All short sales by the Fund will be fully collateralized. Short sales involve certain risks and special considerations; possible losses from short sales may be unlimited, whereas losses from purchases of securities are limited to the total amount invested. The Fund may also sell short "against the box," that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.


SOVEREIGN DEBT. The Emerging Markets Fund and the International Fund may invest in "sovereign debt," which is issued or guaranteed by emerging market governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Fund holds non-performing sovereign debt, the Fund may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.


STAND-BY COMMITMENTS. The Balanced Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in U.S. Government Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. Government
Securities: obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities may include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

WARRANTS. The Equity Funds and the Convertible Securities Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. Each Fund may purchase securities (including securities issued pursuant to an initial public offering) on a "when-issued," "delayed delivery" or "forward commitment" basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will make a commitment to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The Funds do not earn income on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and Government Securities may be sold in this manner.

ZERO COUPON SECURITIES. Each of the Funds may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the U.S. Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES").

The International Fund, the Intermediate Government Bond Fund, and the Money Market Funds may invest in other types of related zero coupon securities commonly known as "stripped" securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Stripped securities also may be issued by corporations and municipalities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitations on illiquid investments.

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero coupon security must include a portion of the original issue discount of the security as income. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other debt securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

                       INVESTMENT ADVISER, ADMINISTRATOR,
                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                         Harris Trust and Savings Bank
                             111 West Monroe Street
                            Chicago, Illinois 60603

                           PORTFOLIO MANAGEMENT AGENT
                       Harris Investment Management, Inc.
                            190 South LaSalle Street
                            Chicago, Illinois 60603

                             INVESTMENT SUB-ADVISER
                       Hansberger Global Investors, Inc.
                    515 East Las Olas Boulevard, Suite 1300
                         Fort Lauderdale, Florida 33301

                        SUB-ADMINISTRATOR AND ACCOUNTING
                       SERVICES AGENT, SUB-TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                                   PFPC Inc.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                       SUB-ADMINISTRATOR AND DISTRIBUTOR
                            Funds Distributor, Inc.
                          60 State Street, Suite 1300
                          Boston, Massachusetts 02109

                                   CUSTODIAN
                                 PNC Bank, N.A.
                            Broad & Chestnut Streets
                        Philadelphia, Pennsylvania 19101


                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                              30 South 17th Street
                        Philadelphia, Pennsylvania 19103


                                 LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                           Three First National Plaza
                            Chicago, Illinois 60602

                              INVESTMENT ADVISER:
                         Harris Trust and Savings Bank

                          PORTFOLIO MANAGEMENT AGENT:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                            Funds Distributor, Inc.

                                   IPROS 5/98

                              HARRIS INSIGHT(R) FUNDS
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                            Telephone: (800) 982-8782

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1998

      The Harris Insight Funds Trust (the "Trust") is an open-end, diversified management investment company that currently offers a selection of thirteen investment portfolios. HT Insight Funds, Inc. d/b/a Harris Insight Funds (the "Company") is an open-end, diversified management investment company that currently offers a selection of five investment portfolios. The thirteen portfolios of the Trust and the five portfolios of the Company (collectively, the "Funds") are detailed in this Statement of Additional Information. The investment objectives of the Funds are described in the Prospectuses. See "Investment Objectives and Policies." The Funds are as follows:

      - Harris Insight Emerging Markets Fund
      - Harris Insight International Fund
      - Harris Insight Small-Cap Opportunity Fund
      - Harris Insight Small-Cap Value Fund
      - Harris Insight Growth Fund
      - Harris Insight Equity Fund
      - Harris Insight Equity Income Fund
      - Harris Insight Index Fund
      - Harris Insight Balanced Fund
      - Harris Insight Convertible Securities Fund
      - Harris Insight Tax-Exempt Bond Fund
      - Harris Insight Bond Fund
      - Harris Insight Intermediate Tax-Exempt Bond Fund
      - Harris Insight Short/Intermediate Bond Fund
      - Harris Insight Intermediate Government Bond Fund
      - Harris Insight Tax-Exempt Money Market Fund
      - Harris Insight Money Market Fund
      - Harris Insight Government Money Market Fund

      The Funds have two classes of shares, Class A Shares and Institutional Shares.

      This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the Funds' related Prospectuses dated May 1, 1998 and any supplement thereto (the "Prospectuses"). This Statement of Additional Information contains additional information that should be read in conjunction with each of the Prospectuses, additional copies of which may be obtained without charge from the Company's and the Trust's distributor, Funds Distributor, Inc., by writing or calling the Funds at the address or telephone number given above.



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                                TABLE OF CONTENTS





                                                                        PAGE
Investment Strategies......................................................3
Ratings...................................................................21
Investment Restrictions...................................................22
Management................................................................24
Service Plans.............................................................31
Calculation of Yield and Total Return.....................................33
Determination of Net Asset Value..........................................38
Portfolio Transactions ...................................................39
Federal Income Taxes......................................................42
Capital Stock and Beneficial Interest.....................................44
Other.....................................................................45
Custodian.................................................................45
Computer Systems..........................................................45
Independent Accountants...................................................46
Experts...................................................................46
Financial Statements......................................................46
Appendix A................................................................47




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                              INVESTMENT STRATEGIES

      ASSET-BACKED SECURITIES. A Fund may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees or Board of Directors, as the case may be, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

      Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

      BANK OBLIGATIONS. Bank obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits. The Money Market Fund limits its investments in domestic bank obligations to obligations of U.S. banks (including foreign branches and thrift institutions) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("U.S. banks"). The Money Market Fund limits its investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches): (a) which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) are among the 100 largest banks in the world, as determined on the basis of assets, and have branches or agencies in the U.S.; and (b) which obligations, in the opinion of Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") are of an investment quality comparable to obligations of U.S. banks that may be purchased by the Money Market Fund. Each of the Short/Intermediate Bond Fund and the Money Market Fund may invest more than 25% of the current value of its total assets in obligations (including repurchase agreements) of: (a) U.S. banks; (b) U.S. branches of foreign banks that are subject to the same regulation as U.S. banks by the U.S. Government or its agencies or instrumentalities; or (c) foreign branches of U.S. banks if the U.S. banks would be unconditionally liable in the event the foreign branch failed to pay on such obligations for any reason.

      CONVERTIBLE SECURITIES. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities.



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Convertible bonds, debentures and notes are debt obligations offering a stated
interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock. Securities rated "B" or "CCC" (or "Caa") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, with "B" indicating a lesser degree of speculation than "CCC" (or "Caa"). While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated "CCC" (or "Caa") have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

      Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

      To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the



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responsibility of the Trust's Board of Trustees or the Company's Board of
Directors, as the case may be, to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, a Fund's ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

      The market for certain low-rated and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and could result in a higher incidence of defaults.

      FLOATING AND VARIABLE RATE OBLIGATIONS. The Portfolio Management Agent, Harris Trust and Savings Bank ("Harris Trust" or the "Investment Adviser") with respect to the Tax-Exempt Money Market Fund, or Hansberger Global Investors, Inc. ("Hansberger" or the "Investment Sub-Adviser") will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a sub-custodian agreement between the bank and the Funds' custodian.

      The floating and variable rate obligations that the Funds may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Money Market Funds may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

      FOREIGN INVESTMENT COMPANIES. Some of the countries in which the Emerging Markets Fund or International Fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. The Fund may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment



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companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

      FOREIGN SECURITIES. As discussed in the Prospectuses, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

      The Emerging Markets Fund and the International Fund may purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. (For example, if United Kingdom bonds yield 14% during a year when interest rates decline causing the bonds to appreciate by 5% and the pound rises 3% versus the dollar, then the annual total return of such bonds would be 22%. This example is illustrative only.) Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return.

      Investments in non-dollar securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

      FOREIGN CURRENCY FORWARD CONTRACTS. The Emerging Markets Fund and the International Fund may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("forward contracts"). Forward contracts may be entered into by the Fund for hedging purposes as well as for non-hedging purposes. Forward contracts may also be entered into for "cross hedging" as noted in the Prospectuses. Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in forward contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Investment Adviser or Investment Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.



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      The Fund has established procedures consistent with statements by the
Commission and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will segregate appropriate liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.

      Currently, only a limited market, if any, exists for hedging transactions relating to currencies in many emerging market countries or to securities of issuers domiciled or principally engaged in business in emerging market countries. This may limit the Fund's ability to effectively hedge its investments in those emerging markets.

      FOREIGN CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. Hansberger will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

      Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

      FOREIGN CURRENCY OPTIONS. The Emerging Markets Fund and the International Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

      The Fund may also write covered call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned



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by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions. A covered put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Fund may also write options to close out long put option positions. The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

      FORWARD CONTRACTS. Forward contracts may be entered into by the Equity Fund, the Equity Income Fund, the Growth Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Index Fund, the Emerging Markets Fund, the International Fund and the Balanced Fund (collectively, the "Equity Funds") for hedging purposes as well as for non-hedging purposes. Forward contracts may also be entered into for "cross hedging" as noted in the Prospectuses. Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. A Fund may also enter into transactions in forward contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, a Fund



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may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, a Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

      The Equity Funds have established procedures consistent with statements by the Commission and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will segregate appropriate liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.

      GOVERNMENT SECURITIES. Government securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Obligations of the U.S. Government agencies and instrumentalities are debt securities issued by U.S Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S.
Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where U.S. Government support of agencies or instrumentalities is discretionary, no assurance can be given that the U.S. Government will provide financial support, since it is not lawfully obligated to do so.

      INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS. All Equity Funds and Fixed Income Funds may attempt to reduce the risk of investment in equity and other securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. Each of these Funds may hedge a portion of its portfolio by selling index futures contracts to limit exposure to decline. During a market advance or when the Portfolio Management Agent or the Sub-Adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing index futures or options on indices. This affords a hedge against the Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities that may later be purchased in a more advantageous manner. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. A Fund will sell options on indices only to close out existing hedge positions.

      A securities index assigns relative weightings to the securities in the index, and the index generally fluctuates with changes in the market values of these securities. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the



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close of the last trading day of the contract and the price at which the agreement is made. Unlike the purchase or sale of an underlying security, no consideration is paid or received by a Fund upon the purchase or sale of a securities index futures contract. When the contract is executed, each party deposits with a broker or in a segregated custodial account a percentage of the contract amount which may be as low as 5%, called the "initial margin." During the term of the contract, the amount of this deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

      Municipal bond index futures contracts, which are based on an index of 40 tax-exempt, municipal bonds with an original issue size of at least $50 million and a rating of A or higher by Standard & Poor's ("S&P") or A or higher by Moody's Investors Service ("Moody's"), began trading in mid-1985. No physical delivery of the underlying municipal bonds in the index is made. The Fund may utilize any such contracts and associated put and call options for which there is an active trading market.

      Except for the Index Fund, a Fund will use index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund will sell index futures only if the amount resulting from the multiplication of the then current level of the indices upon which its futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets. Also, a Fund may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund's outstanding futures contracts would exceed 5% of the market value of the Fund's total assets. When a Fund purchases index futures contracts, it will segregate appropriate liquid securities equal to the market value of the futures contracts.

      There are risks that are associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying securities that are included in the index. The difference between these two price movements is called "basis." There are occasions when basis becomes distorted. For instance, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

      All investors in the futures market are subject to initial margin and variation margin requirements. Rather than providing additional variation margin, an investor may close out a futures position. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.



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      In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions limits on open positions, and/or daily price fluctuation limits. Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the commodity can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period, it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because it is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the price of the underlying index. When a Fund purchases a put option or call option, however, unless the option is exercised, the maximum risk of loss to the Fund is the price of the put option or call option purchased.

      Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

      A Fund's successful use of index futures contracts and options on indices depends upon the Portfolio Management Agent's or Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in a security in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock indices, a Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of a Fund to close out an option depends on a liquid secondary market. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because a Fund is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the underlying index. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

      Although no Fund has a present intention to invest 5% or more of its assets in index futures and options on indices, a Fund has the authority to invest up to 25% of its net assets in such securities.



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      See additional risk disclosure below under "Interest Rate Futures
Contracts and Related Options."

      INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. All Equity Funds and Fixed Income Funds may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

      Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

      A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated to cover the positions, thereby insuring that the use of the contract is unleveraged.

      Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of municipal bonds or other debt securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Code, applicable to a regulated investment company. See "Federal Income Taxes" below.

      A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

      Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

      There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Portfolio Management Agent's or Sub-Adviser's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of long-term municipal bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the municipal bond or other debt securities which are the subject to the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market, therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the municipal bonds or other debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Portfolio Management Agent or Sub-Adviser anticipates an extreme change in interest rates or market conditions.

      See additional risk disclosure above under "Index Futures Contracts and Options on Index Futures Contracts."

      LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Portfolio Management Agent or Sub-Adviser, or the Investment Adviser with respect to the Tax-Exempt Money Market Fund, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit backed investments.

      MORTGAGE-RELATED SECURITIES. All Equity Funds, the Short/Intermediate Bond Fund, the Bond Fund and the Intermediate Government Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. The Intermediate Government Bond Fund may purchase such securities only if they represent interests in an asset-backed trust collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC").

      CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities" in the Prospectuses.

      Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by GNMA, FNMA, or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

      Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations.

      Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.

      Investments in interest-only Government Stripped Mortgage-Backed Securities will be made in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Portfolio Management Agent or the Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in a Fund's not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so.

      MUNICIPAL LEASES. Each of the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

      In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Portfolio Management Agent will consider: (1) whether the lease can be canceled;
(2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and,
(5) the legal recourse in the event of failure to appropriate.

      MUNICIPAL OBLIGATIONS. As discussed in the applicable Prospectus, the Balanced Fund, the Short/Intermediate Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

      TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

      BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

      RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

      The Short/Intermediate Bond Fund, the Balanced Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may also invest in: (1) municipal bonds having a maturity at the time of issuance of up to 40 years that are rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P; (2) municipal notes having maturities at the time of issuance of 15 years or less that are rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+," "SP-1," or "SP-2" by S&P; and (3) municipal commercial paper with a stated maturity of one year or less that is rated at the date of purchase "P-2" or better by Moody's or "A-2" or better by S&P.

      PUT AND CALL OPTIONS. All Equity Funds and Fixed Income Funds may invest in covered put and covered call options and write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

      These Funds each may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if a Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is "covered" if a Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

      The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, a Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, a Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put



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options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. A Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. A Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

      Each Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, a Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

      The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Trust and the Company have agreed that, pending resolution of the issue, each of the Funds will treat such options and assets as subject to such Fund's limitation on investment in securities that are not readily marketable.

      Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

      REPURCHASE AGREEMENTS. A Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements collateralized only by obligations that could otherwise be purchased by the Fund (except with respect to maturity). The seller will be required to maintain in a segregated account for the Fund cash or cash equivalents equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

      A Fund may not enter into a repurchase agreement if, as a result, more than 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. A Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Directors or Board of Trustees, as the case may be.

      Certain of the Funds may enter into reverse repurchase agreements, which are detailed in the Prospectuses.

      SECURITIES LENDING. Each Fund, except the Money Market Funds, may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's total assets if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent or the Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the Trust, the Investment Adviser, the Portfolio Management Agent, the Sub-Adviser or the Distributor.


      SECURITIES WITH PUTS. A put is not transferable by a Fund, although a Fund may sell the underlying securities to a third party at any time. If necessary and advisable, any Fund may pay for certain puts either separately, in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Funds expect, however, that puts generally will be available without the payment of any direct or indirect consideration.

      All Equity Funds, the Short/Intermediate Bond Fund, the Bond Fund, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund, the Government Money Market Fund, the Money Market Fund and the Tax-Exempt Money Market Fund intend to enter into puts solely to maintain liquidity and do not intend to exercise their rights thereunder for trading purposes. The puts will only be for periods substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by a Fund of the underlying security. The actual put will be valued at zero in determining net asset value in the case of the Money Market Funds. Where a Fund pays directly or indirectly for a put, its costs will be reflected as an unrealized loss of the period during which the put is held by the Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of a municipal obligation purchased by a Fund will not be considered shortened by any put to which the obligation is subject.

      SHORT SALES. With respect to Emerging Markets Fund, when the Fund sells short, it borrows the securities that it needs to deliver to the buyer. The Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

      The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds the Fund receives from the short sale will be held on behalf of the broker until the Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high grade debt obligations. In addition, the Fund will deposit collateral in a segregated account with the Fund's custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

      The Emerging Markets Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

      WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

      When a Fund agrees to purchase securities on a when-issued or forward commitment basis, PNC Bank, N.A. (the "Custodian") will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Adviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

      A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for federal income tax purposes.

      When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

      ZERO COUPON SECURITIES. A zero coupon security, which may be purchased by each of the Funds, is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities may not be issued or guaranteed by the U.S. Government. Typically, an investment brokerage firm or other financial intermediary holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest (cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly. In addition, a Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed income to a Fund each year. Under the Federal tax laws applicable to investment companies, a Fund will not be subject to tax on its income if it pays annual dividends to its shareholders substantially equal to all the income received from, and imputed to, its investments during the year. Because imputed income must be paid to shareholders annually, a Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by a Fund may increase its expense ratio and decrease its rate of return.

                                     RATINGS

      After purchase by the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require the Funds to sell such security unless the amount of such securities exceeds permissible limits established in the Prospectuses. However, the Portfolio Management Agent or the Sub-Adviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Company's Board of Directors that a sale is not in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in such organizations or in their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this Statement of Additional Information.

      For additional information on ratings, see Appendix A to this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

      NO FUND MAY:

      (1) issue senior securities or borrow money (except that each Fund may borrow from banks up to 10% of the current value of such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of not more than 10% of the current value of the Fund's total assets, but investments may not be purchased by such Fund while, with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds, any such borrowing exists and, with respect to the remaining Funds, any aggregate borrowings in excess of 5% exist);

      (2) pledge or mortgage its assets (except that each Fund may pledge its assets as described in (1) above and (i) to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors' and officers' liability insurance or (ii) to a broker for the purpose of collateralizing investments, such as stock index futures contracts and put options);

      (3) make loans, except loans of portfolio securities and except that each Fund may purchase or hold a portion of an issue of publicly distributed bonds, debentures or other obligations, purchase negotiable certificates of deposit and bankers' acceptances and enter into repurchase agreements with respect to its portfolio securities;

      (4) if such Fund is the Equity Fund, the Short/Intermediate Bond Fund or a Money Market Fund, invest an amount in excess of 10% (and 15% for the Emerging Markets Fund) of the current value of such Fund's net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, securities that are not readily marketable and other illiquid securities (including certain GICs and BICs);

      (5) purchase or sell real estate (other than securities secured by real estate or interests therein, securities backed by mortgages or securities issued by companies that invest in real estate or interests therein), real estate limited partnerships, commodities or commodity contracts (except (i) with respect to the Short/Intermediate Bond Fund, the Equity Fund and the Money Market Funds, stock index futures and options on stock indices, (ii) with respect to the International Fund, futures, options, options on futures and forward contracts, and (iii) with respect to the remaining Funds, futures, options and options on futures);

      (6) purchase securities on margin (except (i) with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds, for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in stock index futures contracts, and
(ii) with respect to the remaining Funds, for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in futures, options and options on futures) or (except with respect to Emerging Markets Fund) make short sales of securities;

      (7) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting;

      (8) make investments for the purpose of exercising control or management;
or

      (9) if the Fund is the Short/Intermediate Bond Fund, the Equity Fund or a Money Market Fund, purchase securities of other investment companies, except securities of certain money market funds in accordance with the respective Fund's investment objectives and policies and to the extent permissible under the 1940 Act, and except in connection with a merger, consolidation, acquisition, spin-off or reorganization.

      In addition, the MONEY MARKET FUNDS MAY NOT write, purchase, or sell puts, calls, warrants or options or any combinations thereof, except that these Funds may purchase securities with put rights in order to maintain liquidity, nor may they purchase equity securities or securities convertible into equity securities, except as provided in investment restriction number 9.

      In addition, the EQUITY FUND MAY NOT invest in securities of companies that have been in business less than three years.

      In addition, the SHORT/INTERMEDIATE BOND FUND MAY NOT invest more than 5% in securities of issuers that have been in business less than three years. (For purposes of the above-described investment limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.)

      Each of the foregoing investment restrictions is a fundamental policy of each of the Funds that may be changed only when permitted by law and approved by the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock and Beneficial Interest."

      Whenever any investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions, except that at no time may the value of the illiquid securities held by a Money Market Fund exceed 10% of the Fund's total assets.

      For purposes of these investment restrictions as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a "private activity bond," if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

                                   MANAGEMENT

TRUSTEES, DIRECTORS AND OFFICERS

      The principal occupations of the Trustees and executive officers of the Trust and the Directors and executive officers of the Company for the past five years and their ages are listed below. The address of each, unless otherwise indicated, is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

C. GARY GERST, TRUSTEE AND DIRECTOR; CHAIRMAN OF THE BOARD OF DIRECTORS AND CHAIRMAN OF THE BOARD OF TRUSTEES - 200 East Randolph Drive, Floor 43, Chicago, Illinois 60601. Age 58. Chairman Emeritus since 1993 and formerly Co-Chairman, LaSalle Partners Ltd. (real estate investment management and consulting). Director, Trustee or Partner, LaSalle Street Fund Inc., LaSalle Street Fund Inc. of Delaware, DEL-LPL Limited Partnership and DEL-LPAML Limited Partnership.

EDGAR R. FIEDLER, TRUSTEE AND DIRECTOR - 845 Third Avenue, New York, New York 10022. Age 68. Senior Fellow and Economic Counsellor, The Conference Board; Director or Trustee, The Stanley Works, Emerging Mexico Fund, AARP Income Trust, Scudder Institutional Funds, Scudder Pathway Series and Brazil Fund. Formerly Assistant Secretary of the Treasury for Economic Policy (1971-1975).

JOHN W. McCARTER, JR., TRUSTEE AND DIRECTOR - Roosevelt Road at Lakeshore Drive, Chicago, Illinois 60605. Age 59. President and Chief Executive Officer, The Field Museum of Natural History since October 1, 1996. Former Senior Vice President and Director of Booz-Allen & Hamilton, Inc. (consulting firm) from April 1987 to April 1997; Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

ERNEST M. ROTH, TRUSTEE AND DIRECTOR - 205 Abingdon Avenue, Kenilworth, Illinois 60043. Age 70. Consultant since 1992. Formerly, Senior Vice President and Chief Financial Officer,

'
Commonwealth Edison Company. Director of LaRabida Children's Hospital and Chairman of LaRabida Children's Foundation.

RICHARD W. INGRAM, President, Treasurer and Chief Financial Officer. Age 42. Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc. Senior Vice President of Premier Mutual Fund Services, Inc., an affiliate of Funds Distributor ("Premier Mutual"), and an officer of certain investment companies advised or administered by J.P. Morgan, Dreyfus Corporation, Waterhouse Asset Management, Inc. and RCM Capital Management L.L.C. or their respective affiliates. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc.

CHRISTOPHER J. KELLEY, Vice President and Secretary. Vice President and Senior Associate General Counsel of Funds Distributor and Premier Mutual, and an officer of certain investment companies distributed by Funds Distributor. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.

      Trustees of the Trust and Directors of the Company receive from the Trust and the Company, respectively, an annual fee in addition to a fee for each Board of Trustees or Directors meeting, as the case may be, and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

      The following table summarizes the compensation paid by the Company to the Directors of the Company and paid by the Trust to the Trustees of the Trust for the fiscal year ended December 31, 1997:

                                     Aggregate          Aggregate       Pension or Retirement  Estimated Annual   Total Compensation
                                 Compensation from  Compensation from    Benefit Accrued as      Benefits upon      from the Fund
     Name of Person, Position        the Trust         the Company      Part of Fund Expenses     Retirement           Complex*
------------------------------------------------------------------------------------------------------------------------------------

C. Gary Gerst,                        $10,946            $26,054                None                 None              $37,000
Chairman, Director and Trustee

Edgar R. Fiedler,                      $8,727(1)         $20,773(1)             None                 None              $29,500
Director and Trustee

John W. McCarter, Jr.                  $8,727            $20,773                None                 None              $29,500
Director and Trustee

Ernest M. Roth,                        $8,727            $20,773                None                 None              $29,500
Director and Trustee

-----------------------

*     "Fund Complex" includes the Company and the Trust.

(1) For the period June 1988 through December 31, 1997, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $198,328 pursuant to the Company's Deferred Compensation Plan for its independent Directors.

      As of April 1, 1998, the principal holders of the Institutional and Class A Shares of each Fund of the Company and the Trust were as follows:

     The principal holder of Institutional Shares of the Emerging Markets Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 2,563,793.322 shares equal to 99.77% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Carlos and Louis Garin, Bosque De Las Lomas, Mexico; National Financial Services Corp., New York, New York 10008; and Donald Coxe, Chicago, Illinois 60611, which held of record 5,194.871; 6,567.176 and 3,889.675 shares, respectively, equal to 31.55%;
39.88%; and 23.62%, respectively of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the International Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 12,751,459.160 shares, equal to 97.80% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were the Karen Toole Verbica Trust, San Jose, California 95150, and Carlos and Louis Garin, Bosque De Las Lomas, Mexico, which held of record 8,070.822 and 8,025.134 shares, respectively, equal to 7.42% and 7.38%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Small-Cap Opportunity Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 15,767,380.083 shares, equal to 97.58% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Bank of America and George N. and Laverne N. Gaynor Trust, Los Angeles, California 90051; Fred
A. Fischer, Jr. Trust, Kenosha, Wisconsin 53142; and Northern Trust, Chicago, Illinois 60675, which held of record 26,137.804; 8,456.720; and 8,178.502 shares, respectively, equal to 16.11%; 5.21%; and 5.04%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Small-Cap Value Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 2,746,021.393 Shares, equal to 93.23% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were John A. Sivright, Winnetka, Illinois 60093; Anne S. Lyman, Winnetka, Illinois 60093; Lynn A. and Louis J. San, II, Chicago, Illinois 60637; and Steven Ruthbloum, Chicago, Illinois 60006, which held of record 3,790.267; 1,025.747; 845.547; and 615.953 shares, respectively, equal to 32.68%; 8.84%; 7.29% and 5.31%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Growth Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 4,866,406.827 shares, equal to 95.87% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Merbank Company, Vicksburg, Mississippi 39181 and National Financial Services Corp., New York, New York 10008, which held of record 8,952.719 and 7,085.377 shares, respectively, equal to 6.72% and 5.32%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Equity Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 45,320,015.551 shares, equal to 94.38% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were National Financial Services Corp., New York, New York 10008; Eastern Illinois University Foundation, Weehaukin, New York 07087; and Norwest Bank Arizona, Minneapolis, Minnesota 55480, which held of record 507,515.826; 253,251.711; and 157,569.655 shares, respectively, equal to 40.29%; 20.11% and 12.51%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holders of Institutional Shares of the Equity Income Fund were Harris Trust and Savings Bank, Chicago, Illinois 60690 and SEI Trust Company, which held of record 2,445,389.143 and 181,100.643 shares, respectively, equal to 92.96% and 6.88%, respectively, of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Jerome Weinstein, Chicago, Illinois 60625 and National Financial Services Corp., New York, New York 10008, which held of record 7,761.113 and 4,743.303 shares, respectively, equal to 8.31% and 5.08%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Index Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 10,134,130.922 shares equal to 82.65% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Spiro Besbekos, Western Springs, Illinois 60558; National Financial Services Corp., New York, New York 10008; and Richard T. Hansen, Prospect Heights, Illinois 60070, which held of record 36,249.412; 20,258.814; and 18,591.236 shares, respectively, equal to 11.21%; 6.27%; and 5.75, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Balanced Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 4,367,480.017 shares, equal to 99.99% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were David P. Sanes, Skokie, Illinois 60077; National Financial Services Corp., New York, New York 10008; Edward R. Doe, Sr., Redgranite, Wisconsin 54970; Kathy Richland Photography, Chicago, Illinois 60614; and Sheldon Berman, Glenview, Illinois 60025, which held of record 23,462.633; 9,144.435; 8,328.429; 7,607.341; and 4,988.079
shares, respectively, equal to 27.31%; 10.64%; 9.69%; 8.85%; and 5.81%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holders of Institutional Shares of the Convertible Securities Fund were Harris Trust and Savings Bank, Chicago, Illinois 60690 and Pipe Fitters Retirement Fund, Tampa, Florida 33607, which held of record 1,600,003.668 and 243,326.879 shares, respectively, equal to 86.59% and 13.17%, respectively, of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were National Financial Services Corp., New York, New York 10008; Judith W. and John W. McCarter, Jr. for the John W. McCarter, Jr. Trust, Northfield, Illinois 60093; and Billie J. Darling, Sarasota, Florida 34239, which held of record 4,222.672; 727.139; and 390.531 shares, respectively, equal to 62.67%; 10.79% and 5.80%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Tax-Exempt Bond Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 16,462,567.301 shares, equal to 96.40% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were National Financial Services Corp., New York, New York 10008; Harris Trust and Savings Bank, Chicago, Illinois 60690; David Markle, Michigan City, Indiana 46360; Bank of America and George N. and Laverne N. Gaynor Trust, Los Angeles, California 90051; William D. Markle, Chicago, Illinois 60614; and Merbank Company, Vicksburg, Mississippi 39181, which held of record 21,517.265; 12,457.513; 5,409.799; 5,362.000; 5,232.823; and 4,986.952 shares, respectively, equal to
31.68%; 18.34%; 7.96%; 7.89%; 7.70%; and 7.34%, respectively, of the outstanding
Class A Shares of the Fund.

     The principal holders of Institutional Shares of the Bond Fund were Harris Trust and Savings Bank, Chicago, Illinois 60690 and SEI Trust Company, Oaks, Pennsylvania 19456, which held of record 13,898,373.845 and 1,003,133.690 shares, respectively, equal to 88.77% and 6.60%, respectively, of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were National Financial Services Corp., New York, New York 10008; Harris Trust and Savings Bank, Chicago, Illinois 60690; and Carlos and Louise Garin, Bosque De Las Lomas, Mexico, which held of record 17,015.126; 14,707.215 and 8,573.729 shares, respectively, equal to 15.59%; 13.48% and 7.86%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Intermediate Tax-Exempt Bond Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 17,900,272.967 shares, equal to 97.26% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were National Financial Services Corp. New York, New York 10008; Fred A. Fischer, Jr. Trust, Kenosha, Wisconsin 53142; Curtis Templeton, Lake Wales, Florida; Lynn T. Vines, Polk City, Florida 33868; Bank of America and George N. and Laverne N. Gaynor Trust, Los Angeles, California 90051; and Charles A. Carey, Jr., Northbrook, Illinois 60062, which held of record 20,636.998; 12,850.000; 11,549.020; 11,202.542; 7,160.000; and 4,597.622 shares, respectively, equal to
24.14%; 15.03%; 13.51%; 13.10%; 8.38%; and 5.38%, of the outstanding Class A
Shares of the Fund.

     The principal holder of Institutional Shares of the Short/Intermediate Bond Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 29,011,935.673 shares equal to 94.30% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Eastern Illinois University Foundation, Weehaukin, NY 07087 and National Financial Services Corp., New York, New York 10008, which held of record 340,502.675 and 133,924.438 shares, respectively, equal to 55.04% and 21.65%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holders of Institutional Shares of the Intermediate Government Bond Fund were Harris Trust and Savings Bank, Chicago, Illinois 60690; Wheeling Pittsburgh Steel Corp., Milwaukee, Wisconsin 53202; Hospital for Joint Diseases, New York, New York 10006, which held of record 5,344,475.407; 451,461.886; and 417,236.342 shares, respectively, equal to 82.77%; 6.99%; and
6.46%, respectively, of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were George C. Slezak, Western Springs, Illinois 60558; Shirlee R. Hollander, Chicago, Illinois 60646; David P. Sanes, Skokie, Illinois 60077; Ned E. Mitchell, Chicago, Illinois 60610; William R. Brown, St. Charles, Illinois 60175; and Mariflor S. Jamora, Severna Park, Maryland 21146, which held of record 10,713.253; 9,245.061; 8,458.924;
4,097.382; 3,624.905; and 3,544.376 shares, respectively, equal to 20.75%;
17.91%; 16.38%; 7.94%; 7.02%; and 6.87%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Tax-Exempt Money Market Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 567,046, 934.970 shares equal to 97.62% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Harris Trust and Savings Bank, Chicago, Illinois 60690 and National Financial Services Corp., New York, New York 10008, which held of record 184,281,155.600 and 18,339,295.780 shares, respectively, equal to 79.14% and 7.88%, respectively, of the outstanding Class A Shares of the Fund.

     The principal holder of Institutional Shares of the Money Market Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690 which held of record 836,826,992.450 shares equal to 79.06% of the outstanding Institutional Shares of the Fund. The principal holder of Class A Shares was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 506,295,941.280 shares equal to 74.00% of the outstanding Class A Shares of the Fund.

     The principal holders of Institutional Shares of the Government Money Market Fund were Harris Trust and Savings Bank, Chicago, Illinois 60690 and Gordon K. and Donald A. Nelson, Homewood, Illinois 60430, which held of record 73,928,077.310 and 8,936,648.080 shares, respectively, equal to 85.10% and
10.29%, respectively, of the outstanding Institutional Shares of the Fund. The principal holder of Class A Shares was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 240,965,803.0600 shares equal to 82.87% of the outstanding Class A Shares of the Fund.

      The shareholders described above have indicated that they each hold their shares on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.

      As of April 1, 1998, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of each of the Company's Funds.

      As of April 1, 1998, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust's Funds.

      INVESTMENT ADVISER, PORTFOLIO MANAGEMENT AGENT AND INVESTMENT SUB-ADVISER. Each of the Funds is advised by Harris Trust. With respect to the Tax-Exempt Money Market Fund, the Advisory Contract with Harris Trust provides that Harris Trust is responsible for all Fund purchase and sale transactions and that Harris Trust shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. With respect to Funds other than the Tax-Exempt Money Market Fund, Harris Trust has entered into Portfolio Management Contracts with HIM under which HIM is responsible for all Fund purchase and sale transactions and for providing all such daily portfolio management services to such Funds. Under the Portfolio Management Contracts, Harris Trust remains responsible for the supervision and oversight of HIM's performance.

      HIM has entered into Investment Sub-Advisory Agreements (the "Sub-Advisory Contracts") with Hansberger. Under the Sub-Advisory Contracts, Hansberger manages the investment of assets of the Emerging Markets Fund and the International Fund. In carrying out its obligations under the Sub-Advisory Contracts, Hansberger (i) obtains and evaluates pertinent economic, statistical, financial and other information affecting the economic regions and individual national economies generally, together with information specific to individual companies or industries, the securities of which are included in the Funds' investment portfolio or may be under consideration for inclusion therein; and
(ii) formulates, recommends, and executes an ongoing program of investment for the Funds consistent with the Funds' investment objectives, policies, strategy, and restrictions. Under the Sub-Advisory Contracts, HIM remains responsible for the supervision and oversight of Hansberger's performance.

      Harris Trust, HIM or Hansberger provides to the Funds, among other things, money market security and fixed income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. HIM and Hansberger analyze key financial ratios that measure the growth, profitability, and leverage of issuers in order to help maintain a portfolio of above-average quality. Emphasis placed on a particular type of security will depend on an interpretation of underlying economic, financial and security trends. The selection and performance of securities is monitored by a team of analysts dedicated to evaluating the quality of each portfolio holding.

      The Advisory Contracts with respect to the Funds other than the Emerging Markets Fund and the International Fund will continue in effect from year to year, provided that such continuance is specifically approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Directors or the Board of Trustees, as the case may be, and (ii) by a majority of the Directors of the Company or the Trustees of the Trust, as the case may be, who are not parties to the Advisory Contracts or "interested persons" (as defined in the 1940 Act) of any such party.

      The Portfolio Management Contracts with respect to the remaining Funds other than the Emerging Markets Fund, the International Fund and the Tax-Exempt Money Market Fund will continue in effect from year to year, provided that such continuance is specifically approved as described in the immediately preceding paragraph.

      The Advisory Contracts, the Portfolio Management Contracts and the Sub-Advisory Contracts with respect to the Emerging Markets Fund and the International Fund will continue in effect until February 23, 1999, and thereafter from year to year provided the continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Emerging Markets Fund and the International Fund or by the Board of Trustees and
(ii) by a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Contracts or "interested persons" (as defined in the 1940 Act) of any such party. Such Sub-Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

      Harris Trust may from time to time offer programs under which it may make contributions to certain organizations based on shares of the Funds held by members of the organizations and in an amount up to 0.10% of the value of those shares. These contributions are expenses of Harris Trust and are not Fund expenses, and thus will not affect Fund performance.

      PORTFOLIO MANAGEMENT. The skilled teams behind the Harris Insight Funds believe that consistent investment performance requires discipline, focus, knowledge, and excellent informational resources.

      The money management philosophy that HIM employs focuses on two key points:

- Active management is a key component of superior performance.

- A systematic investment process may increase both consistency and levels of relative performance.

      Experience and creativity, combined with technological support, are most likely to result in successful investment decisions. HIM offers investors that powerful combination for managing their money. More importantly, instead of relying on individual stars to manage its mutual funds, HIM has established a strong professional team of seasoned portfolio managers and analysts. Together, they take a quantitatively-driven approach to investing, focusing on their investors' needs, concerns and investment goals.

      HIM is a leader in the application of analytic techniques used in the selection of portfolios. HIM's equity investment process focuses on maintaining a well-diversified portfolio of stocks whose prices are determined to be attractively ranked based upon their future potential.

      After identifying the appropriate type of universe for each Fund - whether the stocks are issued by large, established companies, or by smaller firms - HIM gathers fundamental, quality and liquidity data. A multi-factor model then ranks and/or scores the stocks. Stocks which fail to meet HIM's hurdles are removed from further consideration.

      Attractive stocks are periodically identified and added to the portfolio, while those that have become unattractive are systematically replaced. Fund portfolio managers, in conjunction with HIM's experienced research analysts, play a role throughout the process.

      HIM actively manages taxable and tax-exempt fixed income securities using a highly disciplined, quantitatively-based investment process. This enables HIM to create portfolios of fixed income securities that it believes are undervalued based upon their future potential. HIM seeks securities in specific industries or areas of the country that, it believes, offer the best value and stand to benefit from anticipated changes in interest rates.

      Using quantitative models that attempt to ensure competitive results in both rising and falling markets, bond portfolio managers select securities within different industries while managing interest rate risk. These quantitative models have the ability to measure changes in the economy, changes in the prices of various goods and services, and changes in interest rates. Potential purchases are finally reviewed with regard to their suitability, credit assessment and the impact to the overall portfolio.

      The following table shows the dollar amount of fees payable to the Investment Adviser for its services with respect to each Fund, the amount of fee that was waived by the Investment Adviser, if any, and the actual fee received by the Investment Adviser. This data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


------------------------------------------------------------------------------------------------------------------------------------
                                    Gross Advisory Fee           Advisory Fee Voluntarily Waived          Net Advisory Fee
                                           ($)                                 ($)                                ($)
------------------------------------------------------------------------------------------------------------------------------------
                               1995        1996         1997        1995       1996       1997       1995        1996         1997
------------------------------------------------------------------------------------------------------------------------------------
Government Money
 Market Fund                 335,725      292,088      343,287         --         --         --    335,725      292,088      343,287

Money Market Fund            675,821      825,619    1,285,919         --         --         --    675,821      825,619    1,285,919

Tax-Exempt Money
 Market Fund                 454,684      667,922      676,850         --         --         --    454,684      667,922      676,850

Intermediate Government
 Bond Fund                        --           --      453,478         --         --    283,923         --           --      169,555

Short/Intermediate
 Bond Fund                   327,473    1,594,951    1,950,205    166,376    684,243    812,087    161,097      910,708    1,138,118

Intermediate Tax-Exempt
 Bond Fund                        --    1,120,322    1,195,229         --     32,722      2,062         --    1,087,600    1,193,167

Bond Fund                         --      148,028      617,981         --     88,847    277,603         --       59,181      340,378

Tax-Exempt Bond Fund              --      829,656    1,034,844         --     26,205        564         --      803,451    1,034,280
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Convertible Securities
 Fund                             --           --      325,654         --         --     20,552         --           --      305,102

Balanced Fund                     --           --      297,432         --         --     18,183         --           --      279,249

Index Fund                        --      280,516      581,658         --     41,424     40,100         --      239,092      541,558

Equity Income Fund                --      182,866      265,358         --      9,997     10,661         --      172,869      254,697

Equity Fund                  365,839    3,549,319    5,497,774         --         --         --    365,839    3,549,319    5,497,774

Growth Fund                       --      529,786      875,635         --     20,952     13,517         --      508,834      862,118

Small-Cap Value Fund              --           --      447,182         --         --     38,615         --           --      408,567

Small-Cap Opportunity
 Fund                             --    1,137,914    2,218,918         --     23,743     17,029         --    1,114,171    2,201,889

International Fund                --      934,699    1,796,685         --     17,146     32,097         --      917,553    1,764,588

Emerging Markets Fund             --           --       37,994         --         --     10,336         --           --       27,658
------------------------------------------------------------------------------------------------------------------------------------


      ADMINISTRATOR. Harris Trust serves as the Funds' administrator ("Administrator") pursuant to Administration Agreements with the Company and the Trust and in that capacity generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. ("Funds Distributor") and Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC") (the "Sub-Administrators") on behalf of the Company and the Trust. Funds Distributor has agreed to furnish officers for the Company and the Trust; provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the Commission. PFPC has agreed to furnish officers for the Company and the Trust; provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any; and prepare various materials required by any state securities commission having jurisdiction over the Company or the Trust.

      The following table shows the dollar amount of fees payable to the Administrator for its services with respect to each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fee received by the Administrator. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


------------------------------------------------------------------------------------------------------------------------------------
                                        Administration Fee ($)      Reduction by Administrator ($)       Net Administration Fee ($)
                                    -----------------------------   ------------------------------     -----------------------------
                                       1995      1996        1997        1995     1996      1997          1995      1996        1997
------------------------------------------------------------------------------------------------------------------------------------

Government Money Market Fund        387,112   289,773     264,347      23,691   23,295   114,341       363,421   266,478     150,006

Money Market Fund                   830,325   878,336   1,058,621      51,396   73,647   476,735       778,929   804,689     581,886

Tax-Exempt Money Market Fund        542,065   717,310     554,506      34,194       --        --       507,871   717,310     554,506

Intermediate Government Bond Fund        --        --      96,088          --       --        --            --        --      96,088

Short/Intermediate Bond Fund         56,091   260,768     385,023       3,707   15,143        --        52,384   245,625     385,023

Intermediate Tax-Exempt Bond Fund        --   201,598     273,834          --   12,277        --            --   189,321     273,834

Bond Fund                                --    24,268     129,517          --    1,523        --            --    22,745     129,517
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt Bond Fund                     --   155,225     238,688          --    8,902        --            --   146,323     238,688

Convertible Securities Fund              --        --      63,999          --       --        --            --        --      63,999

Balanced Fund                            --        --      68,073          --       --        --            --        --      68,073

Index Fund                               --   125,126     318,288          --       --        --            --   125,126     318,288

Equity Income Fund                       --    28,389      52,398          --       --        --            --    28,389      52,398

Equity Fund                          63,669   573,867   1,078,273       3,826       --        --        59,843   573,867   1,078,273

Growth Fund                              --    64,717     134,450          --       --        --            --    64,717     134,450

Small-Cap Value Fund                     --        --      77,285          --       --        --            --        --      77,285

Small-Cap Opportunity Fund               --   126,884     304,109          --       --        --            --   126,884     304,109

International Fund                       --   109,741     248,075          --       --        --            --   109,741     248,075

Emerging Markets Fund                    --        --       4,309          --       --        --            --        --       4,309
------------------------------------------------------------------------------------------------------------------------------------


      DISTRIBUTOR. Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company and with the Trust, as the case may be, pursuant to which it has the responsibility of distributing shares of the Funds. For the period ended December 31, 1997, fees for services rendered by the Distributor were paid by the Co-Administrators and the Administrator.

      The following table shows the dollar amount of sales charges payable to the Distributor with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the Distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges payable to the Distributor with respect to the Funds not mentioned below.


------------------------------------------------------------------------------------------------------------------------
                                   Aggregate Underwriting       Amount Retained by Funds
                                       Commissions ($)            Distributor, Inc. ($)         Amount Reallowed ($)
                                 --------------------------     ------------------------     --------------------------
                                  1995       1996      1997       1995    1996    1997        1995       1996      1997
------------------------------------------------------------------------------------------------------------------------

Short/Intermediate Bond Fund       272      4,365     1,473         17     280      81         255      4,085     1,392

Equity Fund                      3,489     12,647     7,153        188     728     392       3,301     11,919     6,761

Equity Income Fund                  --         --        85         --      --       5          --         --        80

Growth Fund                         --        452     1,908         --      27     108          --        425     1,800

Small-Cap Opportunity Fund          --      1,402     2,380         --      84     134          --      1,318     2,246

Index Fund                          --        247       728         --      13      40          --        234       688

International Fund                  --        225     2,712         --      13     147          --        212     2,565
------------------------------------------------------------------------------------------------------------------------


      OTHER INFORMATION PERTAINING TO DISTRIBUTION, ADMINISTRATION, SUB-ADMINISTRATION, CUSTODIAN, TRANSFER AGENCY AND SUB-TRANSFER AGENCY AGREEMENTS. Harris Trust serves as the transfer agent and dividend disbursing agent ("Transfer Agent") of the Funds pursuant to Transfer

Agency Services Agreements with the Company and the Trust. The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") on behalf of the Company and the Trust. PFPC is an affiliate of PNC Bank, N.A., the Custodian for the Company and the Trust. PFPC and PNC Bank, N.A. are not affiliates of Funds Distributor, Harris Trust, HIM or Hansberger.

                                  SERVICE PLANS


      The Funds have adopted a complex-wide Service Plan for Class A Shares of the Funds that provides for service fees of up to 0.25% (on an annualized basis) of the average daily net assets attributable to Class A Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1"). Additionally, the Money Market Funds have adopted a Service Plan relating to Class A Shares pursuant to Rule 12b-1. This Service Plan provides for distribution fees of up to 0.10% (on an annualized basis) of the average daily net assets attributable to the Money Market Funds' Class A Shares. Each Service Plan has been adopted by the Board of Trustees or Board of Directors, as the case may be, including a majority of the Trustees or Directors who were not "interested persons" (as defined by the 1940 Act) of the Trust or the Company, and who had no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (the "Qualified Trustees" or "Qualified Directors", as the case may be). Each Service Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust or the Directors of the Company, as the case may be, and the Qualified Trustees or Directors. Agreements related to the Service Plans must also be approved by such vote of the Trustees or Directors and the Qualified Directors or Qualified Trustees. The Service Plans will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the proper Fund. No Service Plan may be amended to increase materially the amounts payable to Service Organizations without the approval of a majority of the outstanding voting securities of the proper Fund, and no material amendment to a Service Plan may be made except by a majority of both the Trustees of the Trust or Directors of the Company, as the case may be, and the Qualified Trustees or Directors.


      Each Service Plan requires that certain service providers furnish to the Trustees or Directors, as the case may be, and the Trustees or Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under such Service Plan. Rule 12b-1 also requires that the selection and nomination of the Trustees or Directors who are not "interested persons" of the Trust or the Company, respectively, be made by such disinterested Trustees or Directors.

      SERVICE PLAN - ALL FUNDS. Each Fund has entered into an agreement with each institution ("Service Organization") which purchases Class A Shares on behalf of its customers ("Customers"). In the case of Class A Shares, the Service Organization is required to provide shareholder support services to its Customers who beneficially own such Shares in consideration of the payment of up to 0.25% (on an annualized basis) of the average daily net asset value of that Money Market Fund's Class A Shares held by the Service Organization for the benefit of Customers. Support services will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Money Market Fund's Distributor; (ii) processing dividend payments from the Money Market Fund on behalf of Customers;
(iii) providing information periodically to Customers showing their positions in the Money Market Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence; (vi) forwarding shareholder communications from the Money Market Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services.

      In addition, a Service Organization, at its option, may also provide to its holders of Class A (a) a service that invests the assets of their other accounts with the Service Organization in the Money Market Fund's shares (sweep program); (b) sub-accounting with respect to shares owned beneficially or the information necessary for sub-accounting; and (c) checkwriting services.

      SERVICE PLAN - MONEY MARKET FUNDS. Under the Service Plan that relates only to the Money Market Funds, each Money Market Fund may make additional payments to Service Organizations for shareholder services described above and also may (i) bear the costs and expenses in connection with advertising and marketing the Fund's Class A Shares and (ii) make payments to Service Organizations for assistance in connection with the distribution of shares to Customers, including the forwarding to Customers of prospectuses, sales literature and advertising materials provided by the Distributor of shares, at a rate of up to 0.10% per annum of the value of the Fund's average daily net assets with respect to its Class A Shares.

      There is no Service Plan in existence with respect to the Institutional Shares of the Funds.

      The following table shows Service Organization fees paid to Harris Trust with respect to each Fund for the period ended December 31, 1997.


-----------------------------------------------------------------------------------------------------------------------------
                                           Shareholder          Shareholder                              Rule 12b-1 Fees
                                       Servicing Plan Fees     Servicing Plan     Rule 12b-1 Fees             Waived
                                            Paid ($)          Fees Waived ($)           ($)                    ($)
-----------------------------------------------------------------------------------------------------------------------------

Government Money Market Fund                  55,385                --                 820,868               138,885

Money Market Fund                            139,215                --               1,769,965               294,105

Tax-Exempt Money Market Fund                  49,248                --                 628,467               122,166

Short/Intermediate Bond Fund                   1,254                --                  11,317                    --

Bond Fund                                        177                --                     975                    --

Intermediate Government Bond Fund                 85                --                      45                    --

Intermediate Tax-Exempt Bond Fund                136                --                     298                    --

Tax-Exempt Bond Fund                             118                --                     420                    --

Convertible Securities Fund                       22                --                      41                    --

Equity Fund                                    3,500                --                  24,355                    --
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

Equity Income Fund                               253                --                   1,195                    --

Growth Fund                                      472                --                   2,319                    --

Small-Cap Opportunity Fund                       436                --                   2,211                    --

Small-Cap Value Fund                              51                --                      32                    --

Index Fund                                     1,115                --                   3,307                    --

International Fund                               279                --                   2,063                    --

Balanced Fund                                    132                --                      84                    --

Emerging Markets Fund                             20                --                      24                    --
-----------------------------------------------------------------------------------------------------------------------------


                      CALCULATION OF YIELD AND TOTAL RETURN

      The Company makes available various yield quotations with respect to shares of each class of shares of the Money Market Funds. Each of these amounts was calculated based on the 7-day period ended December 31, 1997, by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. Effective yield quotations for Class A Shares and Institutional Shares of each of the Money Market Funds are also made available. These amounts are calculated in a similar fashion to yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

      EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7]-1

      Current yield for all of the Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields.

      The yields of the Institutional and Class A Shares of each of the following Money Market Funds for the 7-day period ended December 31, 1997:


                                   Current Yield             Effective Yield
                              -----------------------    -----------------------
                              Institutional   Class A    Institutional   Class A
                              -------------   -------    -------------   -------

Government Money Market Fund      5.54%        5.29%         5.69%        5.43%
Money Market Fund                 5.65%        5.40%         5.81%        5.54%
Tax-Exempt Money Market Fund      3.71%        3.46%         3.77%        3.52%

     Class A Shares of the Money Market Funds bear the expenses of fees paid to Service Organizations. As a result, at any given time, the net yield of Class A Shares could be up to 0.35% lower than the net yield of Institutional Shares of the Money Market Funds.

      From time to time each of the Money Market Funds may advertise its "30-day average yield" and its "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day period, as appropriate, (which period will be stated in the advertisement).

      The yields of Class A Shares and Institutional Shares of each of the following Money Market Funds for the 30-day period ended December 31, 1997:


                                            30-day Yield
                                     --------------------------
                                     Institutional      Class A
                                     -------------      -------

Government Money Market Fund             5.48%           5.23%
Money Market Fund                        5.64%           5.39%
Tax-Exempt Money Market Fund             3.65%           3.40%


      A standardized "tax-equivalent yield" may be quoted for the Tax-Exempt Money Market Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax. For the 7-day period ended December 31, 1997, the effective tax equivalent yield of the Class A Shares and Institutional Shares of the Tax-Exempt Money Market Fund was 4.89% and 5.24%, respectively. For the 30-day period ended December 31, 1997, the 30-day tax equivalent yield for the Class A Shares and Institutional Shares of the Tax-Exempt Bond Fund and the Class A and Institutional Shares of the Intermediate Tax-Exempt Bond Fund were 5.64% and 5.99%, and 5.24% and 5.58%, respectively, based on a stated tax rate of 28%.

      The Trust or the Company, as the case may be, makes available 30-day yield quotations with respect to Class A Shares and Institutional Shares of the Non-Money Market Funds. As required by regulations of the Commission, the 30-day yield is computed by dividing a Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

      The following table shows 30-day yields for the period ended December 31, 1997, for Class A Shares and Institutional Shares of the Non-Money Market Funds:


                                            30-day Yield
                                     --------------------------
                                     Institutional      Class A
                                     -------------      -------

Intermediate Government Bond Fund        5.45%           5.20%
Short/Intermediate Bond Fund             6.14%           5.89%
Intermediate Tax-Exempt Bond Fund        4.02%           3.77%

Bond Fund                                6.05%           5.80%
Tax-Exempt Bond Fund                     4.31%           4.06%
Convertible Securities Fund              2.88%           2.63%
Balanced Fund                            3.10%           2.85%
Index Fund                               1.31%           1.06%
Equity Income Fund                       1.74%           1.49%
Equity Fund                              0.95%           0.70%
Growth Fund                              0.15%          (0.10)%
Small-Cap Value Fund                     0.46%           0.21%
Small-Cap Opportunity Fund              (0.04)%         (0.29)%


      The Trust or the Company, as the case may be, also makes available total return quotations for Class A and Institutional Shares of each of the Non-Money Market Funds.

      The following table shows average annual total return for the one year, five year, ten year and since inception periods (or shorter period if the Fund has been in operation for a shorter period) ended December 31, 1997 for Class A Shares and Institutional Shares of the Non-Money Market Funds. The actual date of the commencement of each Fund's operations, or the commencement of the offering of each Class' Shares, is listed in the Funds' financial statements.


------------------------------------------------------------------------------------------------------------------------------------
                                        1 Year                    5 Year                    10 Year           Inception to 12/31/97
                                ----------------------------------------------------------------------------------------------------
                                Institutional  Class A    Institutional  Class A    Institutional  Class A    Institutional  Class A
                                ----------------------------------------------------------------------------------------------------
                                     (%)         (%)           (%)         (%)           (%)         (%)           (%)         (%)

Intermediate Government Bond
  Fund                               7.82        7.56          6.27        6.02          7.96        7.69          8.64        8.38

Short/Intermediate Bond Fund         7.15        6.89         --           6.45         --          --             5.79        7.18

Intermediate Tax-Exempt Bond
  Fund                               6.41        6.14          5.20        4.94          6.26        6.00          5.96        5.70

Bond Fund                            9.41        9.14         --          --            --          --             8.68        8.48

Tax-Exempt Bond Fund                 8.55        8.28          6.18        5.90          7.73        7.45          8.28        8.01

Convertible Securities Fund         18.68       18.32         13.56       13.27         11.30       11.01         12.12       11.84

Balanced Fund                       --          --            --          --            --          --            20.24       21.72

Index Fund                          32.78       32.51         19.75       19.48         --          --            18.53       18.25

Equity Income Fund                  31.90       31.53         --          --            --          --            20.65       20.33

Equity Fund                         35.89       35.45         --          21.55         --          --            26.37       16.91

Growth Fund                         32.81       32.54         19.92       19.64         --          --            19.01       18.74

Small-Cap Value Fund                29.58       29.09         16.10       15.78         14.95       14.64         15.53       15.23

Small-Cap Opportunity Fund          25.47       25.14         15.86       15.57         16.79       16.50         15.80       15.51

International Fund                  -4.87       -5.21          6.25        5.98          3.75        3.48          4.35        4.09

Emerging Markets Fund               --          --           --           --            --          --           -14.50      -14.60
-----------------------------------------------------------------------------------------------------------------------------------

*Aggregate total returns are given for those classes of shares that have not been operational for a full year.

      Each of these amounts is computed by assuming a hypothetical initial investment of $10,000. It is assumed that all of the dividends and distributions by each Fund over the specified period of time were reinvested. It was then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.

      The Funds may also calculate an aggregate total return which reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result. The following table shows aggregate total return for the one year, five year, ten year and since inception (if less than ten years) periods ended December 31, 1997 for Class A Shares and Institutional Shares of the Non-Money Market Funds:

------------------------------------------------------------------------------------------------------------------------------------
                                        1 Year                    5 Year                    10 Year           Inception to 12/31/97
                                ----------------------------------------------------------------------------------------------------
                                Institutional  Class A    Institutional  Class A    Institutional  Class A    Institutional  Class A
                                ----------------------------------------------------------------------------------------------------
                                     (%)         (%)           (%)         (%)           (%)         (%)           (%)         (%)

Intermediate Government Bond
  Fund                              7.82        7.56          35.54       33.93         115.12      109.79        193.97      184.76

Short/Intermediate Bond Fund        7.15        6.89           --         36.70           --          --           11.02       59.79

Intermediate Tax-Exempt Bond
  Fund                              6.41        6.14          28.83       27.24          83.61       79.08        100.50       94.66

Bond Fund                           9.41        9.14           --           --            --          --           15.32       14.89

Tax-Exempt Bond Fund                8.55        8.28          34.95       33.20         110.50      105.19        181.48      172.35

Convertible Securities Fund        18.68       18.32          88.88       86.45         191.60      184.21        342.82      328.70

Balanced Fund                       --           --            --          --             --          --           20.24       21.72

Index Fund                         32.78       32.51         146.29      143.45           --          --          164.27      160.77

Equity Income Fund                 31.90       31.53           --          --             --          --          111.98      109.78

Equity Fund                        35.89       35.45           --        165.36           --          --           54.45      366.45

Growth Fund                        32.81       32.54         147.97      145.17           --          --          170.52      167.06

Small-Cap Value Fund               29.58       29.09         110.90      108.05         302.68      292.20        553.80      532.23

Small-Cap Opportunity Fund         25.47       25.14         108.81      106.14         372.24      360.47        570.29      548.83

International Fund                 -4.87       -5.21          35.39       33.70          44.55       40.85         59.23       55.02

Emerging Markets Fund               --           --            --          --             --          --          -14.50      -14.60
------------------------------------------------------------------------------------------------------------------------------------

*Aggregate total returns are given for those classes of shares that have not been operational for a full year.


      Current yield and total return for the Non-Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Funds.

      Performance data of the Funds may be compared to those of other mutual funds with similar investment objectives and to other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas), Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results.

      In addition, investors should recognize that changes in the net asset value of shares of the Non-Money Market Funds will affect the yield of such Funds for any specified period, and such changes should be considered together with each such Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for all of the Funds may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

      PERFORMANCE OF COMMON AND COLLECTIVE TRUST FUNDS. The Convertible Securities Fund, Intermediate Government Bond Fund, Small-Cap Value Fund Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Index Fund, Small-Cap Opportunity Fund, Equity Income Fund, Growth Fund and International Fund commenced operations upon the investment of a substantial amount of assets invested from collective and common trust funds operated by Harris Trust. If a Fund's predecessor fund was operated with investment policies substantially similar to those of the Fund, the Fund may include in quotations of its performance the performance history of the predecessor fund in accordance with interpretations of the Commission and as appropriate. Because collective and common trust funds usually have an effective expense ratio of zero, in order not to overstate performance, a predecessor fund's performance included in any quotation of the Fund's performance will be calculated as if the predecessor fund had operated with an expense ratio equal to the Fund's estimated expense ratio for its first year of operations.

                        DETERMINATION OF NET ASSET VALUE

      As described under "Determination of Net Asset Value" in the Prospectuses, net asset value per share is determined at least as often as each day that the Federal Reserve Board of Philadelphia and the New York Stock Exchange are open, i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day , Good Friday, Memorial Day , Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

      As also indicated under "Determination of Net Asset Value" in the Prospectuses, each of the Money Market Funds uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act ("Rule 2a-7"). The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investments in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

      Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 days or less and invest only in securities determined by the Board of Directors to meet the quality and minimal credit risk requirements of Rule 2a-7. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. Rule 2a-7, however, provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of each of the Money Market Funds as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings of each of the Money Market Funds by the Board of Directors, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                             PORTFOLIO TRANSACTIONS

      The Trust or the Company, as the case may be, has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and the Company's Board of Directors, as the case may be, Harris Trust, with respect to the Tax-Exempt Money Market Fund, and HIM or Hansberger, with respect to all other Funds, are responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust or the Company, as the case may be, to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Harris Trust, HIM or Hansberger generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

      Purchases and sales of securities for the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Intermediate Government Bond Fund and the Convertible Securities Fund (the "Fixed Income Funds") and the Money Market Funds will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads, and underwriting commissions. Under the 1940 Act, persons affiliated with the Company or the Trust are prohibited from dealing with the Company or the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission.

      Harris Trust, HIM or Hansberger may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund, give preference to a dealer that has provided statistical or other research services to such adviser. By allocating transactions in this manner, Harris Trust, HIM and/or Hansberger are able to supplement their own research and analysis with the views and information of other securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed under the Advisory, Portfolio Management and Sub-Advisory Contracts, and the expenses of such adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through whom Harris Trust, HIM or Hansberger effect securities transactions for a Fund may be used by Harris Trust, HIM or Hansberger in servicing its other accounts, and not all of these services may be used by Harris Trust, HIM or Hansberger in connection with advising the Funds.

      The following table shows total brokerage commissions and the total dollar amount of transactions on which commissions were paid. This information is for the past three fiscal years (or shorter if the Fund has been in operation for a shorter period).


------------------------------------------------------------------------------------------------------------------
                                 Total Brokerage Commissions ($)         Total Dollar Amount of Transactions ($)
                                ---------------------------------     --------------------------------------------
                                  1995        1996         1997          1995            1996             1997
                                ---------------------------------     --------------------------------------------

Equity Fund                     118,896     990,841     1,490,680     80,699,744     810,758,972     1,226,623,062

Equity Income Fund                 --        38,375        20,970         --          31,623,167        20,785,343

Growth Fund                        --        66,607        80,371         --          48,648,396        64,254,236

Small-Cap Opportunity Fund         --       271,499       269,136         --         124,656,326       156,483,678

Index Fund                         --        16,300        43,400         --          20,433,355       116,419,664

International Fund                 --        33,329       358,558         --          13,237,746       289,865,829

Emerging Markets Fund              --          --          66,505         --              --            11,195,946

Balanced Fund                      --          --          51,841         --              --            36,694,360

Small-Cap Value Fund               --          --         240,854         --              --           129,913,628

Convertible Securities Fund        --          --          15,915         --              --            12,667,478
------------------------------------------------------------------------------------------------------------------


      With respect to transactions directed to brokers because of research services provided, the following table shows total brokerage commissions and the total dollar amount of transactions on which commissions were paid for the fiscal year ended December 31, 1997.

------------------------------------------------------------------------------------------------------------
                                Total Brokerage Commissions    Total Dollar Amount of Transactions on which
                                   (Research-related) ($)      Commissions were paid (Research-related) ($)
                                ----------------------------------------------------------------------------

Equity Fund                              293,617                                 235,483,234

Equity Income Fund                         2,580                                   3,131,831

Growth Fund                               15,046                                  11,632,046

Small-Cap Opportunity Fund                 8,574                                  19,079,369

Small-Cap Value Fund                      16,566                                   9,409,206

Balanced Fund                             22,769                                  19,129,653
------------------------------------------------------------------------------------------------------------


      Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Harris Investors Direct, Inc. ("HID"). In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Funds will not deal with the Distributor or HID in any transaction in which either one acts as principal except as may be permitted by the Commission.

      In placing orders for portfolio securities of the Funds, HIM or Hansberger is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that HIM or Hansberger will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While HIM or Hansberger will generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees and Board of Directors.

      Subject to the above considerations, HID may act as a main broker for the Funds. For it to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by it must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow HID to receive no more than the remuneration that would be expected to be received by an unaffiliated broker on a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust and the Directors of the Company, including a majority who are not "interested" Trustees or Directors, as the case may be, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to either one are consistent with the foregoing standard. Brokerage transactions with either one are also subject to such fiduciary standards as may be imposed upon each of them by applicable law.

                              FEDERAL INCOME TAXES

      The Prospectuses describe generally the tax treatment of distributions by the Trust and the Company, as the case may be. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      Each Fund is treated as a separate entity for Federal income tax purposes and thus the provisions of the Code generally are applied to each Fund separately, rather than to the Trust or the Company as a whole.

      Qualification as a regulated investment company under the Code generally requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year and, in the case of the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund, that it distributes to its shareholders at least 90% of its net tax-exempt income (including net short-term capital gains). In addition, the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund intend that at least 50% of the value of its total assets at the close of each quarter of its taxable year will consist of obligations the interest on which is exempt from federal income tax, so that such Funds will qualify under the Code to pay "exempt-interest dividends."

      As described in the relevant Prospectus, certain of the Funds may invest in municipal bond index futures contracts and options on interest rate futures contracts. The Funds do not anticipate that these investment activities will prevent the Funds from qualifying as regulated investment companies. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders.

      For Federal income tax purposes, gain or loss on the futures contracts and options described above (collectively referred to as "section 1256 contracts") is taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, a Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system will generally affect the amount of capital gains or losses taxable to a Fund and the amount of distributions taxable to a shareholder. Moreover, if a Fund invests in both section 1256 contracts and offsetting positions in such contracts, then the Fund might not be able to receive the benefit of certain recognized losses for an indeterminate period of time. Each Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (b) will permit it to use substantially all of the losses of the Fund for the fiscal years in which the losses actually occur.

      Each Fund (except the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund to the extent of this tax-exempt interest) will generally be subject to an excise tax of 4% of the amount of any income or capital gains distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Each Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by a Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      Gains or losses on sales of securities by a Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

      In the case of the Growth Fund, the Equity Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Equity Income Fund, the Index Fund, the Emerging Markets Fund, the International Fund, the Balanced Fund, the Convertible Securities Fund, the Bond Fund, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-Exempt Bond Fund, if an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

      In the case of the Growth Fund, the Equity Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Equity Income Fund, the Index Fund, the Emerging Markets Fund, the International Fund, the Balanced Fund, the Convertible Securities Fund, the Bond Fund, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-Exempt Bond Fund, if securities are sold by the Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit a Fund's ability to write options.

      If, in the opinion of the Trust or the Company, as the case may be, ownership of its shares has or may become concentrated to an extent that could cause the Trust or the Company to be deemed a personal holding company within the meaning of the Code, the Trust or the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

                      CAPITAL STOCK AND BENEFICIAL INTEREST

      The authorized capital stock of the Company consists of an aggregate of 10,000,000,000 shares ("Shares"), par value of $.001 per share currently classified as follows: "Government Money Market Fund - Class A," consisting of 1,000,000,000 Shares, "Government Money Market Fund - Institutional Shares," consisting of 500,000,000 Shares, "Money Market Fund - Class A," consisting of 1,300,000,000 Shares, "Money Market Fund - Institutional Shares," consisting of 2,250,000,000 Shares, "Tax-Exempt Money Market Fund - Class A," consisting of 500,000,000 Shares, "Tax-Exempt Money Market Fund - Institutional Shares," consisting of 1,000,000,000 Shares, "Class D," referred to as the Harris Insight Convertible Fund, consisting of 100,000,000 Shares, "Equity Fund - Class A," consisting of 100,000,000 Shares, "Equity Fund - Institutional Shares" consisting of 100,000,000 Shares, "Short/Intermediate Bond Fund - Class A," consisting of 100,000,000 Shares, "Short/Intermediate Bond Fund - Institutional Shares," consisting of 100,000,000 Shares, "Class G," referred to as the Harris Insight Intermediate Municipal Income Fund, consisting of 50,000,000 Shares, "Prime Reserve Fund - Class A," consisting of 200,000,000 Shares, "Prime Reserve Fund - Class B," consisting of 700,000,000 Shares, "Prime Reserve Fund - Institutional Shares," consisting of 300,000,000 Shares, "Hemisphere Free Trade Fund - Class A," consisting of 50,000,000 Shares and "Hemisphere Free Trade Fund
- Institutional Shares, consisting of 50,000,000 Shares.

      The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value, and to create one or more classes of these shares. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares, Class A Shares and Institutional Shares, for each of the thirteen Funds of the Trust.

      Generally, all shares of the Trust and all shares of the Company have equal voting rights with other shares of the Trust or the Company, respectively, and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in the Prospectuses and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds (e.g., election of Trustees or Directors and ratification of independent accountants), means the vote of the lesser of (i) 67% of the Trust's or the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's or the Company's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single Fund (e.g., annual approval of advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

      Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees or the Company's Board of Directors, as the case may be. Notwithstanding the foregoing, each class of shares of each Fund bears exclusively the expense of fees paid to Service Organizations with respect to that class of shares. In the event of the liquidation or dissolution of the Trust or the Company (or a Fund), shareholders of each Fund (or the Fund being dissolved) are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees or the Directors, as the case may be, in their sole discretion may determine.

      Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust or the Company, as the case may be.

                                      OTHER

      The Registration Statement, including the Prospectuses, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    CUSTODIAN

      As the Funds' Custodian, PNC Bank, N.A., among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund.


                                COMPUTER SYSTEMS

      The services provided by the Company's Investment Advisers, Sub-Administrators, Distributor, Transfer Agent and Custodian (the "Service Providers"), depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or 1980, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Each of the Service Providers has advised the Company that it has been actively working on necessary changes to its own computer systems to deal with the year 2000, and expect that its systems will be adapted before that date. However, there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.


                             INDEPENDENT ACCOUNTANTS


      Price Waterhouse LLP has been selected as the independent accountants for both the Trust and the Company. Price Waterhouse's address is 30 South 17th Street, Philadelphia, Pennsylvania 19103.


                                     EXPERTS

      The financial statements incorporated by reference into the Prospectuses and Statement of Additional Information have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS


      The Financial Statements for the year ended December 31, 1997 including the notes thereto, have been audited by Price Waterhouse LLP and are incorporated by reference in the Statement of Additional Information from the Annual Report of the Company dated December 31, 1997.

                                   APPENDIX A

DESCRIPTION OF BOND RATINGS (INCLUDING CONVERTIBLE BONDS)

      The following summarizes the highest four ratings used by Standard & Poor's ("S&P") for corporate and municipal debt:

        AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher rated categories.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the highest four ratings used by Moody's Investors Service ("Moody's") for corporate and municipal long-term debt.

        Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

      The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

        AAA - Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA - Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

        BBB - Bonds that are rated BBB have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

      The following summarizes the ratings used by IBCA Limited and IBCA Inc. ("IBCA") for bonds:

        Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

        IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

DESCRIPTION OF MUNICIPAL NOTES RATINGS

      The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

        MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

      The following summarizes the two highest ratings by Standard & Poor's for short-term municipal notes:

        SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

        SP-2 - Satisfactory capacity to pay principal and interest.

      The three highest rating categories of D&P for short-term debt are Duff 1, Duff 2, and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.

Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category.

      Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations" Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      The following summarizes the highest ratings used by Fitch for short-term obligations:

      F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 securities possess exceptionally strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is strong. Those issued determined to possess extremely strong safety characteristics are denoted A-1+.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

      D&P uses the short-term ratings described above for commercial paper.

      Fitch uses the short-term ratings described above for commercial paper.

      Thomson BankWatch, Inc. (TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

      BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

      The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

PART C

OTHER INFORMATION

ITEM 24.         FINANCIAL STATEMENTS AND EXHIBITS

(a)              FINANCIAL STATEMENTS


                 Included in Part A of this Registration Statement:
                  Financial Highlights for Class A Shares and Institutional Shares of each Fund from commencement of operations through December 31, 1997

                 Included in Part B of this Registration Statement*:
                  Statements of Net Assets, December 31, 1997
                  Statements of Operations, for the period ended
                  December 31, 1997
                  Statements of Changes in Net Assets, for the period ended December 31, 1997
                  Statements of Changes - Capital Stock Activity, for the period ended December 31, 1997
                  Financial Highlights, for the period ended December 31, 1997 Notes to Financial Statements
                  Report of Independent Accountants

                 * Audited Financial Statements for each Fund of the Trust and the auditors' report thereon for the fiscal period ended December 31, 1997 (with respect to each Fund, part of the Trust's Annual Report filed with the Securities and Exchange Commission on March 9, 1998 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended, accession number 0000935069-98-000046) have been incorporated by reference thereto in the Statement of Additional Information.


(b)              EXHIBITS


      NOTE: As used herein the term "Registration Statement" refers to the Registration Statement of Registrant under the Securities Act of 1933 on Form N-1A, No. 33-64915. All references to a Post-Effective Amendment ("PEA") or Pre-Effective Amendment ("PreEA") are to Post-Effective Amendments and Pre-Effective Amendments to the Registration Statement.


(1)   (a)        Declaration of Trust dated December 6, 1995 (incorporated by reference to Exhibit No. 1 to the Registration Statement filed on December 12, 1995).

      (b) Amendment to Declaration of Trust dated November 4, 1996 (incorporated by reference to Exhibit No. 1(b) to the PEA No. 3 filed on February 28, 1997).

      (c) Amendment to Declaration of Trust dated June 6, 1997 (incorporated by reference to Exhibit No. 1(c) to the PEA No. 5 filed on June 13, 1997).

(2)   (a)        By-Laws (incorporated by reference to Exhibit No. 2 to the
                 Registration Statement filed on December 12, 1995).

      (b) Amendment to By-Laws dated October 31, 1995 (incorporated by reference to Exhibit No. 2(b) to the PEA No. 3 filed on February 28, 1997).

      (c) Amendment to By-Laws dated January 23, 1996 (incorporated by reference to Exhibit No. 2(c) to the PEA No. 3 filed on February 28, 1997).

      (d) Amendment to By-Laws dated November 4, 1996 (incorporated by reference to Exhibit No. 2(d) to the PEA No. 3 filed on February 28, 1997).

(3)              Not applicable.

(4)              Not applicable.

(5)   (a)(i)     Advisory Contract dated February 23, 1996 between Registrant and Harris Trust and Savings Bank ("Harris Trust" or the
                 "Adviser") (incorporated by reference to Exhibit No. 5(a)(i) to the PEA No. 3 filed on February 28, 1997).

      (a)(ii) Notice to the Adviser dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to Exhibit No. 5(a)(ii) to the PEA No. 5 filed on June 13,
                 1997).


      (a)(iii) Notice to the Adviser dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 5(a)(iii) to PEA No. 6 filed on September 15,
                 1997).


      (b)(i) Portfolio Management Contract dated February 23, 1996 between Harris Trust and Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") (incorporated by reference to Exhibit No. 5(b)(i) to the PEA No. 3 filed on February 28,
                 1997).

      (b)(ii) Notice to the Portfolio Management Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to Exhibit No. 5(b)(ii) to the PEA No. 5 filed on June 13, 1997).


      (b)(iii) Notice to the Portfolio Management Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 5(b)(iii) to PEA No. 6 filed on September 15, 1997).

      (c)(i) Investment Sub-Advisory Contract dated August 6, 1997 between HIM and Hansberger Global Investors, Inc. on behalf of Harris Insight International Fund (incorporated by reference to Exhibit No. 5(c)(i) to PEA No. 6 filed on September 15, 1997).

      (c)(ii) Investment Sub-Advisory Contract dated October 1, 1997 between HIM and Hansberger Global Investors, Inc. on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 5(c)(ii) to PEA No. 7 filed on February 27, 1998).


(6)   (a)        Distribution Agreement dated February 23, 1996 between the
                 Registrant and Funds Distributor, Inc. ("FDI") (incorporated by reference to Exhibit No. 6(a) to the PEA No. 3 filed on February 28, 1997).

      (b) Notice to the Distributor dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to Exhibit No. 6(b) to the PEA No. 3 filed on February 28,
                 1997).

      (c) Notice to the Distributor dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 6(c) to PEA No. 6 filed on September 15, 1997).

(7)              Not applicable.

(8)   (a)        Custodian Agreement dated February 23, 1996 between Registrant and PNC Bank, N.A. (incorporated by reference to Exhibit No.
                 8(a) to the PEA No. 3 filed on February 28, 1997).

      (b) Notice to the Custodian dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to Exhibit No. 8(b) to the PEA No. 3 filed on February 28,
                 1997).

      (c) Notice to the Custodian dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 8(c) to PEA No. 6 filed on September 15, 1997).


      (d) Form of Foreign Custody Manager Delegation Amendment (filed herewith).


(9)   (a)(i)     Transfer Agency Services Agreement dated July 1, 1996 between
                 Registrant and Harris Trust (incorporated by reference to Exhibit No. 9(a)(i) to the PEA No. 3 filed on February 28,
                 1997).

      (a)(ii) Notice to the Transfer Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to Exhibit No. 9(a)(ii) to the PEA No. 5 filed on June 13, 1997).


      (a)(iii) Notice to the Transfer Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 9(a)(iii) to PEA No. 7 filed on February 27,
                 1998).


      (b)(i) Sub-Transfer Agency Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to Exhibit No. 9(b)(i) to the PEA No. 3 filed on February 28,
                 1997).

      (b)(ii) Notice to the Sub-Transfer Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to Exhibit No. 9(b)(ii) to the PEA No. 3 filed on February 28, 1997).

      (b)(iii) Notice to the Sub-Transfer Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 9(b)(iii) to PEA No. 6 filed on September 15, 1997).

      (c)(i) Administration Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to Exhibit
                 No. 9(c)(i) to the PEA No. 3 filed on February 28, 1997).

      (c)(ii) Notice to the Administrator dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to Exhibit No. 9(c)(ii) to the PEA No. 5 filed on June 13,
                 1997).


      (c)(iii) Notice to the Administrator dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 9(c)(iii) to PEA No. 6 filed on September 15,
                 1997).


      (d)(i) Sub-Administration and Accounting Services Agreement dated July 1, 1996 between

                 Harris Trust and PFPC Inc. (incorporated by reference to Exhibit No. 9(d)(i) to the PEA No. 3 filed on February 28,
                 1997).

      (d)(ii) Notice to the Sub-Administrator and Accounting Services Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to Exhibit No. 9(d)(ii) to the PEA No. 3 filed on February 28, 1997).


      (d)(iii) Notice to the Sub-Administrator and Accounting Services Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 9(d)(iii) to PEA No. 6 filed on September 15, 1997).


      (e)(i) Sub-Administration Agreement dated July 1, 1996 between Harris Trust and FDI (incorporated by reference to Exhibit No. 9(e)(i) to the PEA No. 3 filed on February 28, 1997).

      (e)(ii) Notice to the Sub-Administrator dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to Exhibit No. 9(e)(ii) to the PEA No. 3 filed on February 28, 1997).


      (e)(iii) Notice to the Sub-Administrator dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to Exhibit No. 9(e)(iii) to PEA No. 6 filed on September 15,
                 1997).

      (f) Form of Shareholder Servicing Agreement (incorporated by reference to Exhibit No. 9(f) to PEA No. 7 filed on February 27, 1998).


(10)             Not applicable.


(11)             Consent of Independent Accountants (filed herewith).


(12)             Not applicable.

(13) Form of Purchase Agreement relating to Initial Capital (incorporated by reference to Exhibit No. 13 to the PEA No. 3 filed on February 28, 1997).

(14)             Not applicable.


(15)  (a)        Service Plan dated November 18, 1997 relating to Class A Shares
                 (incorporated by reference to Exhibit No. 15(a) to PEA No. 7 filed on February 27, 1998).


      (b) Form of Selling Agreement relating to Class A Shares (incorporated by reference to Exhibit No. 15(b) to the PEA No. 3 filed on February 28, 1997).

(16) Certain schedules for computation of performance quotations with respect to Class A Shares and Institutional Shares (incorporated by reference to Exhibit No. 16 to the PEA No. 4 filed on May 1, 1997).


(17)             Financial Data Schedules (filed herewith).


(18) Multi-Class Plan (incorporated by reference to Exhibit No. 18 to the PEA No. 3 filed on February 28, 1997).

Other            Powers of Attorney for C. Gary Gerst, Edgar R. Fielder, John W.
                 McCarter, Jr. and Ernest

Exhibits:        M. Roth dated November 4, 1996 (incorporated by reference to the PEA No. 3 filed on February 28, 1997).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

As of February 20, 1998, the number of record holders of each class of securities of the Registrant was as follows:

                                               Number of Record Holders
                                        ---------------------------------------
Title of Series                         Class A Shares     Institutional Shares
---------------                         --------------     --------------------

Bond Fund                                     12                    12
Intermediate Tax-Exempt Bond Fund             21                    11
Tax-Exempt Bond Fund                          33                     9
Equity Income Fund                           104                     9
Growth Fund                                  204                    13
Small-Cap Opportunity Fund                   211                    26
Index Fund                                   162                    10
International Fund                           160                    13
Convertible Securities Fund                   22                     9
Balanced Fund                                 44                     6
Intermediate Government Bond Fund             30                    12
Small-Cap Value Fund                          43                    15
Emerging Markets Fund                         13                     8

ITEM 27.   INDEMNIFICATION.


      Under Section 4.3 of the Registrant's Declaration of Trust, any past or present Trustee or officer of the Registrant (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Registrant. Moreover, that provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Expenses may be paid by the Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to the Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the disinterested Trustees or independent legal counsel determines, in the manner specified in the Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification. This description is modified in its entirety by the provision of Section 4.3 of the Registrant's Declaration of Trust contained in the Registration Statement filed on December 12, 1995 as Exhibit No. 1 and incorporated herein by reference.

      The Distribution Agreement, the Custodian Agreement, the Transfer Agency Services Agreement and the Administration Agreement (the "Agreements") contained in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Trust against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


      Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


      (a) Harris Trust and Savings Bank ("Harris Bank"), an indirect, wholly-owned subsidiary of the Bank of Montreal, serves as investment adviser to the Harris Insight Equity Income Fund, Growth Fund, Small-Cap Opportunity Fund, Index Fund, International Fund, Balanced Fund, Convertible Securities Fund, Bond Fund, Intermediate Government Bond Fund, Intermediate Tax-Exempt Bond Fund, Tax-Exempt Bond Fund, Small-Cap Value Fund and Emerging Markets Fund. Harris Bank's business is that of an Illinois state-chartered bank with respect to which it conducts a variety of commercial banking and trust activities.


      To the knowledge of the Registrant, none of the directors or executive officers of Harris Bank except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and executive officers of Harris Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All directors of Harris Bank also serve as directors of Harris Bankcorp, Inc., the immediate parent of Harris Bank.


                              Position(s) with Harris Trust    Principal Business(es) During the
Name                          and Savings Bank                 Last Two Fiscal Years
-----------------------------------------------------------------------------------------------------------

Alan G. McNally               Chairman and Chief Executive     Chairman of the Board and Chief Executive
                              Officer                          Officer, Harris Trust and Savings Bank and
                                                               Harris Bankcorp, Inc.

F. Anthony Comper             Director                         President and Chief Operating Officer,
                                                               Bank of Montreal.

Susan T. Congalton            Director                         Managing Director, Lupine Partners.


Wilbur H. Gantz               Director                         Chairman of the Board, President and Chief
                                                               Executive Officer, PathoGenesis
                                                               Corporation.

James J. Glasser              Director                         Retired Chairman, Chairman Emeritus,
                                                               President and Chief Executive Officer,
                                                               GATX Corporation.

Dr. Leo M. Henikoff           Director                         President and Chief Executive Officer,
                                                               Rush-Presbyterian - St. Luke's Medical
                                                               Center.

Richard M. Jaffey             Director                         Chairman, Oil-Dri Corporation of America.

Edward W. Lyman, Jr.          Director                         Vice Chair, Harris Trust and Savings Bank
                                                               and Harris Bankcorp, Inc.

Pastora San Juan Cafferty     Director                         Professor, University of Chicago School of
                                                               Social Service Administration.

Charles H. Shaw               Director                         Chairman, Shaw Company.

Richard E. Terry              Director                         Chairman and Chief Executive Officer,
                                                               Peoples Energy Corporation.

James O. Webb                 Director                         President, James O. Webb and Associates
                                                               Inc.

      (b) Harris Investment Management, Inc. ("HIM"), an indirect subsidiary of the Bank of Montreal, serves as the Portfolio Management Agent of the Harris Insight Equity Income Fund, Growth Fund, Small-Cap Opportunity Fund, Index Fund, International Fund, Balanced Fund, Convertible Securities Fund, Bond Fund, Intermediate Government Bond Fund, Intermediate Tax-Exempt Bond Fund, Tax-Exempt Bond Fund, Small-Cap Value Fund and Emerging Markets Fund pursuant to a Portfolio Management Agreement with Harris Bank. HIM's business is that of a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940.


      To the knowledge of the Registrant, none of the directors or executive officers of HIM, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature with respect to publicly traded companies for their own account or in the capacity of director, officer, employees, partner or trustee.


                                                              Principal Business(es) During the
Name                          Position(s) with HIM            Last Two Fiscal Years
-----------------------------------------------------------------------------------------------------------

Donald G.M. Coxe              Director, Chairman of the        Chairman of the Board and Chief Strategist,
                              Board and Chief Strategist       Harris Investment Management, Inc.;
                                                               Chairman of the Board, Jones Heward
                                                               Investments, Inc.; formerly, President and
                                                               Chief Investment Officer, Harris Investment
                                                               Management, Inc.



Peter P. Capaccio             Director                         Senior Vice President/Director, Mutual Funds
                                                               and the Investment Product Group, Harris
                                                               Trust and Savings Bank.

Terry A. Jackson              Director                         Executive Vice President, Bank of Montreal
                                                               Asset Management Services; President, the
                                                               Trust Company of Bank of Montreal;
                                                               President, Bank of Montreal Investment
                                                               Management Limited; Deputy Chairman, Jones
                                                               Heward Investments, Inc. and Jones Heward
                                                               Investment Counsel, Inc.

William O. Leszinske          Director, President, Chief       President and Chief Investment Officer,
                              Investment Officer               Harris Investment Management, Inc.;
                                                               formerly, Manager of Equities, Harris
                                                               Investment Management, Inc.

Edward W. Lyman, Jr.          Director                         Vice Chair, Harris Trust and Savings Bank
                                                               and Harris Bankcorp, Inc.

Brian J. Steck                Director                         Director and former Chairman of the Board,
                                                               Harris Investment Management, Inc.;
                                                               Vice-Chairman of Investment and Corporate
                                                               Banking, Bank of Montreal; Chairman and
                                                               Chief Executive Officer, Nesbitt Burns, Inc.

Wayne Thomas                  Director                         Senior Vice President - Personal Investment
                                                               Management, Harris Trust and Savings Bank.

William E. Thonn              Director                         Executive Vice President - The Private Bank,
                                                               Harris Trust and Savings Bank.

Randall J. Johnson            Chief Financial Officer          Senior Partner and Chief Financial Officer,
                              and Treasurer                    Harris Investment Management, Inc.;
                                                               formerly, Consultant.

Blanche Hurt                  Secretary                        Vice President and Senior Counsel, Harris
                                                               Trust and Savings Bank.

      (c) Hansberger Global Investors, Inc. ("Hansberger") serves as the Investment Sub-Adviser of the Harris Insight International Fund and the Harris Insight Emerging Markets Fund. Hansberger is currently majority controlled by Mr. Thomas L. Hansberger. Hansberger, a Delaware corporation, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 1997, Hansberger managed assets with a value of approximately $1.39 billion.



                                                              Principal Business(es) During the
Name                          Position(s) with Hansberger     Last Two Fiscal Years
-----------------------------------------------------------------------------------------------------------

Thomas L. Hansberger          Chairman, President and Chief    Chairman, President and Chief Executive
                              Executive Officer                Officer of Hansberger.



Salah Al-Maousherji           Director                         Gulf Paper Kuwait and Mashora Consulting
                                                               Services (financial consulting firm).

Alberto Cribiore              Director                         Principal, Brera Capital Partners, LLC
                                                               (investment banking firm); formerly, Officer
                                                               and Member of the Board of Directors of
                                                               Clayton, Dubilies & Rice, Inc. (a private
                                                               equity investment firm).

Max C. Chapman, Jr.           Director                         Chairman, Nomura Holding America, Inc. and
                                                               Director and Managing Director, Nomura
                                                               Securities Limited (financial services
                                                               companies).

Virgil H. Cumming             Director                         Managing Director, Smith Barney, Inc. and
                                                               Chief Investment Officer, Smith Barney Asset
                                                               Management, a division of Smith Barney, Inc.;
                                                               formerly, Executive Vice President and Head
                                                               of Investments, College Retirement Equities Fund.



ITEM 29.  PRINCIPAL UNDERWRITER.


      (a) In addition to the Harris Insight Funds Trust, Funds Distributor, Inc. currently acts as principal underwriter for American Century California Tax-Free and Municipal Funds, American Century Capital Portfolios, Inc., American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Quantitative Equity Funds, American Century Strategic Asset Allocations, Inc., American Century Target Maturities Trust, American Century Variable Portfolios, Inc., American Century World Mutual Funds, Inc., BJB Investment Funds, The Brinson Funds, Dresdner RCM Capital Funds, Inc., Dresdner RCM Equity Funds, Inc., Founders Funds, Inc., HT Insight Funds, Inc. d/b/a Harris Insight Funds, J.P. Morgan Institutional Funds, J.P. Morgan Funds, JPM Series Trust, JPM Series Trust II, LaSalle Partners Funds, Inc., Monetta Fund, Inc., Monetta Trust, The Montgomery Funds, The Montgomery Funds II, The Munder Framlington Funds Trust, The Munder Funds Trust, The Munder Funds, Inc., Orbitex Group of Funds, St. Clair Funds, Inc., The Skyline Funds, Waterhouse Investors Family of Funds, Inc. and WEBS Index Fund, Inc. Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor, Inc. is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor, Inc. is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.



      (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.





      Director, President and Chief Executive Officer    - Marie E. Connolly
      Executive Vice President                           - George A. Rio
      Executive Vice President                           - Donald R. Roberson
      Executive Vice President                           - William S. Nichols
      Senior Vice President, General Counsel, Chief
           Compliance Officer, Secretary and Clerk       - Margaret W. Chambers
      Senior Vice President                              - Michael S. Petrucelli
      Director, Senior Vice President, Treasurer
        and Chief Financial Officer                      - Joseph F. Tower, III
      Senior Vice President                              - Paula R. David
      Senior Vice President                              - Allen B. Closser

      Senior Vice President                              - Bernard A. Whalen
      Chairman and Director                              - William J. Nutt


      (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at one or more of the following offices: Harris Insight Funds Trust, 60 State Street, Suite 1300, Boston, Massachusetts 02109; PNC Bank, N.A., 200 Stevens Dr., Suite 440, Lester, Pennsylvania 19113; PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809; or Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603.

ITEM 31.  MANAGEMENT SERVICES.


      Other than as set forth under the captions "Management" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contracts.


ITEM 32.  UNDERTAKINGS.

      (a) Not applicable.

      (b) Not applicable.


      (c) Registrant will furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 30th day of April, 1998.

                                            Harris Insight Funds Trust


                                            By: /s/ Richard W. Ingram
                                                ----------------------------
                                                Richard W. Ingram, President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                     Title                          Date
---------                     -----                          ----

/s/ Richard W. Ingram         President, Treasurer and       April 30, 1998
------------------------      Chief Financial Officer
Richard W. Ingram


C. Gary Gerst*                Chairman of the                April 30, 1998
                              Board of Trustees;
                              Trustee

Edgar R. Fiedler*             Trustee                        April 30, 1998

John W. McCarter, Jr.*        Trustee                        April 30, 1998

Ernest M. Roth*               Trustee                        April 30, 1998


* By: /s/ Christopher J. Kelley
      ----------------------------
      Christopher J. Kelley

      Attorney-in-Fact pursuant to powers of attorney dated November 4, 1996.

                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------


8(d)           Form of Foreign Custody Manager Delegation Amendment

11             Consent of Independent Accountants

17             Financial Data Schedules